    As filed with the Securities and Exchange Commission on September 28, 2000

                                         Securities Act Registration No. _______

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/
                          PRE-EFFECTIVE AMENDMENT NO.                       / /
                         POST-EFFECTIVE AMENDMENT NO.                       / /
                        (Check appropriate box or boxes)

                                 --------------

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.
               (Exact name of registrant as specified in charter)

                                 (973) 367-7521
                        (Area Code and Telephone Number)

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

                                 DEBORAH A. DOCS
                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THE REGISTRATION STATEMENT.

No filing fee is required because of reliance on section 24(f) of the Investment
 Company Act of 1940. Pursuant to Rule 429 under the Securities Act of 1933, the
         Prospectus and Proxy Statement relates to shares registered on
                         Form N-1A (File No. 2-64625).

            It is proposed that this filing will become effective on
                    October 30, 2000, pursuant to Rule 488.

            TITLE OF SECURITIES BEING REGISTERED....SHARES OF COMMON
                         STOCK, PAR VALUE $.01 PER SHARE

================================================================================

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.
                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

         Facing Page

         Contents of Registration Statement

         President's Letter to Shareholders

         Notice of Special Meeting

         Part A - Proxy Statement and Prospectus (Attachment A - Form of Agreement and Plan of Reorganizations)

         Forms of Proxy Cards

         Part B - Statement of Additional Information

         Part C - Other Information

         Exhibits

                        PRUDENTIAL MUNICIPAL SERIES FUND
                         CONNECTICUT MONEY MARKET SERIES
                        MASSACHUSETTS MONEY MARKET SERIES
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                October __, 2000
Dear Shareholder:

         I am writing to ask you to vote on important proposals that would effectively merge each of Connecticut Money Market Series and Massachusetts Money Market Series of Prudential Municipal Series Fund into Prudential Tax-Free Money Fund, Inc. A shareholder meeting of your Series is scheduled for December 7, 2000. This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of the Prudential Municipal Series Fund has reviewed the proposal with respect to each Series, and has recommended that it be presented to shareholders for their consideration. Although the Trustees have determined that each merger proposal is in the best interest of shareholders of each Series, the final decision is up to you.

         If approved, each merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in the annual operating expenses paid on their investment in the combined fund. To help you understand the proposals, we are including a "Q and A" that answers common questions about the proposed transactions. The accompanying proxy statement includes a detailed description of each proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

         To vote, you may use any of the following methods:

         - BY MAIL. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

         - BY INTERNET. You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

         -        BY TELEPHONE. Finally, you may vote by telephone by calling
                  (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

If you have any questions before you vote, please call us at (800) 225-1852. We are glad to help you understand the proposals and assist you in voting. Thank you for your participation.

                                                        Very truly yours,

                                                        John R. Strangfeld, Jr.
                                                        PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

         Please read the enclosed proxy statement for a complete description of the proposals. As a quick reference, the following provides a brief overview of the proposals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

         These proxy materials relate to two mergers - Connecticut Money Market Series and Massachusetts Money Market Series, each of Prudential Municipal Series Fund, into Prudential Tax-Free Money Fund. You are being asked to approve only the merger of your Series into Prudential Tax-Free Money Fund. When we refer to a "merger," we mean the transfer of a Series' assets to, and the assumption of its liabilities by, Prudential Tax-Free Money Fund, in exchange for shares of Prudential Tax-Free Money Fund. The shareholders of each Series will vote separately on whether to approve the merger of their Series into Prudential Tax-Free Money Fund.

WHAT ARE THE REASONS FOR THESE MERGERS?

         The proposed mergers are intended to combine similarly managed funds, resulting in what are expected to be overall lower expenses. The mergers are also desirable because of the inability of either Series to attract investors and build an investment portfolio that can effectively pursue the Series' respective objective at a reasonable cost to shareholders. The assets of each Series have not been growing at a competitive rate while the number of shareholders of each Series have been declining for a number of years. As of June 30, 2000, the assets and the number of shareholder accounts of Connecticut Money Market Series and Massachusetts Money Market Series were approximately $__ million and 1,384, and $__ million and 1,008, respectively. The small and slow growing asset base of each Series has resulted in relatively high expense ratios and prevents the Series from enjoying economies of scale which are currently enjoyed to some extent by Tax-Free Money Fund. Tax-Free Money Fund, which is a larger fund than either Series will provide a larger asset base over which fixed expenses can be spread, resulting in lower expense ratios for shareholders of each Series.

DO THE SERIES AND TAX-FREE MONEY FUND HAVE SIMILAR INVESTMENT POLICIES?

         Yes. Each Series and Tax-Free Money Fund invest primarily in high-quality short-term debt securities of municipal issuers, the interest income from which is exempt from federal income taxes and is consistent with liquidity and the preservation of capital. One of the principal differences in the investment policies of each Series and Tax-Free Money Fund is that, unlike Tax-Free Money Fund, each Series also seeks current income that is exempt from state income taxes (Connecticut and Massachusetts, as applicable). After the merger, it is expected that the combined fund will be managed according to the investment objective and policies of the Tax-Free Money Fund. Shareholders should recognize that if the merger of their Series occurs, income from their investment in Tax-Free Money Fund will likely be subject to Connecticut or Massachusetts, as applicable, state income taxes. Shareholders should consult their own tax advisers regarding the implications of federal, state or local taxes.

         Each Series and the Tax-Free Money Fund generally invests at least 80% of its total assets in instruments that pay income exempt from federal income taxes and each may invest in certain municipal bonds the interest on which is subject to the federal alternative minimum tax. Each Series and the Tax-Free Money Fund attempt to maintain a net asset value of $1 per share.

ARE THERE ANY OTHER BENEFITS OF THESE MERGERS?

         Yes. An investment in Tax-Free Money Fund reduces potential concerns relating to inadequate supply of municipal bonds from specific states and offers greater diversification of assets. A state specific municipal fund, such as each Series, may from time to time have difficulty obtaining suitable investments due to inadequate supply. A national municipal fund such as the Tax-Free Money Fund is not similarly constrained with respect to potential investments. Additionally, since each Series, as a general rule, invests at least 80% of its assets in debt obligations of Connecticut or Massachusetts issuers, as applicable, their portfolios are more susceptible to factors affecting such issuers than that of a national municipal fund such as the Tax-Free Money Fund.

WHO ARE THE MANAGERS FOR THE SERIES AND TAX-FREE MONEY FUND?

         Prudential Investments Fund Management currently manages each Series' and Tax-Free Money Fund's investment operations and administers their business affairs. Prudential Investments Fund Management has hired The Prudential Investment Corporation to subadvise and manage each Series' and Tax-Free Money Fund's respective assets. Prudential Investments Fund Management and The Prudential Investment Corporation are expected to serve in these capacities for the combined fund. The Money Market Sector Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of each Series and Tax-Free Money Fund. [Joseph Tully also serves as co-team leader with Monica Wong of Tax-Free Money Fund.]

HOW DO THE EXPENSE STRUCTURES OF THE SERIES AND TAX-FREE MONEY FUND COMPARE?

         Currently, each Series and Tax-Free Money Fund offer one class of stock. The following tables compare the expenses incurred by each Series with those of Tax-Free Money Fund as of August 31, 2000 and December 31, 1999, respectively.

CONNECTICUT MONEY MARKET SERIES
ANNUAL SERIES OPERATING EXPENSES (deducted from Series assets)

      Management fees                                                .500%
      + Distribution and service (12b-1) fees                        .125%
      + Other expenses                                               .205%
      = TOTAL ANNUAL SERIES OPERATING EXPENSES                       .830%

MASSACHUSETTS MONEY MARKET SERIES
ANNUAL SERIES OPERATING EXPENSES (deducted from Series assets)

      Management fees                                                .500%
      + Distribution and service (12b-1) fees                        .125%
      + Other expenses                                               .215%
      = TOTAL ANNUAL SERIES OPERATING EXPENSES                       .840%

TAX-FREE MONEY FUND
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                                                     CLASS A
      Management fees                                                .500%
      + Distribution and service (12b-1) fees                        .125%
      + Other expenses                                               .185%
      = TOTAL ANNUAL FUND OPERATING EXPENSES                         .810%

         ARE THE MERGERS TAXABLE EVENTS FOR FEDERAL INCOME TAX PURPOSES?

         Due to the nature of the Series, Tax-Free Money Fund and their respective portfolios, it is anticipated that the mergers will not qualify as tax-free reorganizations for federal income tax purposes. However, as further described in the proxy statement, it is anticipated that there will be no significant federal income tax consequences as a result of the mergers.

WHAT WILL BE THE SIZE OF TAX-FREE MONEY FUND AFTER THE MERGERS?

         If both proposals are approved, based on information available as of June 30, 2000, the combined Fund is anticipated to have approximately $328.5 million in assets.

HOW WILL WE DETERMINE THE NUMBER OF SHARES OF TAX-FREE MONEY FUND THAT YOU WILL RECEIVE?

         As of the close of business of the New York Stock Exchange on the date each merger is consummated, shareholders of each Series will receive the number of full and fractional Class A shares of Tax-Free Money Fund that is equal in value to the net asset value of their shares of Connecticut Money Market Series or Massachusetts Money Market Series, as applicable, on that date. Each Merger is anticipated to occur on December 15, 2000.

HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

         Yes. The Board of Trustees of Prudential Municipal Series Fund, of which each Series is a part, has approved the proposal with respect to each Series and recommends that you vote to approve the proposals.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

         If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve either merger proposal by the time of the meeting (December 7, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

WHAT HAPPENS IF THE PROPOSAL FOR MY SERIES IS NOT APPROVED?

         If shareholders of either Series do not approve the Merger with respect to such Series or if such Merger is not completed, such Series will continue to engage in business as a series of a registered investment company with its current fee structure and the Board will consider other proposals for such Series, including proposals for the reorganization or liquidation of such Series.

HOW MANY VOTES AM I ENTITLED TO CAST?

         As a shareholder, you are entitled to one vote for each share you own of a Series on the record date. The record date is October 13, 2000. Remember, you are voting to approve the proposal only with respect to the Series in which you own shares.

HOW DO I VOTE MY SHARES?

         You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at (800) 225-1852.

         You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card to enter your vote.

         Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

         INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

         JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

         ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                        PRUDENTIAL MUNICIPAL SERIES FUND
                         CONNECTICUT MONEY MARKET SERIES
                        MASSACHUSETTS MONEY MARKET SERIES

                               100 Mulberry Street
                         Gateway Center Three, 4th Floor
                          Newark, New Jersey 07102-4077

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To our Shareholders:

         Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of each of Connecticut Money Market Series and Massachusetts Money Market Series (each, a Series, and collectively, the Series) each a series of Prudential Municipal Series Fund (Municipal Series Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on December 7, 2000, at 9:30 a.m. Eastern time, for the following purposes:

1. To approve an Agreement and Plan of Reorganizations under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund), Tax-Free Money Fund will be the surviving fund, and each whole and fractional share of each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of Tax-Free Money Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

         The Board of Trustees has fixed the close of business on October 13, 2000 as the record date for the determination of the shareholders of each Series entitled to notice of, and to vote at, this Meeting and any adjournments.

                                    Deborah A. Docs
                                    Secretary

Dated:  October __, 2000

--------------------------------------------------------------------------------
A PROXY CARD FOR YOUR SERIES IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF THE MUNICIPAL SERIES FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL RELATING TO YOUR SERIES.
--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------------------------------
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

           REGISTRATION                                VALID SIGNATURE
           -----------------------------------------------------------

A.  1.     XYZ Corporation                             John Smith, President

    2.     XYZ Corporation                             John Smith, President
           c/o John Smith, President

B.  1.     ABC Company Profit Sharing Plan             Jane Doe, Trustee

    2.     Jones Family Trust                          Charles Jones, Trustee

    3.     Sarah Clark, Trustee                        Sarah Clark, Trustee
           u/t/d  7/1/85

C.  1.     Thomas Wilson, Custodian                    Thomas Wilson, Custodian
           f/b/o  Jessica Wilson UTMA
           New Jersey

                               PRELIMINARY COPIES

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.

                                   PROSPECTUS

                                       AND

                        PRUDENTIAL MUNICIPAL SERIES FUND
                         CONNECTICUT MONEY MARKET SERIES
                        MASSACHUSETTS MONEY MARKET SERIES

                                 PROXY STATEMENT

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                          Newark New Jersey 07102-4077
                                 (800) 225-1852

                         ------------------------------

                                October ___, 2000

                         ------------------------------


         This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Connecticut Money Market Series and Massachusetts Money Market Series, (each, a Series, and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series Fund) in connection with the solicitation of proxies by the Municipal Series Fund's Board of Trustees for use at the Special Meeting of Shareholders of each Series and at any adjournments of the meeting (the Meeting). The Meeting will be held on December 7, 2000, at 9:30 a.m. Eastern time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

         The purpose of the Meeting is to vote on an Agreement and Plan of Reorganizations (the Agreement) under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund), in exchange for shares of Tax-Free Money Fund. With respect to each Series, these transactions are collectively referred to as the Merger. If the Mergers are approved, each Series will be terminated and Tax-Free Money Fund will be the surviving fund, and each whole and fractional share offered by each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of Tax-Free Money Fund on December 15, 2000, or such later date as the parties may agree (the Closing Date).

         Tax-Free Money Fund is an open-end diversified registered management investment company which is organized as a Maryland corporation. Tax-Free Money Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Tax-Free Money Fund seeks to achieve its objective by investing primarily in high-quality money market obligations of state and local governments. Tax-Free Money Fund attempts to maintain a net asset value of $1 per share.

         Municipal Series Fund is an open-end registered management investment company comprised of eleven individual series, two of which are the Connecticut Money Market Series and Massachusetts Money Market Series. Municipal Series Fund is organized as a Massachusetts business trust under the laws of the state of Massachusetts. Each Series is non-diversified. The objective of each Series is to provide the highest level of current income that is exempt from state income tax (Connecticut or Massachusetts state, as applicable) and federal income tax consistent with liquidity and the preservation of capital. Each Series invests primarily in high-quality money market municipal obligations, Connecticut or Massachusetts, as applicable. Each Series attempts to maintain a net asset value of $1 per share.

         IF SHAREHOLDERS OF CONNECTICUT MONEY MARKET SERIES AND MASSACHUSETTS MONEY MARKET SERIES APPROVE THE MERGER WITH RESPECT TO THEIR SERIES, THE SHAREHOLDERS OF SUCH SERIES WILL BECOME SHAREHOLDERS OF TAX-FREE MONEY FUND. THE MERGER OF A SERIES INTO TAX-FREE MONEY FUND IS NOT CONTINGENT ON THE MERGER OF THE OTHER SERIES. SHAREHOLDERS OF EACH SERIES VOTE SEPARATELY ON THE MERGER OF THEIR SERIES.

         This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger of each Series and Tax-Free Money Fund that a shareholder of the Series should know before voting on the proposed Merger with respect to their Series. A Statement of Additional Information dated October __, 2000, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated February 29, 2000, which offers shares of Tax-Free Money Fund. The Statement of Additional Information for Tax-Free Money Fund, dated February 29, 2000, is available upon request. Enclosed with the Proxy Statement are the Annual and Semi-Annual Reports to shareholders of Tax-Free Money Fund for the fiscal year ended December 31, 1999 and the six-month period ended June 30, 2000, respectively. The Prospectus and Statement of Additional Information for Tax-Free Money Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus for each Series dated December 23, 1999, as supplemented to date, and a Statement of Additional Information for Municipal Series Fund, which includes both Series, dated October __, 2000, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED TAX-FREE MONEY FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF
                         CONNECTICUT MONEY MARKET SERIES
                        MASSACHUSETTS MONEY MARKET SERIES
                                EACH A SERIES OF
                        PRUDENTIAL MUNICIPAL SERIES FUND
                 TO BE HELD ON DECEMBER 7, 2000, AT: 9:30 A.M.

                               100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077

                        ---------------------------------

                         PROXY STATEMENT AND PROSPECTUS

                        ---------------------------------

                               VOTING INFORMATION

         This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Prudential Municipal Series Fund (Municipal Series Fund) to be used at the Special Meeting of Shareholders of each of Connecticut Money Market Series and Massachusetts Money Market Series (each, a Series, and collectively, the Series), each a series of Municipal Series Fund and at any adjournments of the Special Meeting (the Meeting), to be held on December 7, 2000, at 9:30 a.m. Eastern time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 - 4077, the principal executive office of The Prudential Investment Corporation (PIC). PIC serves as the investment adviser to Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund, and together with the Management Series Fund, the Funds) and each Series.

         The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October __, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Municipal Series Fund, on behalf of each Series. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Municipal Series Fund, on behalf of each Series. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations (including the costs of retaining Shareholder Communications Corporation) will be borne by each Series and Tax-Free Money Fund based on their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of each Series.

         Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Municipal Series Fund, on behalf of a Series, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

         All proxy cards solicited by the Board of Trustees that are properly completed and received by Municipal Series Fund, on behalf of a Series, prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR

Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting. With respect to each Series, quorum is established when a majority of a Series' total shares outstanding and entitled to vote are present in person at the Meeting or represented by proxy.

         If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because Proposal No. 1 requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, will have the effect of a vote AGAINST Proposal No. 1.

         Municipal Series Fund, on behalf of each Series, also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Series and Tax-Free Money Fund based on their respective assets. If a Series takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone [and the internet] may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         Shareholders may also cast their vote via the internet. The expenses associated with internet voting will be borne by the Series and Tax-Free
Money Fund based on their respective assets. The internet voting procedures have been designed to authenticate shareholders' identities [, to allow shareholders to authorize the voting of their shares in accordance with their instructions,] and to confirm that shareholders' instructions have been recorded properly. [We have been advised that the internet voting procedures are consistent with the requirements of applicable law.] Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder.

         With respect to each Series, if a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting with respect to such Series, to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares of the Series present in person at the Meeting or represented by proxy. When voting on a proposed adjournment with respect to a Series, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Merger with respect to a Series described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received. The shareholders of each Series vote separately on the Merger of their Series and on any other business relating to their Series.

         Shareholders of record of each Series at the close of business on October 13, 2000 (the Record Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date. On the Record Date, there were ____________ and __________ shares, issued and outstanding of Connecticut Money Market Series and Massachusetts Money Market Series, respectively. The following shareholders held 5% or more of Connecticut Money Market Series on the Record
Date: _____________. The following shareholders held 5% or more of Massachusetts Money Market Series on the Record Date: _______________.

         On October 13, 2000, there were ____________ shares, issued and outstanding of Tax-Free Money Fund. The following shareholders held 5% or more of the shares of Tax-Free Money Fund on October 13, 2000: _____________. Shareholders of Tax-Free Money Fund are not entitled to vote on any Merger.

         As of October 13, 2000, the Trustees/Directors and officers of Municipal Series Fund and Tax-Free Money Fund owned, in the aggregate, less than 1% of each Series' and Tax-Free Money Fund's total outstanding shares, respectively. Prudential Securities Incorporated intends to vote any shares of a Series for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED

APPROVAL OF THE MERGER WITH RESPECT TO EACH SERIES REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE MEETING, IF A QUORUM IS PRESENT WITH RESPECT TO SUCH SERIES.

                                    SYNOPSIS

         The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganizations (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of each Series and Tax-Free Money Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read this Proxy Statement and the Prospectus of Tax-Free Money Fund for more complete information.

         The Mergers would transfer all of the assets and liabilities of each Series into Tax-Free Money Fund, a larger mutual fund also managed by PIFM, for which PIC also acts as investment adviser. For each Series as to which the Merger is approved, that Series will cease to exist and current shareholders of that Series will become shareholders of Tax-Free Money Fund.

INVESTMENT OBJECTIVES AND POLICIES

         Each Series and Tax-Free Money Fund have [substantially] similar investment objectives and policies. The investment objective of each of Connecticut Money Market Series and Massachusetts Money Market Series is to provide the highest level of current income that is exempt from state income tax (Connecticut and Massachusetts, respectively) and federal income tax consistent with liquidity and the preservation of capital. Each Series seeks to achieve its respective investment objective by investing primarily in short-term state (Connecticut or Massachusetts, as applicable) and municipal fixed-income securities, as well as short-term obligations of other issuers that pay interest income exempt from those state and federal taxes. Each Series invests in its applicable state obligations which are high-quality money market instruments with remaining maturities of 13 months or less.

         Tax-Free Money Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Tax-Free Money Fund also seeks to achieve its objective by investing in high-quality money market instruments which are short-term debt obligations issued by states, territories and possessions of the U.S. and by the District of Columbia.

         Each Series and Tax-Free Money Fund may also invest in private activity bonds and securities with demand features and will attempt to maintain a net asset value of $1 per share. Moreover, each Series may invest in insured municipal bonds.

         The investment objectives of each Series and Tax-Free Money Fund primarily differ in that Tax-Free Money Fund does not seek to provide income that is exempt from state income taxes. This means that if the Mergers occur, income from your investment in Tax-Free Money Fund will likely be subject to income taxation by your state of residence.

         Each Series and Tax-Free Money Fund have the same manager (PIFM), the same investment adviser (PIC), the same investment team (Money Market Sector Team) and a common team leader (Joseph Tully). The Money Market Sector Team, which is primarily responsible for overseeing the day-to-day management of each Series and Tax-Free Money Fund, utilizes the same investment approach in selecting investments for each Series and Tax-Free Money Fund. The address of PIFM is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2000, PIFM served as manager to all [42] of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately [$76.2 billion].

         The benchmark index for Connecticut Money Market Series and Massachusetts Money Market Series is the iMoneyNet, Inc. Tax-Free
State-Specific Money Fund category for Connecticut and Massachusetts, respectively. The benchmark index for Tax-Free Money Fund is the iMoneyNet, Inc. Tax-Free Money Fund category.

         While each Series and Tax-Free Money Fund make every effort to achieve their respective investment objective, they can't guarantee success.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

         With one exception discussed below, the purchase, redemption and exchange policies of each Series and Tax-Free Money Fund are identical and are not expected to change after the Mergers. Unlike the Series, Tax-Free Money Fund is not available as a sweep vehicle through the corporate COMMAND-SM-Account Program or the Prudential BusinessEdge-SM- Account Program. Therefore, shareholders that have designated either Series as the sweep vehicle through these programs will be notified and asked to make an election into another sweep vehicle. As discussed below, these programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series.

         Each Series and Tax-Free Money Fund distributes dividends of any net investment income to shareholders every month. As discussed above, each Series' dividends are exempt from Connecticut or Massachusetts, as applicable, personal income taxes for residents of such states. Tax-Free Money Fund's dividends will likely not be exempt from any state income taxes. Although the Series and Tax-Free Money Fund are not likely to realize capital gains because of the types of securities they purchase, any realized net capital gains will be paid to shareholders typically once a year.

THE PROPOSED MERGERS

         Shareholders of each Series will be asked at the Meeting to vote upon and approve the Agreement, under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Tax-Free Money Fund whereupon the separate existence of each Series will cease and Tax-Free Money Fund will be the surviving mutual fund, and each whole and fractional share of each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of Tax-Free Money Fund, on or about the Closing Date. Approval of each Merger will be determined solely by approval of the shareholders of the appropriate Series. Shareholders of each Series will vote separately on whether to approve the Merger of their Series into Tax-Free Money Fund. No vote by shareholders of Tax-Free Money Fund is required.

         Due to the nature of the Series, the Tax-Free Money Fund and their respective portfolios, it is unclear whether the Mergers will qualify as tax-free reorganizations for federal income tax purposes. It is anticipated that each Series will treat the Merger as taxable. However, it is contemplated that the total gain to be recognized by each Series (and distributed to their respective shareholders prior to the Merger) will be insignificant. Moreover, because each Series' net asset value is, and has always been, equal to $1.00 per share, it is not anticipated that any shareholder will recognize gain or loss on the exchange of shares of either Series for shares of Tax-Free Money Fund.

EXPENSE STRUCTURES

         Each Series and Tax-Free Money Fund pays a management fee to PIFM for managing its investment operations and administering its business affairs. The management fee is calculated and paid to PIFM every month. PIFM, in turn, reimburses PIC, the investment adviser, for its reasonable costs and expenses in providing advisory services to each Series and Tax-Free Money Fund, respectively. Municipal Series Fund, on behalf of each Series, has agreed to pay a management fee to PIFM at an annual rate of .50 of 1% of the average daily net assets of each such Series, with no breakpoints. Tax-Free Money Fund has agreed to pay a management fee to PIFM with breakpoints which lower the management fee as fund size increases so that PIFM's contractual fee is .50 of 1%, .425 of 1% and .375 of 1%, of Tax-Free Money Fund's average daily net assets up to $750 million, between $750 million and $1.5 billion and in excess of $1.5 billion, respectively. Since Tax-Free Money Fund's assets do not currently exceed $750 million, Tax-Free Money Fund currently pays PIFM at the same annual rate of .50 of 1%.

         The management fee paid by each Series and Tax-Free Money Fund covers PIFM's oversight of each Series' and Tax-Free Money Funds' respective investment portfolios. PIFM also administers Municipal Series Fund's, including the Series, and Tax-Free Money Fund's corporate affairs and, in connection therewith, furnishes the Funds' office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Trustees/Directors of the Funds without compensation.

         Each Series' and Tax-Free Money Fund's distribution expense structures are the same. Prudential Investment Management Services LLC (the Distributor), a wholly-owned subsidiary of Prudential, serves as the distributor of each Series' and Tax-Free Money Fund's shares. Each Series and the Tax-Free Money Fund pay the Distributor a distribution and service (12b-1) fee at an annual rate of .125 of 1% of their respective average daily net assets. The Distributor incurs the expenses of distributing each Series' and Tax-Free Money Fund's shares, including commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of shares, including lease, utility, communications and sales promotion expenses.

         Each Series and Tax-Free Money Fund also pay certain other expenses in connection with their operations, including accounting, legal, audit and registration expenses. Other expenses incurred by Connecticut Money Market Series and Massachusetts Money Market Series, respectively, for the fiscal year ending August 31, 2000 were .130% and .120%, respectively, and for Tax-Free Money Fund for the fiscal year ending December 31, 1999 was .185%. Annualized other expenses for Tax-Free Money Fund for the period ending June 30, 2000 were .120%. Although the basis for calculating these fees and expenses is the same for Tax-Free Money Fund and each Series, the per share effect on shareholder returns is affected by their relative size. Combining the Tax-Free Money Fund with each Series will reduce certain expenses. For example, only one annual audit of the combined Fund will be required rather than separate audits of Tax-Free Money Fund and each Series as is currently required.

         The total annual operating expenses were .830% and .840% for the Connecticut Money Market Series and the Massachusetts Money Market Series, respectively, as of August 31, 2000, and .810% for the Tax-Free Money Fund as of December 31, 1999. For the period ended June 30, 2000, Tax-Free Money Fund's annualized total operating expenses were .800%.

         If shareholders approve the Merger, Tax-Free Money Fund's expense structure will apply. Assuming continuation of Tax-Free Money Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each Series. If the proposed Merger is not approved with respect to a Series, such Series will continue with its current fee structure. For more information about each Series' and Tax-Free Money Fund's current fees, refer to their respective Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Mergers are approved.

         Overall, the proposed Mergers would provide each Series' shareholders with the following benefits:

         - the opportunity to participate in a larger fund which may be able to more effectively pursue its investment at reasonable cost to shareholders;

         - investment in a fund with an investment objective and policies similar to each Series' investment objective and policies;

         -        greater diversification of assets;

         - annual operating expenses for each Series' shares are expected to be lower than those currently of the Series (approximately [6 and 7] basis points lower for Connecticut and Massachusetts Money Market Series, respectively); and

         - reduced concerns relating to inadequate supply of state specific municipal bonds.

THE BOARD OF TRUSTEES OF THE MUNICIPAL SERIES FUND BELIEVES THAT THE MERGERS WILL BENEFIT EACH SERIES' SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER WITH RESPECT TO THEIR SERIES.

COMPARATIVE FEE TABLES

         The following table shows the fees and expenses of Connecticut Money Market Series and Massachusetts Money Market Series, respectively, and of Class A shares of Tax-Free Money Fund, and pro forma fees for the combined fund after giving effect to the Mergers.

         Operating expenses for each Series and Tax-Free Money Fund are paid out of their respective assets, and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Series for the twelve-month period ended August 31, 2000 and of Tax-Free Money Fund for the twelve-month period ended December 31, 1999 and are calculated as a percentage of average net assets of each Series and Tax-Free Money Fund, respectively. The pro forma combined figures are based on June 30, 2000 amounts.


                                        Connecticut       Massachusetts        Tax-Free Money       Pro Forma
                                       Money Market       Money Market              Fund           Combined Fund
                                          Series             Series            Class A shares     Class A shares
                                          ------             ------            --------------     --------------
Management fees                           .500%               .500%              .500%                 .500%
+ Distribution and service                .125%               .125%              .125%                 .125%
   (12b-1) fees

+ Other expenses                          .205%               .215%              .185%                 .115%
= TOTAL ANNUAL OPERATING                  .830%               .840%              .810%                 .740%
  EXPENSES

EXAMPLES OF THE EFFECT OF SERIES AND TAX-FREE MONEY FUND EXPENSES

         The following table illustrates the expenses on a hypothetical $10,000 investment in each Series and Tax-Free Money Fund, respectively, under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

                                Connecticut       Massachusetts        Tax-Free Money       Pro Forma
                               Money Market       Money Market              Fund           Combined Fund
                                  Series             Series            Class A shares     Class A shares
                                  ------             ------            --------------     --------------
1 Year                              $85                $86                  $83                 $76
3 Years                            $265               $268                 $259                $237
5 Years                            $460               $466                 $450                $411
10 Years                         $1,025             $1,037               $1,002                $918

         These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under total annual operating expenses remain the same in the years shown. The examples also assume a stable shareholder base, but in fact the shareholder base of each Series has been declining in recent years. A continued decline would result in higher per share expenses going forward. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Series or Tax-Free Money Fund.

PRO FORMA CAPITALIZATION AND RATIOS

         The following table shows the capitalization of each Series and Tax-Free Money Fund as of June 30, 2000, and the pro forma combined capitalization as if the Merger, with respect to each Series, had occurred on that date.


                                    Connecticut       Massachusetts        Tax-Free Money       Pro Forma
                                   Money Market       Money Market              Fund           Combined Fund
                                      Series             Series            Class A shares     Class A shares
                                      ------             ------            --------------     --------------
Net Assets (000s)                    $81,875           $75,084                 $171,510           $328,469

Net Asset Value Per Share              $1.00             $1.00                    $1.00              $1.00

Shares Outstanding (000s)            $81,875           $75,084                 $171,510           $328,469

         The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of each Series for the twelve-month period ended August 31, 2000 and of Tax-Free Money Fund for the twelve-month period ended December 31, 1999. The ratios also are shown on a pro forma combined basis as of June 30, 2000.


                                    Connecticut       Massachusetts        Tax-Free Money       Pro Forma
                                   Money Market       Money Market              Fund           Combined Fund
                                      Series             Series            Class A shares     Class A shares
                                      ------             ------            --------------     --------------

Ratio of expenses to average           .830%               .840%                  .81%              .740%
net assets

Ratio of net investment                2.90%               3.05%                 2.51%              2.83%
income to average net assets

PERFORMANCE COMPARISONS OF THE SERIES AND TAX-FREE MONEY FUND

         The following table compares each Series' and Tax-Free Money Fund's average annual total returns for the periods set forth below. Average annual total returns and yields are after deduction of expenses and are based on past results and are not an indication of future performance.

AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED JUNE 30, 2000)

                           One Year             Five Years             Ten Years              Since Inception

Connecticut Money           2.78%               2.85% (____%)             N/A                  2.79% (____%)
Market Series*                                                                                (since 8-5-1991)
Massachusetts Money         2.85%               2.86% (____%)             N/A                  2.77% (____%)
Market Series*                                                                                since (8-5-1991)
Tax-Free Money Fund[*]      3.01%               2.89%                    2.99%                 4.19%
(Class A Shares)                                                                              since (8-2-1979)

YIELD**                      7 Day Current         Taxable Equivalent
(AS OF JUNE 30, 2000)            Yield                  Yield***
Connecticut Money                3.25%                   _____
  Market Series
Massachusetts Money              3.67%                   _____
  Market Series
Tax-Free Money                   3.79%                   _____
  Market Fund

* Without expense subsidization and/or waiver of management fees, the Average Annual Total Returns [and Yields] would have been lower, as indicated in parentheses ( ).

** Some investors may be subject to the federal alternative minimum tax and, with respect to each Series, state or local taxes.

*** Tax-equivalent yield is calculated based on a federal tax rate of 39.6% and with respect to each Series the applicable state income tax rate.


FORMS OF ORGANIZATION

         Connecticut Money Market Series and Massachusetts Money Market Series are each non-diversified series of Municipal Series Fund, which is an open-end management investment company organized as a Massachusetts business trust on May 18, 1984. Tax-Free Money Fund is a diversified, open-end management investment company organized as a Maryland corporation on March 22, 1979. Municipal Series Fund is permitted to issue an unlimited number of full and fractional shares of beneficial interest in separate series, two of which are currently designated as the Connecticut Money Market Series and Massachusetts Money Market Series. Connecticut Money Market Series and Massachusetts Money Market Series offer only one class of shares. The other nine series currently designated by Municipal Series Fund are the Florida Series, Massachusetts Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Each of the Florida Series, Massachusetts Series, New Jersey Series and New York Series is authorized to issue an unlimited number of shares of beneficial interest, divided into four classes, designated Class A, Class B, Class C and Class Z. Each of the North Carolina Series, Ohio Series and Pennsylvania Series is authorized to issue an unlimited number of shares of beneficial interest, divided into three classes, designated Class A, Class B and Class C. Each of the New Jersey Money Market Series and New York Money Market Series are authorized to issue an unlimited number of shares of beneficial interest of one class. Shareholders of the Massachusetts Series, Ohio Series and North Carolina Series are scheduled to vote on a merger of their respective series into another Prudential mutual fund. Tax-Free Money Fund is authorized to issue 3 billion shares of common stock, 1.5 billion of which are designated as Class A shares, and 1.5 billion of which are designated as Class Z shares. Currently, Tax-Free Money Fund offers only Class A shares.

         Tax-Free Money Fund is a Maryland corporation and the rights of its shareholders are governed by its Restated Articles of Incorporation, By-Laws and the Maryland General Corporation Law. Municipal Series Fund is a Massachusetts business trust and the rights of its shareholders are governed by its Declaration of Trust, By-Laws and applicable Massachusetts law.

         Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors/Trustees to fill any existing vacancies in the Board of Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office at that time were elected by the holders of the outstanding voting securities.

         Under the Declaration of Trust, Municipal Series Fund shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act; (3) any amendment of the Declaration of Trust, other than amendments to change Municipal Series Fund's name, authorize additional series of shares, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision contained therein, or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code; (4) any termination or reorganization of Municipal Series Fund to the extent and as provided in the Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Municipal Series Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; (6) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act; and (7) such additional matters relating to Municipal Series Fund as may be required or authorized by law, the Declaration of Trust, Municipal Series Fund's By-Laws, or any registration of Municipal Series Fund with the SEC or any state securities commission, or as the Trustees may consider necessary or desirable. Municipal Series Fund shareholders also vote upon changes in fundamental investment policies or restrictions.

         The Declaration of Trust provides that a "Majority Shareholder Vote" of Municipal Series Fund is required to decide most questions upon which shareholders vote. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of: (i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders; or (iii) a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

         Shareholders of Tax-Free Money Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, a merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.

         Municipal Series Fund's and Tax-Free Money Fund's By-Laws each provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting. Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.

         With respect to shareholder liability, under Maryland law, Tax-Free Money Fund's shareholders have no personal liability as such for Tax-Free Money Fund's acts or obligations. Under Massachusetts law, Municipal Series Fund's shareholders, under certain circumstances, could be held personally liable for Municipal Series Fund's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of Municipal Series Fund and requires that notice of such disclaimer be given in every written obligation, contract, instrument, certificate, share, other security of Municipal Series Fund or undertaking made or issued by the Trustees. The Declaration of Trust provides for indemnification out of the applicable series' property for all losses and expenses of any shareholder held personally liable for Municipal Series Fund's obligations solely by reason of his or her being or having been a Municipal Series Fund shareholder and not because of his or her acts or omissions or some other reason. Thus, Municipal Series Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or Municipal Series Fund itself would be unable to meet its obligations.

         With respect to the liability and indemnification of Directors under Maryland law, a Director or officer of Tax-Free Money Fund is not liable to Tax-Free Money Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent of such exemption from liability or limitation thereof is not permitted by law, including under the Investment Company Act. Tax-Free Money Fund's By-Laws provide that its Directors and officers will not be liable to Tax-Free Money Fund, and may be indemnified for liabilities, for any action or failure to act, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

         With respect to the liability and indemnification of Trustees of Municipal Series Fund, under Municipal Series Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred or paid by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, and against amounts paid or incurred by him in the settlement thereof, unless such Trustee has acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.

         Under the Investment Company Act, a Director of Tax-Free Money Fund and a Trustee of Municipal Series Fund may not be protected against liability to Tax-Free Money Fund or Municipal Series Fund, respectively, and their security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the SEC interprets the Investment Company Act to require additional limits on indemnification of Directors, Trustees and officers.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         Each Series and Tax-Free Money Fund is subject to the risks normally associated with funds that invest in municipal bonds.

         As described more fully below, each Series and Tax-Free Money Fund has substantially similar investment objectives, policies and permissible investments.

         Because each Series and Tax-Free Money Fund normally invest in high-quality money market municipal obligations, the Series and Tax-Free
Money Fund have similar levels of risk. As of June 30, 2000, each of Connecticut Money Market Series and Massachusetts Money Market Series, invested 22% and 16%, respectively, of its total assets in municipal bonds.
As of June 30, 2000, Tax-Free Money Fund invested 7% of its total assets in municipal bonds. Investments in high-quality money market municipal obligations expose each Series and Tax-Free Money Fund to the following risks:

         - Credit risk- the risk that the borrower can't pay back the money borrowed or make interest payments when they are due

         - Market risk- the risk that the obligations will lose value in the market because interest rates change or there is a lack of confidence in the issuer or in an industry

         - Tax risk- the risk that income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal obligations from such taxes

         Because each Series primarily invests in state specific municipal bonds, it's investments are subject to certain additional risks:

         - Concentration risk- the risk that obligations may lose value because of political, economic or other events affecting Connecticut and Massachusetts issuers, as applicable

         - Illiquidity risk- the risk that state specific municipal bonds may be difficult to value precisely and sell at time or price desired

         - Nonappropriation risk - the risk that the municipality may not include the bond obligations in future budgets

         Although each Series may purchase insured municipal bonds to reduce credit risk, insured obligations do not provide protection against market fluctuations of bonds or fluctuations in the price of shares of each Series. Because each Series concentrates its investments in Connecticut or Massachusetts obligations, as applicable, it is more susceptible to economic, political and other developments that may adversely affect issuers of state obligations than a municipal fund that is not as geographically concentrated. Since neither Series is diversified, investing in each Series involves greater risks than investing in a diversified fund.

         Each Series' and Tax-Free Money Fund's investments in municipal asset-backed securities are also subject to prepayment risk, which is the risk that the underlying obligations may be prepaid, which could adversely affect yield and could require a fund to reinvest in lower yielding obligations. There is also the risk that a Series or Tax-Free Money Fund will sell a security for a price that is higher or lower than the value attributed to the security through their authorized cost valuation procedures, which could affect their ability to maintain a net asset value of $1 per share.

          An investment in a Series or Tax-Free Money Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Series and Tax-Free Money Fund seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series or Tax-Free Money Fund. For a more complete discussion of the risks associated with each Series or Tax-Free Money Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Series' and Tax-Free Money Fund's respective Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         If the Mergers are approved, the shareholders of each Series will become shareholders of Tax-Free Money Fund. The following information compares the objectives and policies of each Series and Tax-Free Money Fund.

INVESTMENT OBJECTIVES

         Each Series and Tax-Free Money Fund have substantially similar investment objectives and policies. The investment objective of Connecticut Money Market Series and Massachusetts Money Market Series is to provide the highest level of current income that is exempt from state income tax (Connecticut and Massachusetts, respectively), and federal income tax consistent with liquidity and the preservation of capital. Tax-Free Money Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The investment objectives primarily differ in that, unlike each Series, Tax-Free Money Fund does not invest in state specific (such as Connecticut or Massachusetts) municipal obligations. Each Series' dividends are exempt from Connecticut and Massachusetts, as applicable, personal income taxes for residents of such states. Tax-Free Money Fund's dividends, however, will likely not be exempt from any state income taxes. Therefore, shareholders of each Series should recognize that if the Merger occurs with respect to their Series, income from their investment in Tax-Free Money Fund will likely be subject to Connecticut or Massachusetts state income taxes, as applicable. The Series and Tax-Free Money Fund have the same Manager (PIFM), investment adviser (PIC), the same investment team (Money Market Sector Team) and a team leader in common (Joseph Tully). The Money

Market Sector Team which is primarily responsible for overseeing the day-to-day management of each Series and Tax-Free Money Fund, utilizes the same investment approach in selecting investments for each Series and Tax-Free Money Fund.

         The investment objective of each Series and Tax-Free Money Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of each Series and Tax-Free Money Fund, respectively. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of each Series and Tax-Free Money Fund can be changed without shareholder approval.

         For purposes of measuring their performance, each Series and the Tax-Free Money Fund use the Money Fund Report-TM-/Averages, which is based upon the average return of all mutual funds in the iMoneyNet, Inc. Tax-Free Money Fund category, and in the case of the Series, the state specific category for Connecticut or Massachusetts, as applicable.

         While each Series and Tax-Free Money Fund make every effort to achieve their respective investment objectives and maintain a net asset value of $1 per share, they cannot guarantee success.

PRINCIPAL INVESTMENT STRATEGIES

         Each Series and Tax-Free Money Fund have similar investment strategies, the main difference being that each Series primarily invests in state specific municipal money market obligations, whereas Tax-Free Money Fund invests in municipal money market obligations irrespective of their state of origin. Connecticut Money Market Series and Massachusetts Money Market Series each seek to achieve their respective investment objective by investing primarily in short-term state (Connecticut and Massachusetts, respectively) and municipal bonds, which are debt obligations or fixed-income securities, including notes, commercial paper and other securities, as well as short-term obligations of other qualifying issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam), which pay interest income exempt from those state, and federal income taxes. In pursuing its objective, each Series will normally invest at least 80% of its total assets in state and municipal securities which pay income exempt from federal income taxes, which primarily will be Connecticut or Massachusetts obligations, as applicable, unless the investment adviser is unable to purchase state specific obligations that meet the investment policies of the respective Series. Each Series may hold private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax
(AMT).

         Similarly, Tax-Free Money Fund seeks to achieve its investment objective by investing primarily in short-term debt obligations of state and local governments, (including territories and possessions of the United States and the District of Columbia), municipal commercial paper, variable rate demand obligations and municipal asset-backed securities. Under normal circumstances, at least 80% of Tax-Free Money Fund's net assets are invested in money market instruments that pay income exempt from federal income taxes and which are not preference items for purposes of the AMT.

         Both Series and Tax-Free Money Fund invest in obligations which are high-quality money market instruments with remaining maturities of 13 months or less and try to maintain a net asset value of $1 per share. Each Series and Tax-Free Money Fund may invest in general obligation bonds or revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues from a particular source. Each Series and Tax-Free Money Fund may invest in "pre-refunded" or "refunded" bonds, which are obligations that are secured by U.S. Government securities held in escrow for the benefit of holders of such bonds. Tax-Free Money Fund will not invest more than 25% of its total assets in pre-refunded bonds of a single issuer, while neither Series have similar restrictions. Each Series and Tax-Free Money Fund may invest in longer-term securities that are accompanied by demand features, which allow each Series and Tax-Free Money Fund to demand repayment of a debt obligation before the obligation is due.

         Municipal bonds that each Series and Tax-Free Money Fund may purchase must be rated in one of the two highest rating categories by at least [two] nationally recognized statistical rating organizations (NSROs), such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2) or, if unrated, of comparable quality.

         [Each Series may also invest in insured municipal bonds although Tax-Free Money Fund may not do so.] Each Series and Tax-Free Money Fund may invest in variable rate or floating rate obligations and municipal asset backed securities. Unlike the Series, Tax-Free Money Fund may invest in variable rate demand obligations in the form of participation interests in variable rate tax-exempt obligations held by financial institutions. Each Series and Tax-Free Money Fund may purchase liquidity puts on municipal obligations that they purchase. Puts are the right to resell the instrument prior to the instrument's maturity.

         Unlike the Series, Tax-Free Money Fund may invest up to 10% of its total assets in shares of other investment companies, which can result in the duplication of management and advisory fees, and may also use reverse repurchase agreements (up to 5% of the value of its total assets), where Tax-Free Money Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

         Each Series and Tax-Free Money Fund may purchase new money market instruments as they are developed if their characteristics and features follow the rules governing money market mutual funds.

                   COMPARISON OF OTHER POLICIES OF EACH SERIES
                             AND TAX-FREE MONEY FUND

DIVERSIFICATION

         Tax-Free Money Fund is a diversified fund. This means that, with respect to 75% of Tax-Free Money Fund's total assets, Tax-Free Money Fund may not invest more than 5% of its total assets in the securities of a single issuer, and Tax-Free Money Fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities. In contrast, neither Series is diversified, which means that each Series may invest a higher percentage of its assets in securities of fewer issuers.

BORROWING

         Each Series may borrow money in an amount equal to no more than 33 1/3% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions. Neither Series will purchase portfolio securities if its borrowings exceed 5% of the assets. Tax-Free Money Fund may borrow money from banks up to and including 5% of the value of its total assets for temporary purposes.

LENDING

         Neither Series nor Tax-Free Money Fund can make loans, except through repurchase agreements.

ILLIQUID SECURITIES

         Each Series and Tax-Free Money Fund may hold up to 10% of its respective net assets in illiquid securities. Illiquid securities include certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days.

TEMPORARY DEFENSIVE INVESTMENTS

         Although PIC normally invests each Series' assets according to its respective investment strategy, there are times when a Series may temporarily hold up to 100% of its assets in cash, cash equivalents or short-term investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation for temporary defensive purposes. Investing heavily in these securities can limit a Series' ability to achieve its respective investment objective, but can help to preserve its assets. Tax-Free Money Fund currently does not have a temporary defensive investment policy.

         For more information about the risks and restrictions associated with these policies, see the Series' and Tax-Free Money Fund's respective Prospectuses and Statements of Additional Information, and for a more detailed discussion of the Series' and Tax-Free Money Fund's investments, see their respective Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

                        OPERATIONS OF TAX-FREE MONEY FUND
                              FOLLOWING THE MERGERS

         Neither PIFM nor PIC expect Tax-Free Money Fund to revise its investment policies, management or general investment approach as a result of the Mergers. In addition, because Joseph Tully serves as a common investment team leader for each Series and Tax-Free Money Fund, neither PIFM nor PIC anticipates any significant changes from either Series' management or general investment approach. The agents that provide each Series with services, such as its Custodian and Transfer Agent, who also provide these services to Tax-Free Money Fund, are not expected to change. Some, but not all, Trustees of Municipal Series Fund, of which each Series is a part, are the same individuals who serve as Directors of Tax-Free Money Fund. The officers of Municipal Series Fund and Tax-Free Money Fund, with the exception of the secretary, are the same.

         All of the current investments of each Series are permissible investments for Tax-Free Money Fund. Nevertheless, PIC may sell securities held by either Series or Tax-Free Money Fund between shareholder approval and the Closing Date of the Mergers as may be necessary or desirable in the ongoing management of each Series or Tax-Free Money Fund and the adjustment of each Series' or Tax-Free Money Fund's respective portfolio in anticipation of the Mergers. Transaction costs associated with such adjustments will be borne by the relevant Series or Tax-Free Money Fund, to the extent that each incurs such costs. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Tax-Free Money Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

         The price to buy one share of each Series or Tax-Free Money Fund is the share's net asset value, or NAV. Each Series offers only one class of shares. Tax-Free Money Fund consists of Class A and Class Z shares, but only Class A shares are currently offered. Neither Series nor Tax-Free Money Fund impose sale charges on the shares they offer. Therefore, you will not be subject to any sales charges.

         Shares in each Series and Tax-Free Money Fund are purchased at the next NAV calculated after your investment is received and accepted. Each Series' and Tax-Free Money

Fund's NAV is normally calculated once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. Refer to each Series' and Tax-Free Money Fund's respective Prospectuses for more information regarding how to buy shares.

         The primary difference in the purchase and redemption policies of each Series and Tax-Free Money Fund is that the Series may be designated as the sweep vehicle through the COMMAND-SM- Account Program or the Prudential BusinessEdge-SM- Account Program, while Tax-Free Money Fund may not be designated as the sweep vehicle through these programs. Therefore, shareholders that have designated either Series as the sweep vehicle through these programs will be notified and asked to make an election into another sweep vehicle. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. See the Series' respective Prospectuses for more information regarding purchase and redemption policies.

REDEEMING SHARES

         For each Series and Tax-Free Money Fund, your shares will be sold at the next NAV calculated after your order is received and accepted. As discussed above, the difference between the redemption policies of each Series and Tax-Free Money Fund is that unlike each Series, Tax-Free Money Fund is not available as a sweep vehicle through the COMMAND-SM-
Account Program or the Prudential BusinessEdge-SM- Account Program. Refer to each Series' and Tax-Free Money Fund's respective Prospectuses for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

         For each Series and Tax-Free Money Fund, the minimum initial investment for a manual purchase is $1,000 and the minimum additional investment is $100. All minimum investment requirements are waived for certain [retirement and employee savings plans and] custodial accounts for the benefit of minors. Each Series and Tax-Free Money Fund offer certain money market sweep purchase programs, although Tax-Free Money Fund is not available as a sweep vehicle through the COMMAND-SM- Account Program or the Prudential BusinessEdge-SM- Account Program. Minimum investment requirements are also waived for certain money market sweep purchases. Refer to each Series' and Tax-Free Money Fund's respective Prospectuses for more information regarding minimum investment requirements and money market sweep purchase programs.

PURCHASES AND REDEMPTIONS OF EACH SERIES AND TAX-FREE MONEY FUND

         As of August 24, 2000, Municipal Series Fund stopped accepting orders to purchase or exchange into shares of either Series, except for reinvestment of dividends and/or distributions, participations in automatic investment plans and purchases made through certain money market sweep programs. Shareholders of each Series may redeem shares through the Closing Date of each Merger. If each Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Tax-Free Money Fund.

EXCHANGES OF SERIES AND TAX-FREE MONEY FUND SHARES

         The exchange privilege currently offered by Tax-Free Money Fund is the same as that of each Series and is not expected to change after the Mergers. Shareholders of each Series and Tax-Free Money Fund may exchange their shares for Class A shares of certain other Prudential mutual funds, but cannot exchange shares for Class B, Class C or Class Z shares of another Prudential mutual fund, [except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares]. Refer to each Series' and Tax-Free Money Fund's respective Prospectuses for additional information regarding exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Series and Tax-Free Money Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Series and Tax-Free Money Fund declares dividends, if any, daily, and distributes dividends, if any, monthly. Neither Series nor Tax-Free Money Fund anticipate realizing long-term capital gains or losses, although net capital gains, if any, are distributed annually. At or before the Closing Date, each Series shall declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.

            FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGERS

         Due to the nature of the Series, Tax-Free Money Fund and their respective portfolios, it is unclear whether the Mergers will qualify as tax-free reorganizations within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the Code). It is anticipated that each Series will treat the Merger as taxable. However, it is contemplated that the total gain to be recognized by each Series (and distributed to their respective shareholders prior to the Merger) will be insignificant. Moreover, because each Series' NAV is and has always been equal to $1.00 per share, it is not anticipated that any shareholder will recognize gain or loss on the exchange of shares of either Series for shares of Tax-Free Money Fund.

         As discussed above, Tax-Free Money Fund may purchase municipal obligations of any state, territory or possession of the United States and the District of Columbia. As a result, upon the consummation of each Merger, shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series that are residents in Connecticut and Massachusetts, respectively, will be subject to certain state income taxes with respect to that portion of Tax-Free Money Fund's income not earned from municipal obligations the income from which is exempt from Connecticut or Massachusetts state income taxes.

         Shareholders of each Series are advised to consult their own tax advisors regarding specific questions with respect to federal, state or local taxes. Please see the section entitled "The Proposed Transaction - U.S. Federal Income Tax Considerations" for more information.

                            THE PROPOSED TRANSACTIONS

AGREEMENT AND PLAN OF REORGANIZATIONS

         The Agreement describes the terms and conditions under which the proposed transactions may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

         Due to the nature of the Series, Tax-Free Money Fund and their respective portfolios, it is unclear whether the Mergers will qualify as tax-free reorganizations.

         The Agreement contemplates that at the Closing Date, each Series will transfer and deliver all of its assets to Tax-Free Money Fund, and that Tax-Free Money Fund will (a) assume all of the liabilities of each Series, and (b) issue and deliver to each Series the number of Class A shares of Tax-Free Money Fund as provided for in the Agreement. The assets of each Series to be acquired by Tax-Free Money Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims and other property owned by such Series, and any deferred or prepaid expenses shown as an asset on the books of such Series at the Closing Date. Tax-Free Money Fund will assume from each Series all liabilities, debts and obligations of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that Municipal Series Fund will use its best efforts to cause each Series to discharge all of its known liabilities prior to the Closing Date.

         Tax-Free Money Fund will deliver to each Series the number of full and fractional shares of Tax-Free Money Fund having an aggregate net asset value equal to the value of the assets less the liabilities of such Series as of the Closing Date. Each Series will then distribute the Tax-Free Money Fund shares PRO RATA to its respective shareholders.

         The value of each Series' assets to be acquired by Tax-Free Money Fund and the amount of its liabilities to be assumed by Tax-Free Money Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in each Series' Prospectus and Statement of Additional Information. The net asset value of a share of Tax-Free Money Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information. The valuation procedures are the same for each Series and Tax-Free Money Fund.

         As of the Closing Date, each Series will distribute to its respective shareholders of record, the shares of Tax-Free Money Fund it receives, so that each shareholder of each Series will receive the number of full and fractional shares of Tax-Free Money Fund equal in value to the aggregate net asset value of shares of such Series held by such shareholder on the Closing

Date. Each Series will then be terminated as soon as practicable. The distribution of shares of Tax-Free Money Fund will be accomplished by opening accounts on the books of Tax-Free Money Fund in the names of each Series' respective shareholders and by transferring to such accounts shares of Tax-Free Money Fund. Each shareholder's account will be credited with the respective PRO RATA number of full and fractional shares of Tax-Free Money Fund due that shareholder. Fractional shares of Tax-Free Money Fund shall be rounded to the third decimal place.

         Immediately after each Merger, each former Series shareholder will own shares of Tax-Free Money Fund equal to the aggregate net asset value of that shareholder's shares of the respective Series immediately prior to the Merger. The net asset value per share of Tax-Free Money Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder's interest.

         Any transfer taxes payable upon issuance of shares of Tax-Free Money Fund in a name other than that of the registered holder of the shares on the books of a Series as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

         The completion of each Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by the relevant Series or Tax-Free Money Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGERS

         The Boards of Directors/Trustees (the Boards) of the Municipal Series Fund, of which each Series is a part, and Tax-Free Money Fund have determined that each Merger is in the best interests of the respective shareholders of each Series and Tax-Free Money Fund and that each Merger will not result in a dilution of the pecuniary interests of the respective shareholders of either Series or Tax-Free Money Fund.

         In considering each Merger, each Board considered a number of factors, including the following:

         - the compatibility of the investment objective, policies and restrictions of each Series and Tax-Free Money Fund and the fact that Tax-Free Money Fund's portfolio is less susceptible to risks associated with investments concentrated in a single state;

         - the relative past and current growth in assets and investment performance, and future prospects of each Series and Tax-Free Money Fund;

         - the effect of the proposed transactions, individually and in the aggregate, on the expense ratios of each Series and Tax-Free Money Fund;

         - the costs of the Mergers, which will be paid for by Tax-Free Money Fund and each Series in proportion to their respective assets;

         - the tax consequences of the Mergers to each Series and its shareholders including the fact that: the Mergers may not qualify as tax-free reorganizations for federal income tax purposes; it is likely that there will be no significant federal tax consequences as a result of the Mergers; and if the Mergers are approved, shareholders who would otherwise have received income generally exempt from Connecticut and Massachusetts, as applicable, taxation will likely be subject to such state's taxation on income derived from Tax-Free Money Fund following the Mergers;

         - the potential benefits to the shareholders of each Series and Tax-Free Money Fund;

         - other alternatives to each Merger including a continuance of a Series in its present form, a change of manager or investment objective, or a termination of the Series with the distribution of the cash proceeds to the Series' shareholders.

         PIFM and PIC recommended each Merger to the Board of Municipal Series Fund, with respect to each Series, and Tax-Free Money Fund at meetings of the Boards held on August 23, 2000. In recommending the Mergers, PIFM and PIC advised the Boards that each Series and Tax-Free Money Fund have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that each Series and Tax-Free Money Fund differed primarily with respect to each Series' investment emphasis in state specific municipal obligations and expense structures.

         The Boards considered that if either or both Mergers are approved, shareholders of the relevant Series should realize a reduction in annual operating expenses paid on their investment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         Tax-Free Money Fund was incorporated in Maryland on March 22, 1979. It is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. Tax-Free Money Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into two classes, Class A and Class Z. Of the authorized shares of common stock of Tax-Free Money Fund, 1.5 billion shares consist of Class A shares and 1.5 billion shares consist of Class Z shares. Currently, Tax-Free Money Fund offers only Class A shares.

         Shares of Tax-Free Money Fund, when issued, are fully paid and nonassessable. There are no conversion, preemptive or other subscription rights. The dividend rights, the right of redemption and the privilege of exchange are described in Tax-Free Money Fund's Prospectus.

         Tax-Free Money Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of Tax-Free Money Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of Tax-Free Money Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

         Due to the nature of each Series, Tax-Free Money Fund and their respective portfolios, it is unclear whether the proposed transactions will qualify as tax-free reorganizations for federal income tax purposes. Therefore, it is anticipated that each Series will treat the Merger as taxable. It is expected that the total gain to be recognized by each Series (and distributed to its respective shareholders prior to the Merger) will be insignificant. Moreover, because each Series' NAV is and has always been equal to $1.00 per share, it is not anticipated that any shareholder will recognize gain or loss on the exchange of shares of either Series for shares of Tax-Free Money Fund.

         Shareholders of each Series should consult their tax advisers regarding the tax consequences to them, if any, of the Mergers in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Mergers, shareholders also should consult their tax advisers as U.S. state, local and foreign tax consequences, if any, of the Mergers.

CONCLUSION

         The Agreement was approved by the Boards of Directors/Trustees of Municipal Series Fund and Tax-Free Money Fund at meetings held on August 23, 2000. The Boards of both Funds determined that each Merger is in the best interests of shareholders of the respective Series and Tax-Free Money Fund, as applicable, and that the interests of existing shareholders of each Series and Tax-Free Money Fund would not be diluted as a result of the Mergers. If the shareholders of either Series do not approve the Merger with respect to such Series or if such Merger is not completed, such Series will continue to engage in business as a series of a registered investment company and the Board of Municipal Series Fund will consider other proposals for such Series, including proposals for the reorganization or liquidation of such Series.

                ADDITIONAL INFORMATION ABOUT TAX-FREE MONEY FUND

         Tax-Free Money Fund's Prospectus dated February 29, 2000, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Tax-Free Money Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains Tax-Free Money Fund's financial highlights for the fiscal period ended December 31, 1999. The audited financial statements of Tax-Free Money Fund for the fiscal year ended December 31, 1999 are included in Tax-Free Money Fund's Annual Report, which is also enclosed with this Proxy Statement.

MISCELLANEOUS

LEGAL MATTERS

         Certain legal matters in connection with the Mergers have been or will be passed upon by Swidler Berlin Shereff Friedman, LLP, counsel to Municipal Series Fund. Certain legal matters in connection with the Mergers have been or will be passed upon by Sullivan and Cromwell, counsel to Tax-Free Money Fund. As to matters of Massachusetts law, Swidler Berlin Shereff Friedman will rely on the opinion of ____________. As to matters of Maryland law, Sullivan and Cromwell will rely on the opinion of Piper Marbury Rudnick & Wolfe LLP.

INDEPENDENT ACCOUNTANTS

         The audited financial statements of each Series and Tax-Free Money Fund for the fiscal periods ended August 31, 2000 and December 31, 1999, respectively, included in the applicable Statements of Additional Information, have been examined by _______________________, independent accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended August 31, 2000 and December 31, 1999, respectively. The financial statements audited by _______________________ have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

         Each Series and Tax-Free Money Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of

Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise Prudential Municipal Series Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                              SHAREHOLDER PROPOSALS

         Any shareholder of either Series who wishes to submit a proposal to be considered by such Series' shareholders at the next meeting of shareholders of Connecticut Money Market Series or Massachusetts Money Market Series, as applicable, should send the proposal to Prudential Municipal Series Fund, Connecticut Money Market Series or Massachusetts Money Market Series, as applicable, c/o Deborah A. Docs, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Trustees of Municipal Series Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the applicable Series' proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If Proposal No. 1 is approved at the meeting, there will likely not be any future shareholder meetings of either Series.

         Tax-Free Money Fund's By-Laws provide that it will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Tax-Free Money Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

         Management of Connecticut Money Market Series and Massachusetts Money Market Series knows of no business to be presented at the Meeting other than the Proposals described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of each Series, as applicable, taking into account all relevant circumstances.

                                            By order of the Board of Trustees,

                                            DEBORAH A. DOCS
                                            Secretary

October __, 2000

--------------------------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                                                                   ATTACHMENT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATIONS

         Agreement and Plan of Reorganizations (Agreement) made as of the ____ day of October, 2000, by and between Prudential Municipal Series Fund (Municipal Series Fund)- Connecticut Money Market Series and Massachusetts Money Market Series- and Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund and, collectively with Municipal Series Fund, the Funds and each individually, a
Fund). The Municipal Series Fund is a business trust organized under the laws of the Commonwealth of Massachusetts and the Tax-Free Money Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of Tax-Free Money Fund are divided into two classes, designated Class A and Class Z. Currently, Tax-Free Money Fund only offers Class A shares. Shares of Connecticut Money Market Series and Massachusetts Money Market Series consist of one class of shares. Municipal Series Fund consists of eleven series, two of which are the Massachusetts Money Market Series and Connecticut Money Market Series (collectively, the Series and each individually, a Series).

          This Agreement is intended to be, and is adopted as, a plan of reorganizations pursuant to Section of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). ___ The reorganizations will comprise the transfer of all of the assets of the Connecticut Money Market Series and Massachusetts Money Market Series, respectively, in exchange for Class A shares of Tax-Free Money Fund, and Tax-Free Money Fund's assumption of such Series' liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Tax-Free Money Fund to the shareholders of the respective Series, and the termination of the Series as provided herein, all upon the terms and conditions as hereinafter set forth.

         In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR SHARES OF TAX-FREE MONEY FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF THE SERIES.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Municipal Series Fund, on behalf of each Series, agrees to sell, assign, transfer and deliver the assets of each such Series, as set forth in paragraph 1.2, to Tax-Free Money Fund, and Tax-Free Money Fund agrees (a) to issue and deliver to each Series in exchange therefor the number of shares of Class A Common Stock in Tax-Free Money Fund determined by dividing the net asset value of the respective Series (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of Tax-Free Money Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2)] and (b) to assume all of each Series' liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

1.2 The assets of each Series to be acquired by Tax-Free Money Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by such Series and any deferred or prepaid expenses shown as assets on the books of such Series on the closing date provided in paragraph 3 (Closing Date). Tax-Free Money Fund has no plan or intent to sell or otherwise dispose of any assets of any Series, other than in the ordinary course of business.

1.3 Except as otherwise provided herein, Tax-Free Money Fund will assume from each Series all debts, liabilities, obligations and duties of each Series of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Tax-Free Money Fund agrees to utilize its best efforts to cause each Series to discharge all of the known debts, liabilities, obligations and duties of such Series prior to the Closing Date.

1.4 On or immediately prior to the Closing Date, each Series will declare and pay to its shareholders of record, dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of each of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, each Series will distribute PRO RATA to its shareholders of record, determined as of the close of business on the Closing Date, the Class A shares of Tax-Free Money Fund received by the Series pursuant to paragraph 1.1 in exchange for their interest in such Series, and Tax-Free Money Fund will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating each Series. Such distribution will be accomplished by opening accounts on the books of Tax-Free Money Fund in the names of each Series' shareholders and transferring thereto the shares credited to the account of the respective Series on the books of Tax-Free Money Fund. Each account opened shall be credited with the respective PRO RATA number of Tax-Free Money Fund Class A shares due such Series' shareholders. Fractional shares of Tax-Free Money Fund shall be rounded to the third decimal place.

1.6 Tax-Free Money Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Series shareholder holding Series receipts for shares of beneficial interest as of the Closing Date, until Tax-Free Money Fund is notified by Municipal Series Fund's transfer agent that such shareholder has surrendered his or her outstanding Series receipts for shares of beneficial interest or, in the event of lost, stolen or destroyed receipts for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, Tax-Free Money Fund will not permit such shareholder to (1) receive dividends or other distributions on Tax-Free Money Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Tax-Free Money Fund's books pursuant to paragraph 1.5, as provided in the next sentence),
(2) exchange Tax-Free Money Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Tax-Free Money Fund shares in cash as provided in the preceding sentence, Tax-Free Money Fund shall pay such dividends or other distributions in additional Tax-Free Money Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of the Series. Each Series will, at its expense, request its shareholders to surrender their outstanding Series receipts for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.

1.7 Ownership of Tax-Free Money Fund shares will be shown on the books of the Tax-Free Money Fund's transfer agent. Shares of Tax-Free Money Fund will be issued in the manner described in Tax-Free Money Fund's then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of shares of Tax-Free Money Fund in exchange for shares of the Series in a name other than that of the registered holder of the shares being exchanged on the books of that Series as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

1.9 Any reporting responsibility with the Securities and Exchange Commission (SEC) or any state securities commission of Municipal Series Fund with respect to a Series is and shall remain, the responsibility of the Series up to and including the Termination Date.

1.10 All books and records of Municipal Series Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act) and the rules and regulations thereunder, shall be available to Tax-Free Money Fund from and after the Closing Date and shall be turned over to Tax-Free Money Fund on or prior to the Termination Date.

2.      VALUATION.

2.1 The value of each Series' assets and liabilities to be acquired and assumed, respectively, by Tax-Free Money Fund shall be the net asset value computed as of 4:30 p.m., New York City time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in such Series' then-current prospectus and Municipal Series Fund's statement of additional information.

2.2 The net asset value of Class A shares of Tax-Free Money Fund shall be the net asset value for Class A shares as of the Valuation Time, using the valuation procedures set forth in Tax-Free Money Fund's then-current prospectus and statement of additional information.

2.3 The number of Tax-Free Money Fund shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be calculated as set forth in paragraph 1.1.

2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.       CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be December ___, 2000 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Tax-Free Money Fund or at such other place as the parties may agree.

3.2 State Street Bank and Trust Company (State Street), as custodian for each Series, shall deliver to Tax-Free Money Fund at the Closing, a certificate of an authorized officer of State Street stating that (a) the applicable Series' portfolio securities, cash and any other assets have been transferred in proper form to Tax-Free Money Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Series and of the net asset value per share of Tax-Free Money Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

3.4 Municipal Series Fund shall deliver to Tax-Free Money Fund on or prior to the Termination Date the names and addresses of each of the shareholders of each Series and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the transfer agent of Municipal Series Fund. Tax-Free Money Fund shall issue and deliver to Municipal Series Fund at the Closing a confirmation or other evidence satisfactory to Municipal Series Fund that shares of Tax-Free Money Fund have been or will be credited to each Series' account on the books of Tax-Free Money Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES.

4.1      Municipal Series Fund represents and warrants as follows:

         4.1.1 Municipal Series Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and each of the Series has been duly established in accordance with the terms of Municipal Series Fund's Declaration of Trust as a separate series of Municipal Series Fund;

         4.1.2 Municipal Series Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

         4.1.3 Municipal Series Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of Municipal Series Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which any Series is a party or by which any Series is bound;

         4.1.4 All material contracts or other commitments to which any Series, or the properties or assets of any Series, is subject, or by which any Series is bound, except this Agreement, will be terminated on or prior to the Closing Date without such Series or Tax-Free Money Fund incurring any liability or penalty with respect thereto;

         4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Municipal Series Fund or any of the properties or assets of any Series. Municipal Series Fund knows of no facts that might form the basis for the institution of such proceedings, and, with respect to each Series, Municipal Series Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of each Series at August 31, 2000 and for the year then ended (copies of which have been furnished to Tax-Free Money Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of such Series as of and for the period ended on such date, and there are no material known liabilities of any such Series (contingent or otherwise) not disclosed therein;

         4.1.7 Since August 31, 2000, there has not been any material adverse change in any Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Tax-Free Money Fund. For the purposes of this paragraph 4.1.7, a decline in net assets, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

         4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of each Series required by law to have been filed on or before such dates shall have been timely filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Municipal Series Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such returns;

         4.1.9 For each past taxable year since it commenced operations, each Series has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and Municipal Series Fund intends to cause such Series to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, each Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

         4.1.10 All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of each Series will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Tax-Free Money Fund in accordance with the provisions of paragraph 3.4. No Series has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

         4.1.11 At the Closing Date, Municipal Series Fund will have good and marketable title to the assets of each Series to be transferred to Tax-Free Money Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Tax-Free Money Fund will acquire good and marketable title thereto;

         4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Municipal Series Fund and by all necessary action, other than shareholder approval, on the part of each Series, and this Agreement constitutes a valid and binding obligation of Municipal Series Fund and of each Series, subject to shareholder approval;

         4.1.13 The information furnished and to be furnished by Municipal Series Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

         4.1.14 On the effective date of the registration statement filed with the SEC by Tax-Free Money Fund on Form N-14 relating to the shares of Tax-Free Money Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of each Series and on the Closing Date, the Proxy Statement of such Series, the Prospectus of Tax-Free Money Fund, and the Statement of Additional Information of Tax-Free Money Fund to be included in the Registration Statement (collectively, Proxy Statement)
         (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act, and the rules and regulations under each such act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Tax-Free Money Fund for use therein.

4.2      TAX-FREE MONEY FUND REPRESENTS AND WARRANTS AS FOLLOWS:

         4.2.1 Tax-Free Money Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

         4.2.2 Tax-Free Money Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

         4.2.3 Tax-Free Money Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Tax-Free Money Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Free Money Fund is a party or by which Tax-Free Money Fund is bound;

         4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Tax-Free

         Money Fund or any of its properties or assets, except as previously disclosed in writing to Municipal Series Fund. Except as previously disclosed in writing to Municipal Series Fund, Tax-Free Money Fund knows of no facts that might form the basis for the institution of such proceedings, and Tax-Free Money Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Tax-Free Money Fund at December 31, 1999 and for the fiscal year then ended (copies of which have been furnished to Municipal Series Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Tax-Free Money Fund as of and for the period ended on such date, and there are no material known liabilities of Tax-Free Money Fund (contingent or otherwise) not disclosed therein;

         4.2.6 Since December 31, 1999, there has not been any material adverse change in Tax-Free Money Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Tax-Free Money Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Municipal Series Fund. For the purposes of this paragraph 4.2.6, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

         4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of Tax-Free Money Fund required by law to have been filed on or before such dates shall have been filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Tax-Free Money Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         4.2.8 For each past taxable year since it commenced operations, Tax-Free Money Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Tax-Free Money Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

         4.2.9 All issued and outstanding shares of Tax-Free Money Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Tax-Free Money Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

         4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Tax-Free Money Fund and by all necessary corporate action on the part of Tax-Free Money Fund, and this Agreement constitutes a valid and binding obligation of Tax-Free Money Fund;

         4.2.11 The shares of Tax-Free Money Fund to be issued and delivered to Municipal Series Fund for and on behalf of each Series pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Tax-Free Money Fund, fully paid and non-assessable;

         4.2.12 The information furnished and to be furnished by Tax-Free Money Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

         4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of each Series and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under each such act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by the Series for use therein.

5.       COVENANTS OF TAX-FREE MONEY FUND AND MUNICIPAL SERIES FUND.

5.1 Municipal Series Fund, with respect to each Series, and Tax-Free Money Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds and the Series, except as may otherwise be required by paragraph 1.4 hereof.

5.2 Municipal Series Fund covenants to call a meeting of the shareholders of each Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

5.3 Municipal Series Fund covenants that Tax-Free Money Fund shares to be received for and on behalf of each Series in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Municipal Series Fund covenants that it will assist Tax-Free Money Fund in obtaining such information as Tax-Free Money Fund reasonably requests concerning the beneficial ownership of each Series' shares.

5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Municipal Series Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such act.

5.7 Municipal Series Fund covenants that it will, from time to time, as and when requested by Tax-Free Money Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Tax-Free Money Fund may deem necessary or desirable in order to vest in and confirm to Tax-Free Money Fund title to and possession of all the assets of each Series to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.8 Tax-Free Money Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9 Tax-Free Money Fund covenants that it will, from time to time, as and when requested by Municipal Series Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as

Municipal Series Fund may deem necessary or desirable in order to (i) vest in and confirm to the Municipal Series Fund title to and possession of all the shares of Tax-Free Money Fund to be transferred to the shareholders of each Series pursuant to this Agreement and (ii) assume all of the liabilities of each Series in accordance with this Agreement.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF MUNICIPAL SERIES FUND.

         The obligations of Municipal Series Fund to consummate the transactions provided for herein shall be subject to the performance by Tax-Free Money Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

6.1 All representations and warranties of Tax-Free Money Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 Tax-Free Money Fund shall have delivered to Municipal Series Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Tax-Free Money Fund, in form and substance satisfactory to Municipal Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Free Money Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Municipal Series Fund shall reasonably request.

6.3 Municipal Series Fund shall have received on the Closing Date a favorable opinion from Sullivan and Cromwell, counsel to Tax-Free Money Fund, dated as of the Closing

Date, to the effect that:

         6.3.1 Tax-Free Money Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

         6.3.2 This Agreement has been duly authorized, executed and delivered by Tax-Free Money Fund and, assuming due authorization, execution and delivery of the Agreement by Municipal Series Fund on behalf of each Series, is a valid and binding obligation of Tax-Free Money Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement.

         6.3.3 The shares of Tax-Free Money Fund to be distributed to the shareholders of each Series under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Tax-Free Money Fund has any pre-emptive right to subscribe therefor or purchase such shares;

         6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Tax-Free Money Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated May 2, 1988, as amended on November 19, 1993, between Prudential-Bache National Tax-Free Money Fund, Inc. and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated [ ______ ] between [ _________ ] Fund and State Street Bank and Trust Company, as amended on [ ________ ], (c) the Distribution Agreement, dated June 1, 1998, between Prudential Tax-Free Money Fund, Inc. and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache Tax-Free Money Fund, Inc. and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Tax-Free Money Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

         6.3.6 Tax-Free Money Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

         6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against Tax-Free Money Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

         Such opinion may rely on an opinion of Maryland counsel to the extent it addresses Maryland law.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-FREE MONEY FUND.

         The obligations of Tax-Free Money Fund to complete the transactions provided for herein shall be subject to the performance by Municipal Series Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

7.1 All representations and warranties of Municipal Series Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Municipal Series Fund shall have delivered to Tax-Free Money Fund on the Closing Date a statement of the assets and liabilities of each Series, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of each Series showing the adjusted tax basis of such securities by lot, as of the Closing Date, certified by the Treasurer of Municipal Series Fund.

7.3 Municipal Series Fund shall have delivered to Tax-Free Money Fund on the Closing Date a certificate executed in its name by the President or one of the Vice Presidents of Municipal Series Fund, in form and substance satisfactory to Tax-Free Money Fund and dated as of the Closing Date, to the effect that the representations and warranties of Municipal Series Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Free Money Fund shall reasonably request.

7.4 On or immediately prior to the Closing Date, Municipal Series Fund shall have declared and paid to the shareholders of record of each Series one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of such Series for all completed taxable years from the inception of such Series through August 31, 2000, and for the period from and after August 31, 2000 through the Closing Date.

7.5 Tax-Free Money Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to Municipal Series Fund, dated as of the Closing Date, to the effect that:

         7.5.1 Municipal Series Fund is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted and each Series has been duly established in accordance with the terms of the Municipal Series Fund's Declaration of Trust as a separate series of Municipal Series Fund;

         7.5.2 This Agreement has been duly authorized, executed and delivered by Municipal Series Fund and constitutes a valid and legally binding obligation of Municipal Series Fund enforceable against the assets of each Series in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this Agreement;

         7.5.3 The execution and delivery of the Agreement did not, and the performance by Municipal Series Fund of its obligations hereunder will not, (i) violate Municipal Series Fund's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated December 30, 1988, between Prudential-Bache Municipal Series Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated [August 29, 1984], as amended on February 22, 1999, between Prudential-Bache Municipal Series Fund and State Street Bank and Trust Company, as amended on February 22, 1999, (c) the Distribution Agreement dated June 1, 1998, between Prudential Municipal Series Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated [January 1, 1988], between Prudential-Bache Municipal Series Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc., as amended on August 24, 1999; provided, however, that such counsel may state that insofar as performance by Municipal Series Fund of its obligations under this Agreement is concerned, they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Municipal Series Fund under the federal laws of the United States and the laws of The Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Massachusetts securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

         7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Municipal Series Fund, involving any Series, that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

         7.5.6 Municipal Series Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

         Such opinion may rely on an opinion of Massachusetts counsel to the extent it addresses Massachusetts law.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-FREE MONEY FUND AND MUNICIPAL SERIES FUND.

         The obligations of Tax-Free Money Fund and Municipal Series Fund hereunder are subject to the further conditions that on or before the Closing
Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Municipal Series Fund and the Board of Directors of Tax-Free Money Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Tax-Free Money Fund as to the assumption by the Tax-Free Money Fund of the liabilities of each Series and (c) the holders of the outstanding shares of each Series in accordance with the provisions of the Municipal Series Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions or other documents, as applicable, evidencing such approvals shall have been delivered to Tax-Free Money Fund and Municipal Series Fund, as applicable.

8.2 Any proposed change to Tax-Free Money Fund's operations that may be approved by the Board of Directors of Tax-Free Money Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Tax-Free Money Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Tax-Free Money Fund in accordance with the Investment Company Act and General Corporation Law of the State of Maryland, and certified copies of the resolutions evidencing such approval shall have been delivered to Municipal Series Fund.

8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Tax-Free Money Fund or Municipal Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Tax-Free Money Fund or any Series, provided that either party hereto may for itself waive any part of this condition.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

9.       FINDER'S FEES AND EXPENSES.

9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Tax-Free Money Fund and each Series pro rata in a fair and equitable manner in proportion to their respective assets.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1     This Agreement constitutes the entire agreement between the Funds.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.      TERMINATION.

         Either Tax-Free Money Fund or Municipal Series Fund as to any Series may at its option terminate this Agreement at or prior to the Closing Date because of:

11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date;

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

11.3     A mutual written agreement of Municipal Series Fund and Tax-Free Money
Fund.

         In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of Tax-Free Money Fund and each Series to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of Tax-Free Money Fund or any Trustee or officer of Municipal Series Fund.

12.      AMENDMENT.

         This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Municipal Series Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Tax-Free Money Fund to be distributed to any Series' shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES.

         Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, Attention: Deborah A. Docs.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

14.5 The terms of this Agreement shall apply separately with respect to each of Massachusetts Money Market and Connecticut Money Market Series. Nothing herein expressed or implied is intended or shall be construed to imply that the approval or implementation of the reorganization with respect to any Series is subject to or contingent upon approval or implementation of the reorganization with respect to any other Series.

15. NO LIABILITY OF SHAREHOLDERS OR TRUSTEES OF MUNICIPAL SERIES FUND; AGREEMENT AN OBLIGATION ONLY OF THE RESPECTIVE SERIES, AND ENFORCEABLE ONLY AGAINST ASSETS OF THE RESPECTIVE SERIES.

         The name "Prudential Municipal Series Fund" is the designation of the Trustees from time to time acting under an Amended and Restated Declaration of Trust dated August 17, 1994, as the same may be from time to time amended, and the names "Massachusetts Money Market Series" and "Connecticut Money Market Series" are each the designation of a portfolio of the assets of

Municipal Series Fund. Tax-Free Money Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of each Series for the enforcement of any claims arising out of or based on the obligations of Municipal Series Fund hereunder, and with respect to obligations relating to any Series, only to the assets of such Series, and in particular that (i) neither the Trustees, officers, employees, agents or shareholders of Municipal Series Fund assume or shall have any personal liability for obligations of Municipal Series Fund hereunder, and (ii) none of the assets of Municipal Series Fund other than the portfolio assets of the respective Series may be resorted to for the enforcement of any claim based on the obligations of Municipal Series Fund hereunder.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President of each Fund.

                                         Prudential Municipal Series Fund

                                         By:
                                            ---------------------------------
                                               PRESIDENT

                                         Prudential Tax-Free Money Fund, Inc.

                                         By:
                                            ---------------------------------
                                               PRESIDENT

  TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS [PAGE NUMBERS TO COME]

VOTING INFORMATION
Voting Required

SYNOPSIS

Investment Objectives and Policies
Purchases, Redemptions, Exchanges and
   Distributions
The Proposed Mergers
Expense Structures
Comparative Fee Tables
Examples of the Effect of Series and Tax-
   Free Money Fund Expenses
Pro Forma Capitalization and Ratios
Performance Comparisons of the Series and
   Tax-Free Money Fund
Forms of Organization

COMPARISON OF PRINCIPAL RISK FACTORS

INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
Principal Investment Strategies

COMPARISON OF OTHER POLICIES OF EACH SERIES AND TAX-FREE MONEY FUND Diversification
Borrowing
Lending
Illiquid Securities
Temporary Defensive Investments

OPERATIONS OF TAX-FREE MONEY FUND FOLLOWING THE MERGERS

PURCHASES, REDEMPTIONS AND EXCHANGES
Purchasing Shares
Redeeming Shares
Minimum Investment Requirements
Purchases and Redemptions of Each Series
   and Tax-Free Money Fund
Exchanges of Series and Tax-Free Money
   Fund Shares
Dividends and Other Distributions

FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGERS

THE PROPOSED TRANSACTIONS
Agreement and Plan of Reorganizations
Reasons for the Mergers
Description of the Securities to be Issued
U.S. Federal Income Tax Considerations
Conclusion

ADDITIONAL INFORMATION ABOUT TAX-FREE MONEY FUND

MISCELLANEOUS
Legal Matters
Independent Accountants
Available Information
Notice to Banks, Broker-Dealers and Voting
   Trustees and Their Nominees

SHAREHOLDER PROPOSALS

OTHER BUSINESS

ATTACHMENT A: Form of Agreement and Plan of Reorganizations between Prudential Municipal Series Fund and Prudential Tax-Free Money Fund, Inc.

                               PRELIMINARY COPIES


PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, [9TH FLOOR]
NEWARK, NJ 07102 - 4077

                        Prudential Municipal Series Fund
                       (Massachusetts Money Market Series)
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

                                      Proxy

                    Special Meeting of Shareholders (Meeting)
                          December 7, 2000, 9:30 a.m.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Massachusetts Money Market Series), held of record by the undersigned on October 13, 2000, at the Meeting to be held on December 7, 2000 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED OCTOBER __, 2000 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Call 1-800-690-6903 toll free.
3) Enter the 12 - digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Go to web site www.proxyvote.com.
3) Follow the instructions on the web site and be prepared to enter the 12 digit control number set forth on the right side of this Proxy card to enter your vote.

[Shares Control Number]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (Massachusetts Money Market Series)

         For address changes, please check      [_]
         this box and write them on the back.

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                                For       Against    Abstain
                                                [_]         [_]        [_]
1)   To approve an Agreement and Plan
of Reorganizations between Prudential Municipal
Series Fund, on behalf of certain of its series, including Massachusetts Money Market Series, and Prudential Tax-Free Money Fund, Inc.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------           ----------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                        Date

---------------------------------------

---------------------------------------           ----------------------------
Signature (Joint Owners)                                      Date

                              PRELIMINARY COPIES

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, [9TH FLOOR]
NEWARK, NJ 07102 - 4077

                        Prudential Municipal Series Fund
                        (Connecticut Money Market Series)
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

                                      Proxy

                    Special Meeting of Shareholders (Meeting)
                          December 7, 2000, 9:30 a.m.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Connecticut Money Market Series), held of record by the undersigned on October 13, 2000, at the Meeting to be held on December 7, 2000 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED OCTOBER __, 2000 FOR DISCUSSION OF THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Call 1-800-690-6903 toll free.
3) Enter the 12 - digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Go to web site www.proxyvote.com.
3) Follow the instructions on the web site and be prepared to enter the 12 digit control number set forth on the right side of this Proxy card to enter your vote.

[Shares Control Number]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (Connecticut Money Market Series)

         For address changes, please check        [_]
         this box and write them on the back.

The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                                  For       Against     Abstain
                                                  [_]        [_]          [_]
1)   To approve an Agreement and Plan of
Reorganizations between Prudential Municipal
Series Fund, on behalf of certain of its series, including Connecticut Money Market
Series, and Prudential Tax-Free Money
Fund, Inc.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------           ----------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                        Date

---------------------------------------

---------------------------------------           ----------------------------
Signature (Joint Owners)                                      Date

                              PRELIMINARY COPIES


                      PRUDENTIAL TAX-FREE MONEY FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                       CONNECTICUT MONEY MARKET SERIES AND
                        MASSACHUSETTS MONEY MARKET SERIES
                                       OF
                        PRUDENTIAL MUNICIPAL SERIES FUND
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                  (800) 225-1852

                       STATEMENT OF ADDITIONAL INFORMATION

                             dated October ___, 2000

         This Statement of Additional Information specifically relates to the proposed transactions (Mergers) between each of Connecticut Money Market Series and Massachusetts Money Market Series (each, a Series and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series
Fund), and Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund) pursuant to which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Tax-Free Money Fund. Tax-Free Money Fund will be the surviving corporation, and each whole and fractional share of each Series, shall be exchanged for whole and fractional shares of equal net asset value of Tax-Free Money Fund to occur on December__, 2000, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

1.    Pro Forma Financial Statements as of June 30, 2000.

2. Statement of Additional Information of Tax-Free Money Fund dated February 29, 2000.

3. Annual Report to Shareholders of Tax-Free Money Fund for the fiscal year ended December 31, 1999.

4. Semi-Annual Report to Shareholders of Tax-Free Money Fund for the six month period ended June 30, 2000.

5. Annual Report to Shareholders of Connecticut Money Market Series for the fiscal year ended August 31, 2000.

6. Annual Report to Shareholders of Massachusetts Money Market Series for the fiscal year ended August 31, 2000.

       This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated October __, 2000, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Tax-Free Money Fund, without charge, by writing or calling Tax-Free Money Fund at the address or phone number listed above. This Statement of Additional Information has been incorporated by reference into the Prospectus and Proxy Statement.


                                                                                           PRO FORMA FINANCIAL STATEMENTS
                                                                                         PRO FORMA PORTFOLIO OF INVESTMENTS
                                                                                                    JUNE 30, 2000
             PRINCIPAL AMOUNT (000)                                                                  (UNAUDITED)
-----------------------------------------------------------------------------
          PRUDENTIAL MUNICIPAL SERIES FUND
--------------------------------------
CONNECTICUT       MASSACHUSETTS          PRUDENTIAL
MONEY MARKET       MONEY MARKET            TAX-FREE          PRO FORMA
  SERIES            SERIES            MONEY FUND, INC.        COMBINED                            DESCRIPTION (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                        ARKANSAS  1.2%

                                              $3,900            $3,900  Arkansas Hosp. Equip. Fin. Auth., AHA Pooled Fin. Prog.,
                                                                          F.R.W.D. Ser. 98A





                                                                        COLORADO  0.4%

                                               1,265             1,265  Denver Company City County Single Family Home Metro
                                                                          Mayors Caucus Ser. C





                                                                        CONNECTICUT  24.3%

   $1,000                                                        1,000  Connecticut St Spec. Assmt., Unemployment Comp.
                                                                           Rev., Ser. 96 A
    1,000                                                        1,000  Connecticut St Hsg. Fin. Auth., Ser. P
                                                                        Connecticut St Special Tax Oblg. Rev.,
      500                                                          500     Ser. A
    1,500                                                        1,500     Ser. A
    2,500                                                        2,500  Connecticut St. Spec. Assmt., Unemployment Comp., Adv.
                                                                           Fund Rev., Ser. A
                                                                        Connecticut St. Clean Water Fund Rev.,
    2,010                                                        2,010     Ser. 91
    1,000                                                        1,000     Ser. 92
                                                                        Connecticut St. Dev. Auth.,
      800                                                          800     Bradley Airport Hotel, Ser. 97A, F.R.W.D.
    3,000                                                        3,000     Bradley Airport Hotel, Ser. 97B, F.R.W.D.
    1,200                                                        1,200     Bradley Airport Hotel, Ser. 97C, F.R.W.D.
    2,560                                                        2,560     Corp. for Independ. Living Proj., Ser. 90, F.R.W.D.
    3,125                                                        3,125     Pierce Mem'l Baptist Home, Ser.99, F.R.W.D.
    5,150                                                        5,150     SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.
                                                                        Connecticut St. Gen. Oblig.,
    4,900                                                        4,900     Ser. 110
    1,000                                                        1,000     Ser. A
    1,850                                                        1,850     Ser. 90B
    1,000                                                        1,000  Connecticut St. Hlth. & Edl. Facs., Auth. Rev.,
    3,000                                                        3,000     Gaylord Hosp. Issue, Ser. A
    2,640                                                        2,640     Convenant Ret., Ser. A
                                                                        Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
    1,000                                                        1,000     Pomfret School Issue, Ser. A, F.R.W.D.
    1,700                                                        1,700     Sharon Hosp. Issue, Ser. A, F.R.W.D.
    1,750                                                        1,750     Waterbury Hosp. Issue, Ser. B
      400                                                          400     Yale New Haven Hospital Issue, Sr. F, M.B.I.A.
    5,000                                                        5,000     Yale University, Ser. S, T.E.C.P.
    3,300                                                        3,300     Yale University, Ser. T, F.R.W.D.
    5,000                                                        5,000     Yale University, Ser. F, F.R.W.D.
    2,000                                                        2,000  Connecticut St. Hsg. Fin. Auth., Ser. B
    1,800                                                        1,800  Connecticut St. Spec. Assmt., Unemployment Comp., Ser.
                                                                           93C, A.N.N.M.T., F.G.I.C.
    2,025                                                        2,025  Connecticut St. Spec. Tax Oblig., Transp. Infrastructure
                                                                           Rev., Ser. 90I, F.R.W.D.
                                                                        Connecticut St., Gen. Oblig.,
    1,200                                                        1,200     Ser. 90A


                             (UNAUDITED)




                                                                                        MOODY'S       INTEREST
                          DESCRIPTION (a)                                               RATING          RATE           MATURITY
----------------------------------------------------------------------------------- -------------   --------------   -------------
ARKANSAS  1.2%

Arkansas Hosp. Equip. Fin. Auth., AHA Pooled Fin. Prog., F.R.W.D. Ser. 98A             A1+(c)           4.85            7/5/00





COLORADO  0.4%

Denver Company City County Single Family Home Metro Mayors Caucus Ser. C              SP1+(c)           4.45            5/15/01





CONNECTICUT  24.3%

Connecticut St Spec. Assmt., Unemployment Comp. Rev., Ser. 96 A                         Aaa             5.50%           5/15/01
Connecticut St Hsg. Fin. Auth., Ser. P                                                   NR             4.84            7/5/00
Connecticut St Special Tax Oblg. Rev.,
   Ser. A                                                                              AAA(c)           7.13            6/1/01
   Ser. A                                                                                A1             8.00            6/1/01
Connecticut St. Spec. Assmt., Unemployment Comp., Adv. Fund Rev., Ser. A                Aaa             5.50           11/15/00
Connecticut St. Clean Water Fund Rev.,
   Ser. 91                                                                              Aaa             6.70            1/1/01
   Ser. 92                                                                              Aaa             5.38            8/1/00
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel, Ser. 97A, F.R.W.D.                                           VMIG1            4.65            7/6/00
   Bradley Airport Hotel, Ser. 97B, F.R.W.D.                                           VMIG1            4.65            7/6/00
   Bradley Airport Hotel, Ser. 97C, F.R.W.D.                                           VMIG1            4.65            7/6/00
   Corp. for Independ. Living Proj., Ser. 90, F.R.W.D.                                 VMIG1            4.65            7/5/00
   Pierce Mem'l Baptist Home, Ser.99, F.R.W.D.                                         A1+(c)           4.63            7/5/00
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.                                             NR             4.75            7/5/00
Connecticut St. Gen. Oblig.,
   Ser. 110                                                                             Aa3             4.69            7/6/00
   Ser. A                                                                               Aaa             6.60            3/1/01
   Ser. 90B                                                                             Aa3             6.75            7/15/00
Connecticut St. Hlth. & Edl. Facs., Auth. Rev.,                                         Aaa             6.75            7/1/00
   Gaylord Hosp. Issue, Ser. A                                                         A-1(c)           4.60            7/5/00
   Convenant Ret., Ser. A                                                              A-1(c)           4.60            7/6/00
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Pomfret School Issue, Ser. A, F.R.W.D.                                              VMIG1            4.65            7/6/00
   Sharon Hosp. Issue, Ser. A, F.R.W.D.                                                  NR             4.60            7/6/00
   Waterbury Hosp. Issue, Ser. B                                                        Aaa             7.00            7/1/00
   Yale New Haven Hospital Issue, Sr. F, M.B.I.A.                                       Aaa             6.65            7/1/00
   Yale University, Ser. S, T.E.C.P.                                                   VMIG1            4.35            7/1/00
   Yale University, Ser. T, F.R.W.D.                                                   VMIG1            4.35            7/6/00
   Yale University, Ser. F, F.R.W.D.                                                    Aaa             7.10            7/1/00
Connecticut St. Hsg. Fin. Auth., Ser. B                                                  NR             4.75            7/5/00
Connecticut St. Spec. Assmt., Unemployment Comp., Ser. 93C, A.N.N.M.T., F.G.I.C.       VMIG1            4.35           11/15/01
Connecticut St. Spec. Tax Oblig., Transp. Infrastructure Rev., Ser. 90I, F.R.W.D.      VMIG1            4.75            7/5/00
Connecticut St., Gen. Oblig.,
   Ser. 90A                                                                             Aa3             5.00            3/15/01


                             (UNAUDITED)                                                         VALUE
                                                                   --------------------------------------------------------
                                                                   PRUDENTIAL MUNICIPAL SERIES FUND
                                                                   ------------------------------------
                                                                    CONNECTICUT   MASSACHUSETTS      PRUDENTIAL
                                                                   MONEY MARKET    MONEY MARKET      TAX-FREE       PRO FORMA
                          DESCRIPTION (a)                             SERIES         SERIES        MONEY FUND, INC. COMBINED
-----------------------------------------------------------------------------------------------------------------------------
ARKANSAS  1.2%

Arkansas Hosp. Equip. Fin. Auth., AHA Pooled Fin. Prog.,
  F.R.W.D. Ser. 98A                                                                                  $3,900,000   $3,900,000
                                                                   -------------- ------------  -----------------------------
                                                                               0            0         3,900,000    3,900,000
                                                                   -------------- ------------  -----------------------------
COLORADO  0.4%

Denver Company City County Single Family Home Metro
  Mayors Caucus Ser. C                                                                                1,265,000    1,265,000
                                                                   -------------- ------------  -----------------------------
                                                                               0            0         1,265,000    1,265,000
                                                                   -------------- ------------  -----------------------------
CONNECTICUT  24.3%

Connecticut St Spec. Assmt., Unemployment Comp. Rev., Ser. 96 A       $1,011,361                                   1,011,361
Connecticut St Hsg. Fin. Auth., Ser. P                                 1,000,000                                   1,000,000
Connecticut St Special Tax Oblg. Rev.,
   Ser. A                                                                517,300                                     517,300
   Ser. A                                                              1,547,077                                   1,547,077
Connecticut St. Spec. Assmt., Unemployment Comp., Adv. Fund
   Rev., Ser. A                                                        2,513,596                                   2,513,596
Connecticut St. Clean Water Fund Rev.,
   Ser. 91                                                             2,076,391                                   2,076,391
   Ser. 92                                                             1,001,242                                   1,001,242
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel, Ser. 97A, F.R.W.D.                             800,000                                     800,000
   Bradley Airport Hotel, Ser. 97B, F.R.W.D.                           3,000,000                                   3,000,000
   Bradley Airport Hotel, Ser. 97C, F.R.W.D.                           1,200,000                                   1,200,000
   Corp. for Independ. Living Proj., Ser. 90, F.R.W.D.                 2,560,000                                   2,560,000
   Pierce Mem'l Baptist Home, Ser.99, F.R.W.D.                         3,125,000                                   3,125,000
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.                           5,150,000                                   5,150,000
Connecticut St. Gen. Oblig.,
   Ser. 110                                                            4,900,000                                   4,900,000
   Ser. A                                                              1,035,751                                   1,035,751
   Ser. 90B                                                            1,889,124                                   1,889,124
Connecticut St. Hlth. & Edl. Facs., Auth. Rev.,                        1,020,000                                   1,020,000
   Gaylord Hosp. Issue, Ser. A                                         3,000,000                                   3,000,000
   Convenant Ret., Ser. A                                              2,640,000                                   2,640,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Pomfret School Issue, Ser. A, F.R.W.D.                              1,000,000                                   1,000,000
   Sharon Hosp. Issue, Ser. A, F.R.W.D.                                1,700,000                                   1,700,000
   Waterbury Hosp. Issue, Ser. B                                       1,785,000                                   1,785,000
   Yale New Haven Hospital Issue, Sr. F, M.B.I.A.                        408,000                                     408,000
   Yale University, Ser. S, T.E.C.P.                                   5,000,000                                   5,000,000
   Yale University, Ser. T, F.R.W.D.                                   3,300,000                                   3,300,000
   Yale University, Ser. F, F.R.W.D.                                   5,100,000                                   5,100,000
Connecticut St. Hsg. Fin. Auth., Ser. B                                2,000,000                                   2,000,000
Connecticut St. Spec. Assmt., Unemployment Comp.,
   Ser. 93C, A.N.N.M.T., F.G.I.C.                                      1,800,000                                   1,800,000
Connecticut St. Spec. Tax Oblig., Transp. Infrastructure
   Rev., Ser. 90I, F.R.W.D.                                            2,025,000                                   2,025,000
Connecticut St., Gen. Oblig.,
   Ser. 90A                                                            1,207,360                                   1,207,360

--------------------------------------
   PRUDENTIAL MUNICIPAL SERIES FUND                                                       (UNAUDITED)
--------------------------------------
CONNECTICUT  MASSACHUSETTS   PRUDENTIAL
MONEY MARKET  MONEY MARKET    TAX-FREE      PRO FORMA                                                   MOODY'S  INTEREST
  SERIES         SERIES    MONEY FUND, INC.  COMBINED       DESCRIPTION (a)                              RATING    RATE     MATURITY
------------ ------------- ---------------- ---------  -----------------------------------------------  -------  --------   --------
   1,000                                        1,000     Ser. 90A                                        Aa3        6.90    9/15/00
   4,000                                        4,000  Connecticut Woodbury School Issue,                 MIG1       5.00    5/15/01
                                                       Hartford Connecticut, Redev. Agcy.,
                                                       Multi-family Mtge. Rev., Underwood Twrs.
                                                       Proj. Ser. 90,
     600                                          600  F.R.W.D., F.S.A.                                   Aaa        4.60     7/6/00
   2,025                                        2,025  New Haven Connecticut, Series A                    Aaa        4.25     8/1/00
   2,375                                        2,375  North Branford Connecticut, B.A.N.                  NR        5.00    2/15/01
   1,850                                        1,850  Old Saybrook Connecticut, B.A.N. B.A.N.             NR        4.25     9/6/00
     585                                          585  South Windsor Connecticut, Gen. Oblig., Ser. 99    Aa3        3.50     9/1/00
   2,280                                        2,280  Stamford Connecticut, Gen. Oblig., Ser. 99A        Aaa        3.50     8/1/00





                                                       DISTRICT OF COLUMBIA

                                       100        100  Dist. of Columbia., G.O., Var. Rate, F.R.D.D.,
                                                       Ser. 92A-2,                                       VMIG1       4.65     7/3/00



                                                       FLORIDA  5.4%

                                     5,000      5,000  Orange County Florida Hlth. Fac. Auth. Florida
                                                       Hosp. Assn. Hlth. Ser. A                            NR        5.10     7/6/00
                                     8,625      8,625  Orange County Florida Hlth. Fac. Auth. Rev.
                                                       Certificates Ser. 171                             A1+(c)      4.99     7/6/00
                                     4,000      4,000  Sunshine State Governmental Financing T.E.C.P.      NR        4.55    7/21/00



                                                       GEORGIA  1.1%

                                     2,500      2,500  Cobb Cnty. Indl. Dev. Auth.,, Institute of
                                                       Nuclear Pwr., F.R.W.D., Ser. 98                     P1        4.80     7/5/00
                                     1,000      1,000  Stephens County Georgia Dev. Auth. Ind. Dev.
                                                       Rev. Caterpillar Inc. Proj.                         NR        5.07     7/6/00



                                                       HAWAII  0.6%

                                     2,000      2,000  Honolulu  City & Cnty., G.O., Ser. 1990-D           NR        6.90    12/1/00




                                                       ILLINOIS  6.3%

                                     5,000      5,000  Chicago Illinois Rev. Adjusted Homestart
                                                       Program Series A                                   VMIG1      4.85     7/5/00
                                     4,740      4,740  Illinois Hlth.  Fac. Auth., Memorial Med. Ctr.
                                                       Ser. 1989                                           Aaa       6.50    10/1/00
                                                       Illinois Hlth. Fac. Auth.,
                                     5,000      5,000     Evanston Hosp. Corp. Prog.,
                                                          A.N.N.M.T., Ser. 95                             VMIG1      4.25    1/31/01
                                     3,000      3,000     Evanston Hosp. Corp. Proj.,
                                                          A.N.N.M.T., Ser. 92                             VMIG1      3.90   10/31/00
                                     1,990      1,990  Illinois Housing Dev. Auth. Rev.
                                                       Merlots Series V                                   VMIG1      4.94     7/5/00
                                     1,000      1,000  Rock Island County Illinois Metropolitan
                                                       Airport Ser. C                                     VMIG1      4.85     7/5/00



                                                       INDIANA  3.3%

                                     4,700      4,700  Indiana Ed. Fac. Auth., Wesleyan Univ.,
                                                       F.R.W.D., Ser. 93                                   NR        4.85     7/6/00
                                     4,900      4,900  Indiana St. Dev. Fin. Auth. Rev., Edl. Facs.,
                                                       Covenant High Sch., F.R.W.D., Ser. 96               NR        4.70     7/6/00
                                     1,195      1,195  South Bend Indiana Econ. Dev. Rev. Adjusted
                                                       Dynamic R.E.H.C Inc., F.R.W.D., A.M.T., Ser. 99     NR        4.95     7/5/00



                                                --------------------------------------------
                                   (UNAUDITED)       PRUDENTIAL MUNICIPAL SERIES FUND
                                                --------------------------------------------
                                                CONNECTICUT   MASSACHUSETTS   PRUDENTIAL
                                                MONEY MARKET  MONEY MARKET     TAX-FREE          PRO FORMA
       DESCRIPTION (a)                            SERIES        SERIES      MONEY FUND, INC.      COMBINED
----------------------------------------------- ------------  ------------- ----------------    -----------
   Ser. 90A                                        1,006,562                                      1,006,562
Connecticut Woodbury School Issue,                 4,013,329                                      4,013,329
Hartford Connecticut, Redev. Agcy.,
Multi-family Mtge. Rev., Underwood Twrs.
Proj. Ser. 90,
F.R.W.D., F.S.A.                                     600,000                                        600,000
New Haven Connecticut, Series A                    2,025,719                                      2,025,719
North Branford Connecticut, B.A.N.                 2,380,697                                      2,380,697
Old Saybrook Connecticut, B.A.N. B.A.N.            1,850,740                                      1,850,740
South Windsor Connecticut, Gen. Oblig., Ser. 99      584,998                                        584,998
Stamford Connecticut, Gen. Oblig., Ser. 99A        2,280,261                                      2,280,261
                                                 -----------  ------------- ----------------    -----------
                                                  80,054,508              0                0     80,054,508
                                                 -----------  ------------- ----------------    -----------


DISTRICT OF COLUMBIA

Dist. of Columbia., G.O., Var. Rate, F.R.D.D.,
Ser. 92A-2,                                                                          100,000        100,000
                                                 -----------  ------------- ----------------    -----------
                                                           0              0          100,000        100,000
                                                 -----------  ------------- ----------------    -----------
FLORIDA  5.4%

Orange County Florida Hlth. Fac. Auth. Florida
Hosp. Assn. Hlth. Ser. A                                                           5,000,000      5,000,000
Orange County Florida Hlth. Fac. Auth. Rev.
Certificates Ser. 171                                                              8,625,000      8,625,000
Sunshine State Governmental Financing T.E.C.P.                                     4,000,000      4,000,000
                                                 -----------  ------------- ----------------    -----------
                                                           0              0       17,625,000     17,625,000
                                                 -----------  ------------- ----------------    -----------
GEORGIA  1.1%

Cobb Cnty. Indl. Dev. Auth.,, Institute of
Nuclear Pwr., F.R.W.D., Ser. 98                                                    2,500,000      2,500,000
Stephens County Georgia Dev. Auth. Ind. Dev.
Rev. Caterpillar Inc. Proj.                                                        1,000,000      1,000,000
                                                 -----------  ------------- ----------------    -----------
                                                           0              0        3,500,000      3,500,000
                                                 -----------  ------------- ----------------    -----------
HAWAII  0.6%

Honolulu  City & Cnty., G.O., Ser. 1990-D                                          2,044,022      2,044,022
                                                 -----------  ------------- ----------------    -----------

                                                           0              0        2,044,022      2,044,022
                                                 -----------  ------------- ----------------    -----------
ILLINOIS  6.3%

Chicago Illinois Rev. Adjusted Homestart
Program Series A                                                                   5,000,000      5,000,000
Illinois Hlth.  Fac. Auth., Memorial Med. Ctr.
Ser. 1989                                                                          4,859,747      4,859,747
Illinois Hlth. Fac. Auth.,
   Evanston Hosp. Corp. Prog.,
   A.N.N.M.T., Ser. 95                                                             5,000,000      5,000,000
   Evanston Hosp. Corp. Proj.,
   A.N.N.M.T., Ser. 92                                                             3,000,000      3,000,000
Illinois Housing Dev. Auth. Rev.
Merlots Series V                                                                   1,990,000      1,990,000
Rock Island County Illinois Metropolitan
Airport Ser. C                                                                     1,000,000      1,000,000
                                                 -----------  ------------- ----------------    -----------
                                                             0            0       20,849,747     20,849,747
                                                 -----------  ------------- ----------------    -----------
INDIANA  3.3%

Indiana Ed. Fac. Auth., Wesleyan Univ.,
F.R.W.D., Ser. 93                                                                  4,700,000      4,700,000
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs.,
Covenant High Sch., F.R.W.D., Ser. 96                                              4,900,000      4,900,000
South Bend Indiana Econ. Dev. Rev. Adjusted
Dynamic R.E.H.C Inc., F.R.W.D., A.M.T., Ser. 99                                    1,195,000      1,195,000
                                                 -----------  ------------- ----------------    -----------
                                                              0           0       10,795,000     10,795,000
                                                 -----------  ------------- ----------------    -----------

--------------------------------------
   PRUDENTIAL MUNICIPAL SERIES FUND                             (UNAUDITED)
--------------------------------------

CONNECTICUT   MASSACHUSETTS    PRUDENTIAL
MONEY MARKET   MONEY MARKET     TAX-FREE     PRO FORMA                                                  MOODY'S  INTEREST
  SERIES        SERIES      MONEY FUND, INC.   COMBINED         DESCRIPTION (a)                         RATING     RATE    MATURITY
------------ -------------- ---------------- ----------  ---------------------------------------------  -------    ----    --------
                                                         KENTUCKY  1.9%
                                       400          400  Carroll County, Solid Wste. Disp. Facs.
                                                         Rev., Ser. 94A, F.R.D.D., A.M.T.                VMIG1      4.85     7/3/00
                                     1,000        1,000  Kentucky Housing Corp. Senior D, A.M.T.         MIG1       4.40    12/1/00
                                     4,785        4,785  Leitchfield Kentucky Ind. Building Rev.
                                                         Styline Inds. Inc. Project, F.R.D.D.,
                                                         A.M.T., Ser. 99                                A1+(c)      5.07     7/7/00




                                                         LOUISIANA  0.4%

                                       570          570  Calcasieu Parish Louisiana Public Trust
                                                         Notes Ser. A                                     NR        4.50    12/1/00
                                       800          800  W. Baton Rouge Parish Dist. #3, Dow
                                                         Chemical Co. Proj., Ser. 94A, F.R.D.D.,
                                                         A.M.T.                                           P1        4.75     7/3/00



                                                         MARYLAND  0.6%

                                     2,210        2,210  Anne Arundel County Baltimore Gas &
                                                         Electric, A.N.N.M.T., Ser. 84                   VMIG1      3.52     7/3/00




                                                         MASSACHUSETTS  23.9%

                     $2,000                       2,000  Bedford, Gen. Oblig., B.A.N.                     NR        4.25%  12/04/00
                      1,500                       1,500  Brockton, Gen. Oblig., B.A.N.                    NR        5.125  06/21/01
                      1,070                       1,070  Holden, Gen. Oblig., F.G.I.C.                   Aaa        7.50   09/01/00
                      1,000                       1,000  Hopkinton, Gen. Oblig., B.A.N.                  MIG1       4.00   08/25/00
                      1,169                       1,169  Ipswich, Gen. Oblig., F.G.I.C.                  Aaa        5.00   11/15/00
                      1,000                       1,000  Lowell, Gen. Oblig.,                            Aaa        8.30   02/15/01
                      6,000                       6,000  Mass. St. Certificates, Series 240, F.R.W.D.    VMIG1      4.82   07/06/00
                                                         Mass. St. Dev. Fin. Agcy. Rev.,
                      1,000                       1,000      Carleton-Willard Village,
                                                             Ser. 2000, F.R.W.D.                         Aaa        4.58   07/06/00
                      3,485                       3,485      Notre Dame Hlth. Care Center,
                                                             Ser. 99, F.R.W.D.                           VMIG1      4.75   07/06/00
                      4,800                       4,800      Semass Proj., Ser. A, F.R.W.D., A.M.T.     A-1(c)      4.90   07/05/00
                      2,400                       2,400      Semass Proj., Ser. B, F.R.W.D., A.M.T.     A-1(c)      4.90   07/05/00
                      2,500                       2,500      Waste Mgmt., Inc., Ser. 99, F.R.W.D.,
                                                             A.M.T.                                      VMIG1      4.90   07/05/00
                      1,000                       1,000      Wentworth Inst., Ser. 2000, F.R.W.D.,
                                                             A.M.B.A.C.                                  Aaa        4.70   07/06/00
                                                         Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
                      5,000                       5,000      Bentley College, Ser. K, F.R.W.D.          A-1(c)      4.90   07/01/30
                        500                         500      Certificates, Ser. 275, F.R.W.D.,
                                                             M.B.I.A.                                   A1+(c)      4.87   07/06/00
                      1,500                       1,500      Daughters of Charity-Carney Hosp.,
                                                             Ser. C, M.B.I.A.                            Aaa        7.75   07/01/00
                      2,055                       2,055      Hallmark Hlth. Sys., Ser. B, F.R.W.D.       VMIG1      4.90   07/06/00
                        465                         465      Northeastern Univ., Ser. G, M.B.I.A.        Aaa        4.50   10/01/00
                      1,000                       1,000      Partners Hlth. Care Sys., Ser. P-1,
                                                             F.R.W.D., F.S.A.                            VMIG1      4.90   07/03/00
                      3,395                       3,395      Simmons College Merlots, Ser. T,
                                                             F.R.W.D., A.M.B.A.C.                        VMIG1      4.84    07/05/00
                      3,700                       3,700      Williams College, Ser. SG65, F.R.D.D.S     A1+(c)      4.65    07/03/00
                      2,000                       2,000  Mass. St. Hsg. Fin. Agcy. Rev., Single Family
                                                         Housing Notes, Ser. C-1, A.M.T.                A1+(c)      4.90    06/01/01
                                                         Mass. St. Ind. Fin. Agcy. Ind. Rev.,
                      1,500                       1,500      Constitution Corp., Ser. 98, F.R.W.D.,
                                                             A.M.T.                                     A-1(c)      4.85    07/06/00
                      1,200                       1,200      Hazen Paper Co., Ser. 95, F.R.W.D, A.M.T.  A-1(c)      4.85    07/06/00
                      1,500                       1,500      Heritage at Hingham, Ser. 97, F.R.W.D.,
                                                             A.M.T.                                      VMIG1      4.85    07/06/00
                        300                         300      Peterson American Corp. Proj., Ser. 96
                                                             F.R.W.D., A.M.T.                             NR        4.95    07/05/00
                      1,000                       1,000      Riverdale Mills Corp., Ser. 95, F.R.W.D.,
                                                             A.M.T.                                     A-1(c)      4.85    07/06/00
                      2,500                       2,500      Showa Women's Inst., Ser. 94, F.R.D.D.      VMIG1      4.75    07/03/00
                      3,000                       3,000  Mass. St. Port Auth. Rev. Merlots, Ser. Q,
                                                         F.R.W.D.                                        VMIG1      4.89    07/05/00
                      1,000                       1,000  Mass. St. Wtr. Res. Auth., T.E.C.P.            A1+(c)      4.00    08/04/00

                                                   -------------------------------------
       (UNAUDITED)                                    PRUDENTIAL MUNICIPAL SERIES FUND
                                                   -------------------------------------

                                                   CONNECTICUT    MASSACHUSETTS   PRUDENTIAL
                                                   MONEY MARKET   MONEY MARKET    TAX-FREE           PRO FORMA
       DESCRIPTION (a)                             SERIES         SERIES          MONEY FUND, INC.   COMBINED
-------------------------------------------------- ------------   -------------   ----------------   ----------
KENTUCKY  1.9%
Carroll County, Solid Wste. Disp. Facs.
Rev., Ser. 94A, F.R.D.D., A.M.T.                                                           400,000      400,000
Kentucky Housing Corp. Senior D, A.M.T.                                                  1,000,000    1,000,000
Leitchfield Kentucky Ind. Building Rev.
Styline Inds. Inc. Project, F.R.D.D.,
A.M.T., Ser. 99                                                                          4,785,000    4,785,000

                                                    -----------   -------------   ----------------   ----------
                                                              0               0          6,185,000    6,185,000
                                                    -----------   -------------   ----------------   ----------
LOUISIANA  0.4%

Calcasieu Parish Louisiana Public Trust
Notes Ser. A                                                                               570,000      570,000
W. Baton Rouge Parish Dist. #3, Dow
Chemical Co. Proj., Ser. 94A, F.R.D.D.,
A.M.T.                                                                                     800,000      800,000
                                                    -----------   -------------   ----------------   ----------
                                                              0               0          1,370,000    1,370,000
                                                    -----------   -------------   ----------------   ----------
MARYLAND  0.6%

Anne Arundel County Baltimore Gas &
Electric, A.N.N.M.T., Ser. 84                                                            2,210,000    2,210,000
                                                    -----------   -------------   ----------------   ----------
                                                              0               0          2,210,000    2,210,000
                                                    -----------   -------------   ----------------   ----------

MASSACHUSETTS  23.9%

Bedford, Gen. Oblig., B.A.N.                                         $2,002,712                       2,002,712
Brockton, Gen. Oblig., B.A.N.                                         1,505,909                       1,505,909
Holden, Gen. Oblig., F.G.I.C.                                         1,081,677                       1,081,677
Hopkinton, Gen. Oblig., B.A.N.                                        1,000,451                       1,000,451
Ipswich, Gen. Oblig., F.G.I.C.                                        1,173,888                       1,173,888
Lowell, Gen. Oblig.,                                                  1,053,675                       1,053,675
Mass. St. Certificates, Series 240, F.R.W.D.                          6,000,000                       6,000,000
Mass. St. Dev. Fin. Agcy. Rev.,
    Carleton-Willard Village,
    Ser. 2000, F.R.W.D.                                               1,000,000                       1,000,000
    Notre Dame Hlth. Care Center,
    Ser. 99, F.R.W.D.                                                 3,485,000                       3,485,000
    Semass Proj., Ser. A, F.R.W.D., A.M.T.                            4,800,000                       4,800,000
    Semass Proj., Ser. B, F.R.W.D., A.M.T.                            2,400,000                       2,400,000
    Waste Mgmt., Inc., Ser. 99, F.R.W.D., A.M.T.                      2,500,000                       2,500,000
    Wentworth Inst., Ser. 2000, F.R.W.D.,
    A.M.B.A.C.                                                        1,000,000                       1,000,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
    Bentley College, Ser. K, F.R.W.D.                                 5,000,000                       5,000,000
    Certificates, Ser. 275, F.R.W.D., M.B.I.A.                          500,000                         500,000
    Daughters of Charity-Carney Hosp., Ser. C,
    M.B.I.A.                                                          1,530,000                       1,530,000
    Hallmark Hlth. Sys., Ser. B, F.R.W.D.                             2,055,000                       2,055,000
    Northeastern Univ., Ser. G, M.B.I.A.                                465,276                         465,276
    Partners Hlth. Care Sys., Ser. P-1, F.R.W.D.,
    F.S.A.                                                            1,000,000                       1,000,000
    Simmons College Merlots, Ser. T, F.R.W.D.,
    A.M.B.A.C.                                                        3,395,000                       3,395,000
    Williams College, Ser. SG65, F.R.D.D.S                            3,700,000                       3,700,000
Mass. St. Hsg. Fin. Agcy. Rev., Single Family
Housing Notes, Ser. C-1, A.M.T.                                       2,000,000                       2,000,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
    Constitution Corp., Ser. 98, F.R.W.D., A.M.T.                     1,500,000                       1,500,000
    Hazen Paper Co., Ser. 95, F.R.W.D, A.M.T.                         1,200,000                       1,200,000
    Heritage at Hingham, Ser. 97, F.R.W.D., A.M.T.                    1,500,000                       1,500,000
    Peterson American Corp. Proj., Ser. 96
    F.R.W.D., A.M.T.                                                    300,000                         300,000
    Riverdale Mills Corp., Ser. 95, F.R.W.D.,
    A.M.T.                                                            1,000,000                       1,000,000
    Showa Women's Inst., Ser. 94, F.R.D.D.                            2,500,000                       2,500,000
Mass. St. Port Auth. Rev. Merlots, Ser. Q,
F.R.W.D.                                                              3,000,000                       3,000,000
Mass. St. Wtr. Res. Auth., T.E.C.P.                                   1,000,000                       1,000,000

--------------------------------
PRUDENTIAL MUNICIPAL SERIES FUND                                                       (UNAUDITED)
--------------------------------
CONNECTICUT     MASSACHUSETTS        PRUDENTIAL
MONEY MARKET     MONEY MARKET         TAX-FREE       PRO FORMA
  SERIES           SERIES         MONEY FUND, INC.    COMBINED                           DESCRIPTION (a)
------------------------------------------------------------------------------------------------------------------
                     1,000                               1,000       T.E.C.P.
                     1,500                               1,500       T.E.C.P.
                                                                 Mass. St., Gen. Oblig.,
                     1,000                               1,000       Ser. 90C
                     1,425                               1,425       Ser. 90C
                     1,700                               1,700       Ser. 98A, F.R.W.D.
                       720                                 720   Melrose, Gen. Oblig., M.B.I.A.
                     1,400                               1,400   Methuen, State Aid, B.A.N.
                       500                                 500   Monson, Gen. Oblig., Sch. Proj., Ser. 90, M.B.I.A.
                     1,550                               1,550   Nantucket, Gen. Oblig., B.A.N.
                       500                                 500   Palmer, Gen. Oblig., Sch. Proj., Ser. B, A.M.B.A.C.
                     1,597                               1,597   Stoughton, Gen. Oblig., F.S.A.
                     1,267                               1,267   Sutton, Gen. Oblig., M.B.I.A.
                     1,290                               1,290   Waltham, Gen. Oblig., B.A.N.
                     2,210                               2,210   Worcester, Gen. Oblig., M.B.I.A.





                                                                 MICHIGAN  2.6%

                                        5,000            5,000   Detroit Michigan Sewage Disposal Rev. Merlots Ser. I
                                        3,500            3,500   Michigan Muni. Bond Auth. Rev., Notes, Ser. 99 B1





                                                                 MINNESOTA  2.6%

                                        4,945            4,945   Bloomington Comm. Dev. Rev., 94th Str. Proj., F.R.W.D., Ser. 85 (e)
                                        3,500            3,500   St. Paul  Hsg. & Redev.  Auth., Heating Rev., F.R.W.D, Ser. 99D





                                                                 MISSISSIPI  1.4%

                                        4,625            4,625   Mississippi Hsg. Fin. Corp. Sngl. Fam. Mtge., F.R.W.D., Ser. 88





                                                                 MISSOURI  0.3%

                                        1,000            1,000   Branson Tax Increment Street Impv. Ser. 96





                                                                 OHIO  2.4%

                                        2,800            2,800   East Lake Dev. Rev., Astro Model Corp., F.R.W.D., Ser. 96
                                        1,000            1,000   Ohio Hsg. Fin. Agcy. Mtge. Rev. Merlots Series Aa
                                        1,000            1,000   Ohio Hsg. Fin. Agcy. Rev., Residential Mtge. A.M.T., Ser. B
                                        3,000            3,000   Ohio Hsg. Fin. Agcy., Multifamily Hsg. Rev., Ser. B





                                                                 OKLAHOMA  0.6%

                                        2,000            2,000   Tulsa Pkg. Auth., Williams Ctr. Proj., S.E.M.M.T., Ser. 87 A





                                                                 OREGON  0.3%

                                        1,000            1,000   Oregon Veterens Welfare Ser. 79B


                          (UNAUDITED)


                                                                             MOODY'S          INTEREST
                          DESCRIPTION (a)                                     RATING            RATE            MATURITY
------------------------------------------------------------------------    -------------   --------------   --------------
    T.E.C.P.                                                                   A1+(c)           4.00           08/11/00
    T.E.C.P.                                                                   A1+(c)           4.65           08/18/00
Mass. St., Gen. Oblig.,
    Ser. 90C                                                                   Aaa              7.00           12/01/00
    Ser. 90C                                                                   Aaa              7.50           12/01/00
    Ser. 98A, F.R.W.D.                                                        VMIG1             4.50           07/06/00
Melrose, Gen. Oblig., M.B.I.A.                                                 Aaa              5.00           08/15/00
Methuen, State Aid, B.A.N.                                                     NR               4.75           10/20/00
Monson, Gen. Oblig., Sch. Proj., Ser. 90, M.B.I.A.                             Aaa              7.70           10/15/00
Nantucket, Gen. Oblig., B.A.N.                                                 MIG1             5.25           05/25/01
Palmer, Gen. Oblig., Sch. Proj., Ser. B, A.M.B.A.C.                            Aaa              7.70           10/01/00
Stoughton, Gen. Oblig., F.S.A.                                                 Aaa              7.50           05/15/01
Sutton, Gen. Oblig., M.B.I.A.                                                  Aaa              7.00           04/01/01
Waltham, Gen. Oblig., B.A.N.                                                   NR               4.75           09/08/00
Worcester, Gen. Oblig., M.B.I.A.                                               Aaa              5.25           08/01/00





MICHIGAN  2.6%

Detroit Michigan Sewage Disposal Rev. Merlots Ser. I                          VMIG1             4.89            7/5/00
Michigan Muni. Bond Auth. Rev., Notes, Ser. 99 B1                            SP1+(c)            4.25           8/25/00





MINNESOTA  2.6%

Bloomington Comm. Dev. Rev., 94th Str. Proj., F.R.W.D., Ser. 85 (e)          A1+(c)             4.85            7/7/00
St. Paul  Hsg. & Redev.  Auth., Heating Rev., F.R.W.D, Ser. 99D              A1+(c)             4.85            7/7/00





MISSISSIPI  1.4%

Mississippi Hsg. Fin. Corp. Sngl. Fam. Mtge., F.R.W.D., Ser. 88              A1+(c)             4.85            7/6/00





MISSOURI  0.3%

Branson Tax Increment Street Impv. Ser. 96                                     NR               4.65           12/1/00





OHIO  2.4%

East Lake Dev. Rev., Astro Model Corp., F.R.W.D., Ser. 96                      NR               4.95            7/6/00
Ohio Hsg. Fin. Agcy. Mtge. Rev. Merlots Series Aa                            VMIG1              4.94            7/5/00
Ohio Hsg. Fin. Agcy. Rev., Residential Mtge. A.M.T., Ser. B                  A1+(c)             3.90           7/20/00
Ohio Hsg. Fin. Agcy., Multifamily Hsg. Rev., Ser. B                          A1+(c)             4.85            7/7/00





OKLAHOMA  0.6%

Tulsa Pkg. Auth., Williams Ctr. Proj., S.E.M.M.T., Ser. 87 A                 VMIG1              4.75           11/15/00





OREGON  0.3%

Oregon Veterens Welfare Ser. 79B                                              MIG1              4.30            4/1/01

                                                                      --------------------------------
                          (UNAUDITED)                                 PRUDENTIAL MUNICIPAL SERIES FUND
                                                                      --------------------------------
                                                                      CONNECTICUT    MASSACHUSETTS      PRUDENTIAL
                                                                      MONEY MARKET    MONEY MARKET      TAX-FREE          PRO FORMA
                          DESCRIPTION (a)                               SERIES           SERIES       MONEY FUND, INC.     COMBINED
------------------------------------------------------------------    --------------------------------------------------------------
    T.E.C.P.                                                                            1,000,000                          1,000,000
    T.E.C.P.                                                                            1,500,000                          1,500,000
Mass. St., Gen. Oblig.,
    Ser. 90C                                                                            1,010,760                          1,010,760
    Ser. 90C                                                                            1,471,219                          1,471,219
    Ser. 98A, F.R.W.D.                                                                  1,700,000                          1,700,000
Melrose, Gen. Oblig., M.B.I.A.                                                            721,206                            721,206
Methuen, State Aid, B.A.N.                                                              1,401,996                          1,401,996
Monson, Gen. Oblig., Sch. Proj., Ser. 90, M.B.I.A.                                        514,956                            514,956
Nantucket, Gen. Oblig., B.A.N.                                                          1,555,307                          1,555,307
Palmer, Gen. Oblig., Sch. Proj., Ser. B, A.M.B.A.C.                                       514,302                            514,302
Stoughton, Gen. Oblig., F.S.A.                                                          1,631,864                          1,631,864
Sutton, Gen. Oblig., M.B.I.A.                                                           1,291,858                          1,291,858
Waltham, Gen. Oblig., B.A.N.                                                            1,291,091                          1,291,091
Worcester, Gen. Oblig., M.B.I.A.                                                        2,212,816                          2,212,816
                                                                     -------------   ------------  ---------------------------------
                                                                                 0     78,465,963                0        78,465,963
                                                                     -------------   ------------  ---------------------------------

MICHIGAN  2.6%

Detroit Michigan Sewage Disposal Rev. Merlots Ser. I                                                     5,000,000         5,000,000
Michigan Muni. Bond Auth. Rev., Notes, Ser. 99 B1                                                        3,503,296         3,503,296
                                                                      ------------  --------------  --------------------------------
                                                                                 0               0       8,503,296         8,503,296
                                                                      ------------  --------------  --------------------------------

MINNESOTA  2.6%

Bloomington Comm. Dev. Rev., 94th Str. Proj., F.R.W.D., Ser. 85 (e)                                      4,945,000         4,945,000
St. Paul  Hsg. & Redev.  Auth., Heating Rev., F.R.W.D, Ser. 99D                                          3,500,000         3,500,000
                                                                      ------------  --------------  --------------------------------
                                                                                 0               0       8,445,000         8,445,000
                                                                      ------------  --------------  --------------------------------

MISSISSIPI  1.4%

Mississippi Hsg. Fin. Corp. Sngl. Fam. Mtge., F.R.W.D., Ser. 88                                          4,625,000         4,625,000
                                                                      ------------  --------------  --------------------------------
                                                                                 0               0       4,625,000         4,625,000
                                                                      ------------  --------------  --------------------------------

MISSOURI  0.3%

Branson Tax Increment Street Impv. Ser. 96                                                               1,002,638         1,002,638
                                                                      ------------  --------------  --------------------------------
                                                                                 0               0       1,002,638         1,002,638
                                                                      ------------  --------------  --------------------------------

OHIO  2.4%

East Lake Dev. Rev., Astro Model Corp., F.R.W.D., Ser. 96                                                2,800,000         2,800,000
Ohio Hsg. Fin. Agcy. Mtge. Rev. Merlots Series Aa                                                        1,000,000         1,000,000
Ohio Hsg. Fin. Agcy. Rev., Residential Mtge. A.M.T., Ser. B                                              1,000,000         1,000,000
Ohio Hsg. Fin. Agcy., Multifamily Hsg. Rev., Ser. B                                                      3,000,000         3,000,000
                                                                      ------------  --------------  --------------------------------
                                                                                 0               0       7,800,000         7,800,000
                                                                      ------------  --------------  --------------------------------

OKLAHOMA  0.6%

Tulsa Pkg. Auth., Williams Ctr. Proj., S.E.M.M.T., Ser. 87 A                                             2,000,000         2,000,000
                                                                      ------------  --------------  --------------------------------
                                                                                 0               0       2,000,000         2,000,000
                                                                      ------------  --------------  --------------------------------

OREGON  0.3%

Oregon Veterens Welfare Ser. 79B                                                                         1,000,000         1,000,000
                                                                      ------------   -------------  --------------------------------
                                                                                 0               0       1,000,000         1,000,000
                                                                      ------------   -------------  --------------------------------


--------------------------------
PRUDENTIAL MUNICIPAL SERIES FUND                                                     (UNAUDITED)
--------------------------------
CONNECTICUT   MASSACHUSETTS    PRUDENTIAL
MONEY MARKET   MONEY MARKET      TAX-FREE       PRO FORMA
  SERIES         SERIES      MONEY FUND, INC.    COMBINED                            DESCRIPTION (a)
--------------------------------------------------------------------------------------------------------------------------------
                                                          PENNSYLVANIA  1.0%

                                     3,340         3,340  Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev., F.R.W.D., Ser. 96A





                                                          SOUTH CAROLINA  3.6%

                                     1,050         1,050  Beaufort County South Carolina School Dist. Ser. B
                                     3,000         3,000  South Carolina Jobs Eco. Dev. Auth. Hlth. Fac. Rev.
                                     5,090         5,090  South Carolina St Public Service Auth. Rev. Merlots Series L
                                     2,500         2,500  Spartanburg County School





                                                          SOUTH DAKOTA  2.9%

                                     2,400         2,400  Grant County South Dakota Pollution Control Rev. Ref. Otter Tail Power
                                                            Company Proj.
                                     2,025         2,025  South Dakota Hsg.  Dev.  Auth. Home Ownership Mrtg., Ser. J
                                     5,000         5,000  South Dakota Str Health Edl. Sioux Vly. Hosps. Hlth.





                                                          TENNESSEE  0.5%

                                     1,720         1,720  Morgan Keegan Municipal Prods. Inc. Trust Rcpts Ser. D





                                                          TEXAS  7.1%

                                     3,000         3,000  Austin Texas Airport Systems Rev. Merlots Series J
                                       200           200  Brazos River Harbor Nav. Dist., Dow Chemical Co., Ser. 92A F.R.D.D.,
                                                           A.M.T.
                                     3,000         3,000  Brazos River Texas Harbor Navigation Dist. Dow Chemicals Co. Proj.
                                       500           500  Dallas Fort Worth Texas Regional Airport Rev. Ref.
                                     5,000         5,000  North Central Texas Hlth. Fac. Dev.
                                       700           700  Port Corpus Christi Ind. Dev. Corp., Swg. & Solid Wste. Disp. Rev.
    1,325                                          1,325  Texas Hsg., Ser. A
                                     1,000         1,000  Texas Municipal Power Agency Rev.
                                    12,000        12,000  Texas Street Ser.A





                                                          WISCONSIN  5.2%

                                     5,400         5,400  Franklin  Public School Dist.
                                     2,000         2,000  Wausau Wisconsin School Dist. Tax & Rev.
                                     3,625         3,625  Whitewater Ind. Dev. Rev., Trek Bicycle , F.R.W.D., A.M.T.,Ser. 95
                                     1,275         1,275  Wisconsin Hsg. & Econ. Dev. Auth. Ownership Rev.. A.N.N.O.T., Ser. 122
                                     4,708         4,708  Wisconsin State Transportation Rev.





                                                          WYOMING  1.5%

                                     5,000         5,000  Lincoln County Pollution Control Flex Refunding Pacificrp Cnv .





                                                          Total investments (cost $333,124,930) - 101.4%


                             (UNAUDITED)


                                                                                              MOODY'S        INTEREST
                           DESCRIPTION (a)                                                     RATING          RATE        MATURITY
-----------------------------------------------------------------------------------        -------------   ------------  ----------
SOUTH CAROLINA  3.6%

Beaufort County South Carolina School Dist. Ser. B                                                 NR             6.50       3/1/01
South Carolina Jobs Eco. Dev. Auth. Hlth. Fac. Rev.                                              VMIG1            4.85       7/5/00
South Carolina St Public Service Auth. Rev. Merlots Series L                                     VMIG1            4.89       7/5/00
Spartanburg County School                                                                         MIG1            4.75      2/15/01





SOUTH DAKOTA  2.9%

Grant County South Dakota Pollution Control Rev. Ref. Otter Tail Power Company Proj.             VMIG1            5.00       7/7/00
South Dakota Hsg.  Dev.  Auth. Home Ownership Mrtg., Ser. J                                       MIG1            3.75      9/28/00
South Dakota Str Health Edl. Sioux Vly. Hosps. Hlth.                                             VMIG1            4.85       7/7/00





TENNESSEE  0.5%

Morgan Keegan Municipal Prods. Inc. Trust Rcpts Ser. D                                             NR             5.07       7/6/00





TEXAS  7.1%

Austin Texas Airport Systems Rev. Merlots Series J                                               VMIG1            4.94       7/5/00
Brazos River Harbor Nav. Dist., Dow Chemical Co., Ser. 92A F.R.D.D., A.M.T.                        P1             4.75       7/3/00
Brazos River Texas Harbor Navigation Dist. Dow Chemicals Co. Proj.                               A1+(c)           4.75       7/3/00
Dallas Fort Worth Texas Regional Airport Rev. Ref.                                                 NR             4.70      11/1/00
North Central Texas Hlth. Fac. Dev.                                                              VMIG1            4.70      8/11/00
Port Corpus Christi Ind. Dev. Corp., Swg. & Solid Wste. Disp. Rev.                               VMIG1            4.75       7/3/00
Texas Hsg., Ser. A                                                                               VMIG1            5.00       7/5/00
Texas Municipal Power Agency Rev.                                                                  NR             5.50       9/1/00
Texas Street Ser.A                                                                                MIG1            4.50      8/31/00





WISCONSIN  5.2%

Franklin  Public School Dist.                                                                      NR             4.00      8/30/00
Wausau Wisconsin School Dist. Tax & Rev.                                                           NR             4.10      9/22/00
Whitewater Ind. Dev. Rev., Trek Bicycle , F.R.W.D., A.M.T.,Ser. 95                                 NR             4.85       7/6/00
Wisconsin Hsg. & Econ. Dev. Auth. Ownership Rev.. A.N.N.O.T., Ser. 122                           VMIG1            3.90      10/5/00
Wisconsin State Transportation Rev.                                                                P1             4.30      7/27/00





WYOMING  1.5%

Lincoln County Pollution Control Flex Refunding Pacificrp Cnv .                                  VMIG1            4.90       7/5/00





Total investments (cost $333,124,930) - 101.4%


                                                                        --------------------------------
                            (UNAUDITED)                                 PRUDENTIAL MUNICIPAL SERIES FUND
                                                                        --------------------------------
                                                                         CONNECTICUT    MASSACHUSETTS     PRUDENTIAL
                                                                         MONEY MARKET   MONEY MARKET       TAX-FREE        PRO FORMA
                           DESCRIPTION (a)                                  SERIES         SERIES        MONEY FUND, INC.   COMBINED
----------------------------------------------------------------------  ------------------------------  ----------------------------
PENNSYLVANIA  1.0%

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev., F.R.W.D., Ser. 96A                                       3,340,000       3,340,000
                                                                        --------------  --------------  ---------------------------
                                                                                    0               0     3,340,000       3,340,000
                                                                        --------------  --------------  ---------------------------

SOUTH CAROLINA  3.6%

Beaufort County South Carolina School Dist. Ser. B                                                        1,064,874       1,064,874
South Carolina Jobs Eco. Dev. Auth. Hlth. Fac. Rev.                                                       3,000,000       3,000,000
South Carolina St Public Service Auth. Rev. Merlots Series L                                              5,090,000       5,090,000
Spartanburg County School                                                                                 2,508,233       2,508,233
                                                                        --------------  --------------  ---------------------------
                                                                                    0               0    11,663,107      11,663,107
                                                                        --------------  --------------  ---------------------------

SOUTH DAKOTA  2.9%

Grant County South Dakota Pollution Control Rev. Ref. Otter Tail
  Power Company Proj.                                                                                     2,400,000       2,400,000
South Dakota Hsg.  Dev.  Auth. Home Ownership Mrtg., Ser. J                                               2,025,000       2,025,000
South Dakota Str Health Edl. Sioux Vly. Hosps. Hlth.                                                      5,000,000       5,000,000
                                                                        --------------  --------------  ---------------------------
                                                                                    0               0     9,425,000       9,425,000
                                                                        --------------  --------------  ---------------------------

TENNESSEE  0.5%

Morgan Keegan Municipal Prods. Inc. Trust Rcpts Ser. D                                                    1,720,000       1,720,000
                                                                        --------------  --------------  ---------------------------
                                                                                    0               0     1,720,000       1,720,000
                                                                        --------------  --------------  ---------------------------

TEXAS  7.1%

Austin Texas Airport Systems Rev. Merlots Series J                                                        3,000,000       3,000,000
Brazos River Harbor Nav. Dist., Dow Chemical Co.,
  Ser. 92A F.R.D.D., A.M.T.                                                                                 200,000         200,000
Brazos River Texas Harbor Navigation Dist. Dow Chemicals Co. Proj.                                        3,000,000       3,000,000
Dallas Fort Worth Texas Regional Airport Rev. Ref.                                                          500,557         500,557
North Central Texas Hlth. Fac. Dev.                                                                       5,000,000       5,000,000
Port Corpus Christi Ind. Dev. Corp., Swg. & Solid Wste. Disp. Rev.                                          700,000         700,000
Texas Hsg., Ser. A                                                          1,324,989                                     1,324,989
Texas Municipal Power Agency Rev.                                                                         1,001,134       1,001,134
Texas Street Ser.A                                                                                        8,498,086       8,498,086
                                                                        --------------  --------------  ---------------------------
                                                                            1,324,989               0    21,899,777      23,224,766
                                                                        --------------  --------------  ---------------------------

WISCONSIN  5.2%

Franklin  Public School Dist.                                                                             5,402,309       5,402,309
Wausau Wisconsin School Dist. Tax & Rev.                                                                  2,001,574       2,001,574
Whitewater Ind. Dev. Rev., Trek Bicycle, F.R.W.D., A.M.T.,
  Ser. 95                                                                                                 3,625,000       3,625,000
Wisconsin Hsg. & Econ. Dev. Auth. Ownership Rev.. A.N.N.O.T.,
  Ser. 122                                                                                                1,275,000       1,275,000
Wisconsin State Transportation Rev.                                                                       4,708,000       4,708,000
                                                                        --------------  --------------  ---------------------------
                                                                                    0               0    17,011,883      17,011,883
                                                                        --------------  --------------  ---------------------------

WYOMING  1.5%

Lincoln County Pollution Control Flex Refunding Pacificrp Cnv .                                           5,000,000       5,000,000
                                                                        --------------  --------------  ---------------------------
                                                                                    0               0     5,000,000       5,000,000
                                                                        --------------  --------------  ---------------------------
Total investments (cost $333,124,930) - 101.4%                              81,379,497      78,465,963  173,279,470     333,124,930
                                                                        --------------  --------------  ---------------------------

---------------------------------
PRUDENTIAL MUNICIPAL SERIES FUND                                                 (UNAUDITED)
---------------------------------
CONNECTICUT    MASSACHUSETTS    PRUDENTIAL
MONEY MARKET    MONEY MARKET     TAX-FREE        PRO FORMA
  SERIES         SERIES       MONEY FUND, INC.    COMBINED                       DESCRIPTION (a)
--------------------------------------------------------------------------------------------------------------------------------
                                                            Other assets (liabilities) in excess of liabilities (assets) - (1.4%)



                                                            Total net assets - 100%

                   (UNAUDITED)


                                                                               MOODY'S        INTEREST
                 DESCRIPTION (a)                                               RATING           RATE       MATURITY
----------------------------------------------------------------------      -------------   ------------  ----------
Other assets (liabilities) in excess of liabilities (assets) - (1.4%)


  Total net assets - 100%



                 (UNAUDITED)                                       --------------------------------
                                                                   PRUDENTIAL MUNICIPAL SERIES FUND
                                                                   --------------------------------
                                                                    CONNECTICUT      MASSACHUSETTS   PRUDENTIAL
                                                                    MONEY MARKET     MONEY MARKET      TAX-FREE          PRO FORMA
                 DESCRIPTION (a)                                       SERIES           SERIES      MONEY FUND, INC.     COMBINED
---------------------------------------------------------------    ---------------------------------------------------------------
Other assets (liabilities) in excess of liabilities
  (assets) - (1.4%)                                                      495,038        (3,382,098)    (1,769,414)      (4,656,474)
                                                                   ------------- -----------------  -------------------------------
Total net assets - 100%
                                                                    $ 81,874,535      $ 75,083,865  $ 171,510,056     $328,468,456
                                                                   ============= =================  ===============================

(a) The following abbreviations are used in portfolio descriptions:
A.M.B.A.C. - American Municipal Bond Assurance Corporation.
A.M.T.- Alternative Minimum Tax.
A.N.N.M.T.- Annual Mandatory Tender.
B.A.N.-Bond Anticipated Note.
F.G.I.C. - Financial Guaranty Insurance Company.
F.R.D.D. - Floating Rate (Daily) Demand Note (b).
F.R.W.D. - Floating Rate (Weekly) Demand Note (b).
F.S.A. - Financial Security Assurance.
G.O. - General Obligation
M.B.I.A. - Municipal Bond Insurance Corporation.
T.E.C.P.-Tax Exempt Commercial Paper.

(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
NR - Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

                         PRO-FORMA FINANCIAL STATEMENTS
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2000
                                   (UNAUDITED)

                                                                                  PRUDENTIAL MUNICIPAL SERIES FUND
                                                                        -------------------------------------------------------
                                                                           CONNECTICUT MONEY           MASSACHUSETTS MONEY
                                                                             MARKET SERIES                MARKET SERIES
                                                                       --------------------------   --------------------------
ASSETS
Investments, at amortized cost which approximates market value         $              81,379,497    $              78,465,963
Cash                                                                                      31,658                            -
Receivable for Series and Fund shares sold, respectively                                 758,339                      417,080
Receivable for investments sold                                                        1,800,000                            -
Interest receivable                                                                      826,699                      773,423
Other assets                                                                               1,023                          691
                                                                       --------------------------   --------------------------
        Total assets                                                                  84,797,216                   79,657,157
                                                                       --------------------------   --------------------------

LIABILITIES
Bank Overdraft                                                                                 -                       18,471
Payable for Investments purchased                                                      1,800,000                    4,002,008
Payable for Series and Fund shares reacquired, respectively                              990,162                      445,993
Accrued expenses and other liabilities                                                    57,149                       33,211
Dividends payable                                                                         25,468                       38,839
Management fee payable                                                                    34,769                       30,074
Distribution fee payable                                                                  15,133                        4,696
                                                                       --------------------------   --------------------------
        Total liabilities                                                              2,922,681                    4,573,292
                                                                       --------------------------   --------------------------

NET ASSETS                                                             $              81,874,535    $              75,083,865
                                                                       ==========================   ==========================

Net assets were comprised of:
        Shares of beneficial interest and common stock, at $.01 par
           value, respectively                                         $                 818,745    $                 750,839
        Paid-in capital in excess of par                                              81,055,790                   74,333,026
                                                                       --------------------------   --------------------------
Net assets, June 30, 2000                                              $              81,874,535    $              75,083,865
                                                                       ==========================   ==========================

Net asset value, offering price and redemption price per share         $                    1.00    $                    1.00
                                                                       ==========================   ==========================



                                                                              PRUDENTIAL
                                                                            TAX-FREE MONEY                   PRO FORMA
                                                                              FUND, INC.                      COMBINED
                                                                       -------------------------       -----------------------
ASSETS
Investments, at amortized cost which approximates market value         $            173,279,470        $          333,124,930
Cash                                                                                          -                        31,658
Receivable for Series and Fund shares sold, respectively                              4,041,856                     5,217,275
Receivable for investments sold                                                       2,210,000                     4,010,000
Interest receivable                                                                   1,778,815                     3,378,937
Other assets                                                                              5,586                         7,300
                                                                       -------------------------       -----------------------
        Total assets                                                                181,315,727                   345,770,100
                                                                       -------------------------       -----------------------

LIABILITIES
Bank Overdraft                                                                          112,297                       130,768
Payable for Investments purchased                                                     7,212,787                    13,014,795
Payable for Series and Fund shares reacquired, respectively                           2,180,975                     3,617,130
Accrued expenses and other liabilities                                                  127,836                       218,196
Dividends payable                                                                        90,862                       155,169
Management fee payable                                                                   71,394                       136,237
Distribution  fee payable                                                                 9,520                        29,349
                                                                       -------------------------       -----------------------
        Total liabilities                                                             9,805,671                    17,301,644
                                                                       -------------------------       -----------------------

NET ASSETS                                                             $            171,510,056        $          328,468,456
                                                                       =========================       =======================

Net assets were comprised of:
        Shares of beneficial interest and common stock, at $.01 par
           value, respectively                                         $              1,715,913        $            3,285,497
        Paid-in capital in excess of par                                            169,794,143                   325,182,959
                                                                       -------------------------       -----------------------
Net assets, June 30, 2000                                              $            171,510,056        $          328,468,456
                                                                       =========================       =======================




Net asset value, offering price and redemption price per share         $                   1.00        $                 1.00
                                                                       =========================       =======================

               See Notes to Pro-Forma Financial Statements

                                     PRO FORMA FINANCIAL STATEMENTS
                                          STATEMENT OF OPERATIONS
                                   FOR THE TWELVE MONTHS ENDED JUNE 30, 2000
                                               (UNAUDITED)

                                                                 PRUDENTIAL MUNICIPAL SERIES FUND
                                                      -----------------------------------------------       PRUDENTIAL
                                                       CONNECTICUT MONEY        MASSACHUSETTS MONEY       TAX-FREE MONEY
                                                         MARKET SERIES             MARKET SERIES            FUND, INC.
                                                      ---------------------  ------------------------   ----------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                 $2,889,574                $2,364,211                $7,018,410
                                                      ---------------------  ------------------------   ----------------------
Expenses
    Management fee                                                 409,711                   317,588                   937,732
    Distribution fee                                               102,428                    79,397                   234,432
    Transfer agent's fees and expenses                              15,602                    13,968                   134,000
    Custodian's fees and expenses                                   53,160                    63,033                    59,000
    Registration fees                                                    -                    18,150                    47,000
    Reports to shareholders                                         40,287                    21,362                    38,000
    Audit fee and expenses                                           8,093                     8,002                    26,000
    Legal fees and expenses                                          8,996                     3,243                    14,000
    Directors' and Trustees' fees, respectively                      6,027                     4,611                    10,000
    Miscellaneous                                                      517                     2,181                     1,705
                                                      ---------------------  ------------------------   ----------------------
                    Total Expenses                                 644,821                   531,535                 1,501,869
Less: Custodian fee credit                                          (6,301)                   (2,207)                   (6,440)
                                                      ---------------------  ------------------------   ----------------------
                    Net Expenses                                   638,520                   529,328                 1,495,429
                                                      ---------------------  ------------------------   ----------------------
Net investment income                                            2,251,054                 1,834,883                 5,522,981
                                                      --------------------  ------------------------    ----------------------

NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS                            $2,251,054                $1,834,883                $5,522,981
                                                      =====================  ========================   ======================
                                                          PRO FORMA             PRO FORMA
                                                         ADJUSTMENTS             COMBINED
                                                      ------------------   ---------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                       -             $12,272,195
                                                      ------------------   ---------------------
Expenses
    Management fee                                                                    1,665,031
    Distribution fee                                                                    416,257
    Transfer agent's fees and expenses                      $ (7,270.00)(b)             156,300
    Custodian's fees and expenses                            (97,193.00)(a)              78,000
    Registration fees                                           (17,150)(b)              48,000
    Reports to shareholders                                     (39,649)(b)              60,000
    Audit fee and expenses                                      (16,095)(b)              26,000
    Legal fees and expenses                                     (12,239)(b)              14,000
    Directors' and Trustees' fees, respectively                 (10,638)(b)              10,000
    Miscellaneous                                                (1,803)(b)               2,600
                                                      ------------------   ---------------------
                    Total Expenses                             (202,037)              2,476,188
Less: Custodian fee credit                                            -                 (14,948)
                                                      ------------------   ---------------------
                    Net Expenses                               (202,037)              2,461,240
                                                      ------------------   ---------------------
Net investment income                                          (202,037)              9,406,881
                                                      -----------------   ---------------------
NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS                          ($202,037)             $9,406,881
                                                      ==================   =====================

------------------------------------------------------------
(a)  Adjustment to reflect economies of scale
(b)  Adjustment to reflect elimination of duplicative expenses

               See Notes to Pro Forma Financial Statements

                      PRUDENTIAL TAX FREE MONEY FUND, INC.
                  NOTES TO PRO FORMA FORMS FINANCIAL STATEMENTS
                                  (UNMODIFIED)


1. BASIS OF COMBINATION - The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at June 30, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended June 30, 2000, reflect the accounts of: Prudential Tax Free Money Fund, Inc. ("Tax Free Fund"), Prudential Municipal Series Fund - Connecticut Money Market Series ("Connecticut Series") and Prudential Municipal Series Fund - Massachusetts Series ("Massachusetts Series").

     The Pro Forma statements give effect to the proposed transfer of all assets and liabilities of Connecticut Series and Massachusetts Series in exchange for shares in Tax Free Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, or Series included in its Statement of Additional Information.

2. SHARE OF BENEFICIAL INTEREST - Shareholders of Connecticut Series and Massachusetts Series would become shareholders of Tax Free Fund receiving Class A shares of Tax Free Fund equal to the value of their holdings in Connecticut Series and Massachusetts Series.

3. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investment of each Series and Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The Pro Forma Statement of Operations does not include the effect of any transaction fees incurred in connection with the realignment of the portfolio.

                      PRUDENTIAL TAX FREE MONEY FUND, INC.

                       Statement of Additional Information
                             Dated February 29, 2000

     Prudential Tax-Free Money Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund pursues this objective by investing primarily in a portfolio of short-term debt obligations issued by states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest from which is wholly-exempt from federal income tax in the opinion of bond counsel to the issuer. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus and "Description of the Fund, its Investments and Risks" below.
     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 29, 2000, a copy of which may be obtained from the Fund upon request at the address or telephone number noted above.
                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Fund History .............................................................  B-2
Description of the Fund, its Investments and Risks .......................  B-2
Investment Restrictions ..................................................  B-5
Management of the Fund ...................................................  B-6
Control Persons and Principal Holders of Securities ......................  B-9
Investment Advisory and Other Services ...................................  B-9
Brokerage Allocation and Other Practices .................................  B-12
Securities and Organization ..............................................  B-12
Purchase and Redemption of Fund Shares ...................................  B-13
Net Asset Value ..........................................................  B-14
Taxes, Dividends and Distributions .......................................  B-15
Calculation of Yield .....................................................  B-16
Financial Statements .....................................................  B-17
Report of Independent Accountants ........................................  B-26
Appendix--Description of Ratings .........................................  I-1

================================================================================

MF103B

                                     FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on March 22, 1979.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

          (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

          (b) INVESTMENT STRATEGIES AND RISKS.

     The Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Additional information relating to the Fund's principal investment policies and strategies discussed in the Fund's Prospectus, and information about other securities, instruments, policies and strategies which the Fund may use from time to time in seeking to achieve its investment objective, are described below. The Fund may not be successful in achieving its investment objective and you can lose money.

MUNICIPAL BONDS

     The Fund may invest in municipal bonds and municipal notes, which are collectively referred to as Municipal Bonds in the Fund's Prospectus and this Statement of Additional Information.

     Municipal bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. Municipal bonds also include bonds issued by or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. These bonds are typically revenue bonds and generally do not carry the pledge of the issuer's credit.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

     Municipal notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

     Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the diversification requirements of the Investment Company Act of 1940, as amended (the Investment Company Act) provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act; (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service; (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating organization, or counsel to the holders of the refunded securities, so verifies;
(iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon and (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

     VARIABLE RATE AND FLOATING RATE SECURITIES. The interest rates payable on certain Municipal Bonds are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds of this type are called "variable rate" or "floating rate" obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated intervals and the interest rate payable on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features of these obligations typically include the right of the Fund to demand, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice, prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature). In addition, the issuer may have the right, at similar intervals or upon similar notice, to prepay the principal amount prior to maturity. The principal benefit of variable and floating rate obligations is that the interest rate adjustment minimizes changes in the market value of the obligations. As a result, the purchase of such obligations should enhance the ability of the Fund to maintain a stable net asset value per share (see Net Asset Value) and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond meets the Fund's investment quality requirements.

     PUTS. The Fund may purchase Municipal Bonds together with the right to resell the Municipal Bonds to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the bonds. Such a right to resell is commonly known as a "put" or "tender option," and the aggregate price which the Fund pays for Municipal Bonds with puts or tender options is higher than the price which otherwise would be paid for the Bonds. Consistent with the Fund's investment objective and subject to the supervision of the Board of Directors, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase, at a later date, securities other than those subject to the put. The Fund's policy is generally to exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for related Municipal Bonds. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values Municipal Bonds which are subject to puts or tender options at amortized cost; no value is assigned to the put or tender option. The cost of the put or tender option is carried as an unrealized loss from the time of purchase until it is exercised or expires. The value of the put or tender option is dependent on the ability of the put writer to meet its obligation of repurchase, and it is the Fund's general policy to enter into put or tender option transactions only with such brokers, dealers or other financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or tender options in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. The Fund has received a ruling of the Internal Revenue Service to the effect that the Fund will be considered the owner of the Municipal Bonds subject to the puts or tender options so that the interest on the bonds will be tax-exempt income to the Fund.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Municipal Bonds are frequently offered on a when-issued or delayed delivery basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and, during the period between purchase and settlement, no interest accrues to the purchaser. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Bond on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the bond in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash or other liquid assets equal in value to commitments for when-issued or delayed delivery securities. If the Fund chooses to dispose of the when-issued or delayed delivery security prior to the settlement date, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. The Fund does not believe that its net asset value or net investment income will be adversely affected by its purchase of Municipal Bonds on a when-issued or delayed delivery basis. The Fund may invest in when-issued or delayed delivery securities without other limitation.

     OTHER MATTERS. For purposes of diversification under the Investment Company Act, the identification of the issuer of Municipal Bonds depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be regarded as a separate security and treated as an issue of such government or entity.

BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 5% of the value of its total assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings.

REPURCHASE AGREEMENTS

     The Fund may invest up to 5% of its assets in repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Securities and Exchange Commission (SEC).

ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act: (1) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.

     The Fund may not:

     (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities or secured by such obligations). See "Municipal Bonds--Other Matters" under "Description of the Fund, its Investments and Risks" for the definition of an issuer.

     (2) Make short sales of securities.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

     (4) Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed.

     (5) Pledge its assets or assign or otherwise encumber them in excess of 10% of its assets (taken at market or other fair value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction (4).

     (6) Engage in the underwriting of securities.

     (7) Purchase or sell real estate mortgage loans, although it may purchase Municipal Bonds secured by interests in real estate.

     (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements.

     (9) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (10) Invest for the purpose of exercising control or management of another company.

     (11) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

     In addition, the Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND

(A)  DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(B)  MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                                  POSITION WITH
NAME, ADDRESS AND AGE (1)           THE FUND       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
------------------------          --------------   --------------------------------------------------------------------
  Delayne Dedrick Gold (61)       Director         Marketing and Management Consultant.

* Robert F. Gunia (53)            Vice President   Executive Vice President and Chief Administrative Officer (since
                                  and Director     June 1999) of Prudential Investments; Corporate Vice President
                                                   (since September 1997) of The Prudential Insurance Company of
                                                   America (Prudential); Executive Vice President and Treasurer
                                                   (since December 1996) of Prudential Investments Fund Management LLC
                                                   (PIFM); President (since April 1999) Prudential Investment Management
                                                   Services LLC (PIMS); formerly Senior Vice President (March 1987-May
                                                   1999) of Prudential Securities Incorporated (Prudential Securities);
                                                   formerly Chief Administrative Officer (July 1990-September 1996),
                                                   Director (January 1989-September 1996), and Executive Vice President,
                                                   Treasurer and Chief Financial Officer (June 1987-September 1996) of
                                                   Prudential Mutual Fund Management, Inc. (PMF); Vice President and
                                                   Director (since May 1989) of The Asia Pacific Fund, Inc.

  Robert E. LaBlanc (65)          Director         President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                   (telecommunications); formerly General Partner at Salomon
                                                   Brothers and Vice-Chairman of Continental Telecom; Director of
                                                   Storage Technology Corporation, Titan Corporation, Salient 3
                                                   Communications, Inc. and Tribune Company; and Trustee of
                                                   Manhattan College.

  * David R. Odenath, Jr. (42)    Director         Officer in Charge, President, Chief Executive Officer and Chief
                                                   Operating Officer (since June 1999) of PIFM; Senior Vice
                                                   President (since June 1999) of Prudential; Senior Vice President
                                                   (August 1993-May 1999) of PaineWebber Group, Inc.



                                  POSITION WITH
NAME, ADDRESS AND AGE (1)           THE FUND       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
------------------------          --------------   --------------------------------------------------------------------
  Robin B. Smith (60)             Director         Chairman and Chief Executive Officer (since August 1996) of
                                                   Publishers Clearing House; formerly President and Chief Executive
                                                   Officer (January 1989-August 1996) and President and Chief
                                                   Operating Officer (September 1981-December 1988) of Publishers
                                                   Clearing House; Director of BellSouth Corporation, Texaco Inc.,
                                                   Springs Industries Inc., and Kmart Corporation.

  Stephen Stoneburn (56)          Director         President and Chief Executive Officer (since June 1996) of Quadrant
                                                   Media Corp. (a publishing company); formerly President (June
                                                   1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice
                                                   President and Managing Director (January 1993-1995) of Cowles
                                                   Business Media; Senior Vice President (January 1991-1992) and
                                                   Publishing Vice President (May 1989-December 1990) of Gralla
                                                   Publications (a division of United Newspapers, U.K.); and Senior
                                                   Vice President of Fairchild Publications, Inc.

  * John R. Strangfeld, Jr. (46)  President and    Chief Executive Officer, Chairman, President and Director (since
                                     Director      January 1990) of The Prudential Investment Corporation; Executive
                                                   Vice President (since February 1998) of Prudential Global Asset
                                                   Management Group of Prudential; Chairman (since August 1989) of
                                                   Pricoa Capital Group; formerly various positions to Chief Executive
                                                   Officer (November 1994-December 1998) of Private Asset Management
                                                   Group of Prudential and Senior Vice President (January 1986-August
                                                   1989) of Prudential Capital Group, a unit of Prudential.

  Nancy H. Teeters (69)           Director         Economist; formerly Director of Inland Steel Industries (July
                                                   1991-1999); formerly, Vice President and Chief Economist (March
                                                   1986-June 1990) of International Business Machines Corporation;
                                                   formerly, Governor of Federal Reserve System (1978-1984).

  Clay T. Whitehead (61)          Director         President (since May 1983) of National Exchange Inc. (new business development firm).

  Robert C. Rosselot (39)         Secretary        Assistant General Counsel (since September 1997) of PIFM;
                                                   formerly, partner with the law firm of Howard & Howard,
                                                   Bloomfield Hills, Michigan (December 1995-September 1997) and
                                                   Corporate Counsel, Federated Investors (1990-1995).

  Grace C. Torres (40)            Treasurer and    First Vice President (since December 1996) of PIFM; First Vice
                                    Principal      President (since March 1994) of Prudential Securities; formerly
                                    Financial      First Vice President (March 1994-September 1996) of Prudential
                                     and           Mutual Fund Management, Inc. and Vice President (July 1989-March
                                    Accounting     1994) of Bankers Trust Corporation.
                                    Officer

  Stephen M. Ungerman (46)        Assistant        Vice President and Tax Director (since March 1996) of Prudential
                                     Treasurer     Investments; formerly First Vice President (February 1993-September
                                                   1996) of Prudential Mutual Fund Management, Inc.

--------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $1,225, in addition to certain out-of-pocket expenses. Directors who serve on Fund Committees receive additional compensation. The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter (the T-Bill rate) or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE

                                                                 TOTAL 1999
                                                                COMPENSATION
                                                                  FROM FUND
                                           AGGREGATE              AND FUND
                                         COMPENSATION           COMPLEX PAID
         NAME AND POSITION                 FROM FUND           TO DIRECTORS(2)
         -----------------               ------------          --------------
Edward D. Beach--Former Director            $1,225             $142,500(43/70)*
Delayne D. Gold--Director                   $1,225             $144,500(43/70)*
Robert F. Gunia (1)--Director                 --                    --
Don G. Hoff--Former Director                $  750             $ 22,500(14/17)*
Robert F. LaBlanc--Director                 $1,225             $ 61,250(20/39)*
David R. Odenath, Jr. (1)                    --                    --
Robin B. Smith--Director                    $1,225             $ 96,000(32/44)*
Stephen Stoneburn--Director                 $1,225             $ 61,250(20/39)*
John R. Strangfeld, Jr. (1)                 --                     --
Nancy H. Teeters--Director                  $1,250             $ 97,000(25/43)*
Clay T. Whitehead--Director                 $  100             $ 77,000(38/66)*

----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $156,478 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 11, 2000, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

     As of February 11, 2000, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential Tax-Free Money Fund, Inc.

     As of February 11, 2000, Prudential Securities was the record holder for other beneficial owners of 166,475,680 shares of the Fund, representing approximately 92.2% of the shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(A)  INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $73.5 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the Fund's average daily net assets between $750 million and $1.5 billion and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund pursuant to the Management Agreement, PIFM bears the following expenses:

          (a) the salaries and expenses of all personnel of PIFM and the Fund, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to the investment advisor pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Subadvisor, (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund,
(i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

     The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 1999, 1998 and 1997, PIFM received management fees of $1,013,590, $1,389,197 and $1,699,125, respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .25 of 1% of the Fund's average daily net assets (representing half of the compensation received from the Fund by PIFM).

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities, including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, with a staff including credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

(B)  PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLAN

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.

     Pursuant to the Fund's Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan (the Plan) and Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended December 31, 1999, Prudential Securities and PIMS collectively received payments of $253,397, under the Plan. It is estimated that all this amount was spent on commission credits to Prudential Securities and Prusec for payments of account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

(C)  OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

YEAR 2000 READINESS DISCLOSURE

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the

Fund has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there is a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have completed necessary changes to their computer systems in connection with the year 2000. The Funds service providers (or other securities market Participants) may experience future material problems in connection with the year 2000. The Company and its Board have instructed the Funds principal service providers to monitor and report year 2000 problems.

     Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues at some later time which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid no brokerage commissions.


                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue three billion shares of common stock, $.01 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund, 1.5 billion shares consist of Class A shares and 1.5 billion shares consist of Class Z shares.

     Currently, the Fund offers only Class A shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

     Shares of the Fund may be purchased by investors through the Distributor, by brokers that have entered its agreements to sell Fund shares, or directly through Prudential Mutual Fund Services LLC (PMFS). Shares may also be purchased through Prudential Securities or Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities.

REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the existing account information is still accurate.

REDEMPTION OF SHARES

     Investors who purchase shares directly from PMFS may use the following privileges:

     CHECK REDEMPTION. At a shareholder's request, State Street Bank will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking redemption privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, or telephone
(800) 225-1852 (toll-free). Check Redemption is not available to investors for whom Prudential Securities has purchased shares.

     EXPEDITED REDEMPTION. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed or at a later date. Once the completed Expedited Redemption authorization form has been returned to PMFS, requests for redemption may be made by telephone. Redemption proceeds will be transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. The Fund does not forward redemption proceeds with respect to shares purchased by check until at least 10 calendar days after receipt of the purchase check by PMFS.

     To request an expedited redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

     REGULAR REDEMPTION. Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request. All written requests for redemption, must be endorsed by the shareholder with signature guaranteed, as described below. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Redemption proceeds are sent to a shareholder's address by check.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (a) exceed $100,000,
(b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

REDEMPTION IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALES

     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

                                 NET ASSET VALUE

     The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

     The Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify, and the Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares (including shares purchased pursuant to dividend reinvestment) within 30 days of the disposition of the shares. In such a case the basis of the shares acquired will be readjusted to reflect the disallowed loss. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholder with respect to the shares and if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholder with respect to such shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible. Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations are a preference item for computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends attributable to interest on tax-exempt obligations, whether or not private activity bonds, that are received by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

     The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)365/7]-1

     The Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     The yield and effective yield for the Fund based on the 7 days ended December 31, 1999 were 3.48% and 3.54%, respectively. The tax equivalent yield for the Fund based on the 7 days ended December 31, 1999 was 3.68%.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the appropriate number of Fund shareholders and Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond markets, including discussions of credit quality, duration and maturity.

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description(a)                                                (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.4%
Homewood Educ. Bldg. Auth., Samford Univ., F.R.D.D., Ser.
   1999                                                         VMIG1            4.80%        1/03/00   $    800     $    800,000
------------------------------------------------------------------------------------------------------------------------------
Arizona--4.7%
Salt River Proj. Agricultural Impvt. & Pwr., T.E.C.P., Ser.
   80                                                           P-1              3.85         2/10/00      8,500        8,500,000
------------------------------------------------------------------------------------------------------------------------------
Arkansas--1.7%
Arkansas Hosp. Equip. Fin. Auth., AHA Pooled Fin. Prog.,
   F.R.W.D. Ser. 98A                                            A-1+*            5.60         1/05/00      3,000        3,000,000
------------------------------------------------------------------------------------------------------------------------------
Colorado--0.1%
Thornton Colorado Sales & Use Tax Rev., Ser. 99                 Aaa              4.00         3/01/00        250          250,198
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--3.5%
Dist. of Columbia, G.O. Var. Rate, F.R.D.D.,
   Ser. 92A-1                                                   VMIG1            5.15         1/03/00      1,200        1,200,000
   Ser. 92A-2                                                   VMIG1            5.15         1/03/00      3,100        3,100,000
   Ser. 92A-3                                                   VMIG1            5.15         1/03/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        6,300,000
------------------------------------------------------------------------------------------------------------------------------
Florida--4.6%
Jacksonville Elec. Auth. Rev., Muni. Sec. Trust, F.R.W.D.,
   Ser. SGA17                                                   A-1+*            5.85         1/05/00      5,000        5,000,000
Orange & Pasco Cntys. Hlth. Facs. Auth., Adventist Hlth. Sys.
   Sunbelt, F.R.W.D., Ser. 98171                                A-1*             5.71         1/06/00      3,300        3,300,000
                                                                                                                     ------------
                                                                                                                        8,300,000
------------------------------------------------------------------------------------------------------------------------------
Georgia--4.6%
Cobb Cnty. Dev. Auth., Georgia Pwr., Q.T.R.M.T., Ser. 91-1      VMIG1            3.95         2/01/00      8,330        8,330,000
------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.2%
Honolulu City & Cnty., G.O., Ser. 1990-D                        NR               6.90        12/01/00      2,000        2,072,598

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-17

Portfolio of Investments as
of December 31, 1999                  PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois--7.7%
Illinois Hlth. Fac. Auth., Memorial Med Ctr., Ser. 1989         NR               6.50%       10/01/00   $  4,740     $  4,909,100
Illinois Hlth. Fac. Auth.,
   Evanston Hosp. Corp. Proj., A.N.N.M.T., Ser. 92              VMIG1            3.90        10/31/00      3,000        3,000,000
   Evanston Hosp., A.N.N.M.T., Ser. 95                          VMIG1            3.25         2/29/00      5,000        5,000,000
Bear Stearns Muni. Secs. Trust, Chicago O'Hare Int'l Airport,
   A.M.T.,
   Ser. 99-83                                                   A-1+*            5.87         1/05/00      1,000        1,000,000
                                                                                                                     ------------
                                                                                                                       13,909,100
------------------------------------------------------------------------------------------------------------------------------
Indiana--3.4%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant
   Christian H.S., F.R.W.D., Ser. 96                            NR               5.65         1/06/00      5,000        5,000,000
South Bend Eco. Dev. Rev., Dynamic R.E.H.C. Inc., F.R.W.D.,
   A.M.T.,
   Ser. 99                                                      NR               5.60         1/05/00      1,195        1,195,000
                                                                                                                     ------------
                                                                                                                        6,195,000
------------------------------------------------------------------------------------------------------------------------------
Kansas--1.4%
Kansas Dev. Fin. Auth., Dept. of Comm. & Hsg. Impact, Ser. 99   NR               4.00         6/01/00      2,470        2,472,442
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.7%
Plaquemines Parish, British Petroleum, F.R.D.D., A.M.T., Ser.
   95                                                           P-1              5.35         1/03/00      1,200        1,200,000
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.2%
Anne Arundel Cnty., Baltimore Gas & Elec., A.N.N.M.T., Ser.
   84                                                           VMIG1            3.52         7/01/00      2,210        2,210,000
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--3.3%
Mass. St. Hsg. Fin. Agcy., Single Fam. Hsg. Notes, A.M.T.,
   Ser. A                                                       MIG1             3.60         6/01/00      1,000        1,000,928
Mass. St. Wtr Poll. Abatement Tr., New Bedford Loan Prog.,
   Ser. 96A                                                     NR               5.75         2/01/00        955          956,967
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Boston Univ., Ser.
   85H, F.R.W.D.                                                VMIG1            5.35         1/05/00      3,000        3,000,000
Mass. St. Wtr. Res. Auth., Gen. Rev. Bonds, Ser. 90A            NR               7.625        4/01/00      1,000        1,030,629
                                                                                                                     ------------
                                                                                                                        5,988,524
------------------------------------------------------------------------------------------------------------------------------
Michigan--2.9%
Michigan Muni. Bond Auth., Rev. Notes, Ser. 99B-1               SP-1+*           4.25         8/25/00      3,500        3,514,204
Michigan St. Hsg. Dev. Auth., Rental Hsg. Rev., Ser. 92A        NR               5.80         4/01/00      1,680        1,689,131
                                                                                                                     ------------
                                                                                                                        5,203,335

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-18

Portfolio of Investments as
of December 31, 1999             PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Minnesota--4.7%
Bloomington Comm. Dev. Rev., 94th Str. Proj., F.R.W.D.,
   Ser. 85                                                      A-1+*            5.50%        1/07/00   $  4,945     $  4,945,000
St Paul Hsg. Redev. Auth., Heating Rev., F.R.W.D., Ser. 99D     A-1+*            5.50         1/07/00      3,500        3,500,000
                                                                                                                     ------------
                                                                                                                        8,445,000
------------------------------------------------------------------------------------------------------------------------------
Mississipi--3.0%
Mississippi Hsg. Fin. Corp., Single. Fam. Mtg. Rev.,
   F.R.W.D., Ser. 88                                            A-1+*            5.55         1/06/00      5,340        5,340,000
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.6%
Branson, Tax Increment-Street Imprv., Ser. 96                   NR               4.65        12/01/00      1,000        1,005,776
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--6.1%
New Hampshire Bus. Fin. Auth.,
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90A, A.M.T.       P-1              3.90         2/15/00      2,000        2,000,000
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90B               VMIG1            3.90         1/27/00      6,500        6,500,000
   Luminescent Systems, F.R.W.D., A.M.T., Ser. 98               A-1*             5.65         1/05/00      2,450        2,450,000
                                                                                                                     ------------
                                                                                                                       10,950,000
------------------------------------------------------------------------------------------------------------------------------
New York--5.4%
Hempstead Ind. Dev., American Ref. Fuel, F.R.W.D., Ser. 99      A-1*             5.80         1/05/00      3,700        3,700,000
New York St. Local Govt. Asst. Corp., SGA Ref. Bonds,
   F.R.D.D.,
   Ser. SGA59                                                   A-1+*            4.90         1/03/00      3,500        3,500,000
Niagara Cnty. NY Ind. Dev. Agcy., Solid Waste Disposal Rev.,
   American Ref. Fuel, F.R.W.D., A.M.T., Ser. 94C               P-1              6.50         1/05/00      2,500        2,500,000
                                                                                                                     ------------
                                                                                                                        9,700,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--6.4%
Dublin City, Transp. Sys., Ser. 99                              NR               4.10         6/16/00      4,743        4,751,007
East Lake Dev., Astro Model Corp., F.R.W.D., A.M.T., Ser. 96    NR               5.60         1/06/00      2,800        2,800,000
Ohio Hsg. Fin. Agcy.,
   Residential Mtg., A.M.T., Ser. 117(d)                        A-1+*            3.90         7/20/00      1,000        1,000,000
   Multifamily Hsg. Ref., F.R.W.D., Ser. B                      A-1+*            5.50         1/07/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       11,551,007
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.2%
Morgan Keegan Var. Trust, 10 Willmington Pl. Prog., Tulsa Co.
   Hsg. Fin. Auth., F.R.W.D. A.M.T., Ser. 99E                   A-1+*            5.76         1/06/00      2,000        2,000,000
Tulsa Pkg. Auth., Williams Ctr. Proj., S.E.M.M.T., Ser. 87A     VMIG1            3.90         5/15/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        4,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oregon--2.0%
Oregon Hsg. & Comm. Serv. Dept., Mtge. Rev. Bonds,
   Single Family Mtge., A.M.T., Ser. 99D                        MIG1             3.20%        4/13/00   $  1,500     $  1,500,000
   Single Family Mtge., Ser. 99G                                MIG1             3.45         6/29/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        3,500,000
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.0%
Allegheny Cnty., Greater Pitt. Int'l Airport, Ser. 90A          Aaa              7.05         1/01/00      1,000        1,000,000
Lancaster Cnty. Hosp. Auth., Luthercare Proj., F.R.W.D. Ser.
   99                                                           A-1*             5.75         1/06/00      6,500        6,500,000
Temple Univ., Univ. Funding Notes, Ser. 1999                    MIG1             3.15         5/12/00      1,500        1,500,000
                                                                                                                     ------------
                                                                                                                        9,000,000
------------------------------------------------------------------------------------------------------------------------------
South Dakota--1.9%
South Dakota Hsg. Dev. Auth., Homeownership Mtg., Ser. 99-J     MIG1             3.75         9/28/00      2,025        2,025,000
South Dakota Hsg. Dev. Auth., Hsg. Dev. Rev., F.R.W.D., Ser.
   98                                                           NR               5.70         1/06/00      1,350        1,350,000
                                                                                                                     ------------
                                                                                                                        3,375,000
------------------------------------------------------------------------------------------------------------------------------
Texas--9.2%
Guadalupe Blanco River Auth., BOC Group Inc., F.R.W.D., Ser.
   1993                                                         CPS1             4.00         1/06/00      3,800        3,800,000
Gulf Coast Waste Disp. Auth. Env. Fac. Rev., F.R.D.D.
   Amoco Oil Co., Ser. 96, A.M.T.                               P-1              5.35         1/03/00      1,400        1,400,000
   Amoco Oil Co. Proj., Ser. 98, A.M.T.                         VMIGI            5.35         1/03/00      1,200        1,200,000
   Bayer Corp. Ser. 97, A.M.T.                                  P-1              5.40         1/03/00      1,800        1,800,000
Houston, T.E.C.P.,
   Ser. B                                                       P-1              3.80         1/21/00      3,000        3,000,000
   Ser. A                                                       P-1              3.90         1/25/00      2,400        2,400,000
San Antonio Elec. & Gas Rev., Munic. Secs. Trust Rcpts.,
   F.R.W.D.,
   Ser. SGA48                                                   A-1+*            5.85         1/05/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       16,600,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--3.8%
Fairfax Cnty. Econ Dev. Auth., LEHM-Resource Recovery,
   Q.T.R.O.T.S., A.M.T., Ser. 99A15(d)                          VMIG1            3.95         2/01/00      4,000        4,000,000
Southampton Cnty. Ind. Dev. Auth., Hadson Pwr. Proj.,
   F.R.D.D., A.M.T., Ser. 90A                                   VMIG1            5.45         1/03/00      2,800        2,800,000
                                                                                                                     ------------
                                                                                                                        6,800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

Portfolio of Investments as
of December 31, 1999              PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--8.7%
Franklin Public School Dist.                                    NR               4.00%        8/30/00   $  5,400     $  5,409,314
Wausau School Dist.                                             NR               4.10         9/22/00      2,000        2,005,024
Whitewater Ind. Dev. Rev., Trek Bicycle, F.R.W.D., A.M.T.,
   Ser. 95                                                      NR               5.70         1/06/00      3,840        3,840,000
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.N.N.O.T., Ser. 122(d)                                      VMIG1            3.90        10/05/00      1,300        1,300,000
Wisconsin St. Hlth. & Ed. Fac. Auth., SSM Health Care,
   T.E.C.P.,
   Ser. 98B                                                     A-1+*            3.65         2/16/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       15,554,338
Total Investments--100.4%
(cost $180,552,318(c))                                                                                                180,552,318
Liabilities in excess of other assets--(0.4)%                                                                            (665,361)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $179,886,957
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternate Minimum Tax
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax and Reserve Mandatory Tender(b) Q.T.R.O.T.S.--Quarterly Synthetic Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial reporting purposes.
(d) Indicates a restricted security; the aggregate cost of such securities is $6,300,000 which represents approximately 3.5% of net assets.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

Statement of Assets and Liabilities PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1999
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................        $ 180,552,318
Cash....................................................................................................               94,526
Receivable for Fund shares sold.........................................................................            3,625,664
Interest receivable.....................................................................................            1,459,269
Prepaid expenses........................................................................................                7,270
                                                                                                              -----------------
   Total assets.........................................................................................          185,739,047
                                                                                                              -----------------
Liabilities
Payable for Investments purchased.......................................................................            3,827,042
Payable for Fund shares reacquired......................................................................            1,688,085
Accrued expenses........................................................................................              156,382
Dividends payable.......................................................................................               89,213
Management fee payable..................................................................................               80,492
Distribution fee payable................................................................................               10,876
                                                                                                              -----------------
   Total liabilities....................................................................................            5,852,090
                                                                                                              -----------------
Net Assets..............................................................................................        $ 179,886,957
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, $.01 par value.........................................................................        $   1,799,812
   Paid-in capital in excess of par.....................................................................          178,087,145
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 179,886,957
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering price and redemption price
   per share ($179,886,957 / 179,981,236 shares)........................................................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-22

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................      $ 6,726,641
                                            -----------------
Expenses
   Management fee........................        1,013,590
   Distribution fee......................          253,397
   Transfer agent's fees and expenses....          160,000
   Custodian's fees and expenses.........           63,000
   Registration fees.....................           54,000
   Reports to shareholders...............           45,000
   Audit fee and expenses................           26,000
   Legal fees and expenses...............           15,000
   Directors' fees and expenses..........           11,000
   Miscellaneous.........................            4,275
                                            -----------------
      Total expenses.....................        1,645,262
   Less: custodian fee credit............          (15,728)
                                            -----------------
      Net expenses.......................        1,629,534
                                            -----------------
Net investment income....................        5,097,107
                                            -----------------
Realized Gain on Investments
Net realized gain on investment
   transactions..........................                3
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 5,097,110
                                            -----------------
                                            -----------------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  5,097,107    $  7,783,907
   Net realized gain on investment
      transactions................             3          10,290
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     5,097,110       7,794,197
                                    ------------    ------------
Dividends and distributions to
   shareholders...................    (5,097,110)     (7,794,197)
                                    ------------    ------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares sold......   604,058,962     776,364,363
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     4,896,169       7,493,041
   Cost of shares reacquired......  (628,233,381)   (914,504,317)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (19,278,250)   (130,646,913)
                                    ------------    ------------
Total decrease....................   (19,278,250)   (130,646,913)
Net Assets
Beginning of year.................   199,165,207     329,812,120
                                    ------------    ------------
End of year.......................  $179,886,957    $199,165,207
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-23

Notes to Financial Statements PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $144,800 for the services of PMFS. As of December 31, 1999, approximately $10,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------

Financial Highlights                        PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized gains...........................       .025         .028         .030         .028         .031
Dividends and distributions to shareholders........................      (.025)       (.028)       (.030)       (.028)       (.031)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year.......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
                                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):...................................................       2.56%        2.83%        3.00%        2.84%        3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................   $179,887     $199,165     $329,812     $333,808     $387,651
Average net assets (000)...........................................   $202,718     $277,839     $339,825     $403,230     $470,370
Ratios to average net assets:
   Expenses, including distribution fee............................        .81%         .80%         .78%         .80%         .85%
   Expenses, excluding distribution fee............................        .69%         .68%         .66%         .67%         .72%
   Net investment income...........................................       2.51%        2.80%        2.97%        2.83%        3.14%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-25

Report of Independent Accountants PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2000

Tax Information (Unaudited) PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1999, dividends paid from net investment income of $.025 were all federally tax-exempt interest dividends. Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
--------------------------------------------------------------------------------
                                       B-26

                                    APPENDIX

                             DESCRIPTION OF RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

     The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

(LOGO)
ANNUAL REPORT
DECEMBER 31, 1999

PRUDENTIAL
TAX-FREE
MONEY FUND,
INC.

(GRAPHIC)

A Message From the Fund's President      February 3, 2000
(PHOTO)

Dear Shareholder,
Yields on municipal money market securities fluctuated widely during 1999, buffeted by a periodic imbalance in the supply of, and demand for, these securities, as well as the Federal Reserve's effort to slow U.S. economic growth by repeatedly increasing a key short-term interest rate. Prudential's Money Market Sector team worked to anticipate these changes in U.S. monetary policy, and acted quickly to identify and take advantage of good investment opportunities. As a result, Prudential Tax-Free Money Fund maintained a $1 net asset value per share and provided a competitive tax-exempt return in 1999.

The following report takes a closer look at developments in the municipal money market during 1999, and explains how the Fund was positioned accordingly.

High-quality investments to help reduce risk Having a conservative, high-quality investment alternative, such as a money market fund, made good sense for most investors amid the highly volatile conditions in financial markets during 1999. Indeed, most investors should have a money market fund. For any of life's unexpected events, it is comforting to have quick access to your money and an investment vehicle that provides safety of principal and liquidity.

Thanks for your continued confidence in Prudential mutual funds.

Sincerely,

/s/ John R. Strangfeld
----------------------
John R. Strangfeld
President
Prudential Tax-Free Money Fund, Inc.

Performance Review

(PHOTO) (PHOTO)

Portfolio managers Joseph Tully
(Money Market [Sector] Team
Leader) and Richard S. Lynes

Investment Goals and Style
Prudential Tax-Free Money Fund seeks the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Coping with a supply/demand imbalance Participants in the municipal money market had to contend with two major trends throughout 1999--a dwindling supply of eligible securities and the Federal Reserve's repeated efforts to curb U.S. economic growth and avoid higher inflation. Of the two, the risk posed by the shortage of municipal money market securities was of greater concern to us. $36.9 billion in municipal notes were issued in 1999. This total was above the $34.8 billion sold in 1998, but was still well below the $46.3 billion issued in 1997. Meanwhile, assets in tax-free money market funds soared $14.83 billion, or 8.0%, in 1999, according to IBC Financial Data, Inc.

Strategically speaking, we aimed to avoid having to invest large amounts of the Fund's money during times when strong demand and a dearth of municipal money market securities drove yields on these securities lower (and their prices higher). Therefore, we moved quickly to take advantage of good buying opportunities, such as those that arose during the tax season of 1999.

Tax-season buys enhanced the Fund's yield
In late April and early May 1999, portfolio managers (including us) sold municipal money market securities to satisfy shareholder liquidity needs that occurred as cash was withdrawn from mutual funds to pay taxes. Amid this flurry of sales, securities cheapened. We were able to purchase attractively priced, insured municipal bonds maturing in six months to one year as an alternative to the more conventional tax-exempt money market securities. These insured, short-term municipal bonds also provided solid yields to compensate for the fact that they are typically issued in smaller-sized blocks. Most portfolio managers prefer to buy larger blocks of bonds because they are easier to sell. But owning smaller- and moderate-sized blocks of insured short-term bonds worked well for us because we plan to hold them until maturity.

FOMC tried to curb U.S. economic growth
As the spring of 1999 continued, municipal money market yields climbed even further in anticipation of an increase in the federal funds rate, which is the rate U.S. banks charge each other for overnight loans. The Federal Open Market Committee (FOMC) had recently released a statement indicating it was leaning toward increasing this rate to slow U.S. economic growth and prevent a build-up in inflation. The FOMC tries to restrain inflation because it hurts nearly every one, but particularly those on fixed incomes whose buying power declines if their incomes are not adjusted for the increase in prices.

Bridging over the "July effect"
We took advantage of the continued rise in municipal money market yields from mid-May through June 1999 by purchasing securities maturing in six months to one year. In hindsight, the Fund would have derived greater benefit if we had invested more money in June. At that time, yields were higher because many state and local governments issued tax-exempt notes as their budgets were set at their fiscal year ends.

Nevertheless, our purchases helped the Fund bridge over the seasonal drop in municipal money market yields that occurred in early July, known as the "July effect." Yields declined as the supply of securities shrank because investors raced to reinvest money received from coupon payments and maturing bonds. The imbalance of supply and demand was strong enough to push yields lower in early July even though the FOMC had just hiked the federal funds rate by a quarter of a percentage point to 5.00% on June 30, 1999.

Performance at a Glance
Fund Facts                            As of 12/31/99
                                           7-Day         Net Asset     Weighted Avg.   Net Assets
                                       Current Yield*   Value (NAV)   Maturity (WAM)   (Millions)
Prudential Tax-Free Money Fund, Inc.       3.48%           $1.00          67 Days         $180
IBC Financial Data Tax-Free
Money Fund (SB & GP) Avg.**                3.68%           $1.00          44 Days         N/A

Taxable Equivalent Yield*                      As of 12/31/99
                                       @31%    @36%    @39.6%
Prudential Tax-Free Money Fund, Inc.   5.04%   5.44%   5.76%
IBC Financial Data Tax-Free
Money Fund (SB & GP) Avg.**            5.33%   5.75%   6.09%

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*Some investors may be subject to the federal alternative minimum tax (AMT).

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Tax-Free Money Fund (Stock Broker (SB) & General Purpose (GP)) Average category as of December 27, 1999, the closest date to the end of our reporting period.

Tax-Free Money Fund Yield Comparison
(GRAPH)

Review Cont'd.

August brought an increased supply of newly issued municipal money market securities and a second change in monetary policy that lifted the federal funds rate to 5.25%. Both developments helped push municipal money market yields higher, which created many attractive buying opportunities. We purchased one-year notes of Franklin, Wisconsin School District, as well as tax-exempt commercial paper. These purchases helped to lengthen the Fund's weighted average maturity (WAM), which is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates.

A difficult choice
The Fund's WAM remained longer than that of its competition throughout the rest of 1999. Having a longer WAM in October and early November reduced the Fund's buying opportunities because it meant we had less money to invest in higher-yielding securities that became available after the federal funds rate was increased to 5.50% on November 16, 1999. But we stuck with this strategy through December because the longer WAM would help insulate the Fund from the next major seasonal decline in municipal money market yields that typically occurs at the beginning of the new year. (It is known as the "January effect.")

In December, we also purchased very short-term securities to enable the Fund to accommodate the normal year-end shareholder liquidity needs and any additional withdrawals that might occur out of concern that computers could malfunction when their internal dates switched from 1999 to 2000. As it turned out, financial markets did not experience any major computer problems as the year changed, and few glitches arose elsewhere. What did emerge in the final few days of 1999 were attractively priced, floating-rate securities that offered yields one to two percentage points higher than normal. Purchasing these securities also enhanced the Fund's yield.

Looking Ahead
We expect the FOMC to raise the federal funds rate on several occasions in 2000. Because of the U.S. presidential election in November, the changes in monetary policy will probably be front-loaded in the first half of the year. We believe tax-exempt money market yields will generally follow the federal funds rate higher, albeit at a slower pace than yields in the taxable money market.

Weighted Average Maturity Compared to the Average
Tax-Free Money Fund
(GRAPH)

Portfolio of Investments as
of December 31, 1999                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description(a)                                                (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.4%
Homewood Educ. Bldg. Auth., Samford Univ., F.R.D.D., Ser.
   1999                                                         VMIG1            4.80%        1/03/00   $    800     $    800,000
------------------------------------------------------------------------------------------------------------------------------
Arizona--4.7%
Salt River Proj. Agricultural Impvt. & Pwr., T.E.C.P., Ser.
   80                                                           P-1              3.85         2/10/00      8,500        8,500,000
------------------------------------------------------------------------------------------------------------------------------
Arkansas--1.7%
Arkansas Hosp. Equip. Fin. Auth., AHA Pooled Fin. Prog.,
   F.R.W.D. Ser. 98A                                            A-1+*            5.60         1/05/00      3,000        3,000,000
------------------------------------------------------------------------------------------------------------------------------
Colorado--0.1%
Thornton Colorado Sales & Use Tax Rev., Ser. 99                 Aaa              4.00         3/01/00        250          250,198
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--3.5%
Dist. of Columbia, G.O. Var. Rate, F.R.D.D.,
   Ser. 92A-1                                                   VMIG1            5.15         1/03/00      1,200        1,200,000
   Ser. 92A-2                                                   VMIG1            5.15         1/03/00      3,100        3,100,000
   Ser. 92A-3                                                   VMIG1            5.15         1/03/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        6,300,000
------------------------------------------------------------------------------------------------------------------------------
Florida--4.6%
Jacksonville Elec. Auth. Rev., Muni. Sec. Trust, F.R.W.D.,
   Ser. SGA17                                                   A-1+*            5.85         1/05/00      5,000        5,000,000
Orange & Pasco Cntys. Hlth. Facs. Auth., Adventist Hlth. Sys.
   Sunbelt, F.R.W.D., Ser. 98171                                A-1*             5.71         1/06/00      3,300        3,300,000
                                                                                                                     ------------
                                                                                                                        8,300,000
------------------------------------------------------------------------------------------------------------------------------
Georgia--4.6%
Cobb Cnty. Dev. Auth., Georgia Pwr., Q.T.R.M.T., Ser. 91-1      VMIG1            3.95         2/01/00      8,330        8,330,000
------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.2%
Honolulu City & Cnty., G.O., Ser. 1990-D                        NR               6.90        12/01/00      2,000        2,072,598

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois--7.7%
Illinois Hlth. Fac. Auth., Memorial Med Ctr., Ser. 1989         NR               6.50%       10/01/00   $  4,740     $  4,909,100
Illinois Hlth. Fac. Auth.,
   Evanston Hosp. Corp. Proj., A.N.N.M.T., Ser. 92              VMIG1            3.90        10/31/00      3,000        3,000,000
   Evanston Hosp., A.N.N.M.T., Ser. 95                          VMIG1            3.25         2/29/00      5,000        5,000,000
Bear Stearns Muni. Secs. Trust, Chicago O'Hare Int'l Airport,
   A.M.T.,
   Ser. 99-83                                                   A-1+*            5.87         1/05/00      1,000        1,000,000
                                                                                                                     ------------
                                                                                                                       13,909,100
------------------------------------------------------------------------------------------------------------------------------
Indiana--3.4%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant
   Christian H.S., F.R.W.D., Ser. 96                            NR               5.65         1/06/00      5,000        5,000,000
South Bend Eco. Dev. Rev., Dynamic R.E.H.C. Inc., F.R.W.D.,
   A.M.T.,
   Ser. 99                                                      NR               5.60         1/05/00      1,195        1,195,000
                                                                                                                     ------------
                                                                                                                        6,195,000
------------------------------------------------------------------------------------------------------------------------------
Kansas--1.4%
Kansas Dev. Fin. Auth., Dept. of Comm. & Hsg. Impact, Ser. 99   NR               4.00         6/01/00      2,470        2,472,442
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.7%
Plaquemines Parish, British Petroleum, F.R.D.D., A.M.T., Ser.
   95                                                           P-1              5.35         1/03/00      1,200        1,200,000
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.2%
Anne Arundel Cnty., Baltimore Gas & Elec., A.N.N.M.T., Ser.
   84                                                           VMIG1            3.52         7/01/00      2,210        2,210,000
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--3.3%
Mass. St. Hsg. Fin. Agcy., Single Fam. Hsg. Notes, A.M.T.,
   Ser. A                                                       MIG1             3.60         6/01/00      1,000        1,000,928
Mass. St. Wtr Poll. Abatement Tr., New Bedford Loan Prog.,
   Ser. 96A                                                     NR               5.75         2/01/00        955          956,967
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Boston Univ., Ser.
   85H, F.R.W.D.                                                VMIG1            5.35         1/05/00      3,000        3,000,000
Mass. St. Wtr. Res. Auth., Gen. Rev. Bonds, Ser. 90A            NR               7.625        4/01/00      1,000        1,030,629
                                                                                                                     ------------
                                                                                                                        5,988,524
------------------------------------------------------------------------------------------------------------------------------
Michigan--2.9%
Michigan Muni. Bond Auth., Rev. Notes, Ser. 99B-1               SP-1+*           4.25         8/25/00      3,500        3,514,204
Michigan St. Hsg. Dev. Auth., Rental Hsg. Rev., Ser. 92A        NR               5.80         4/01/00      1,680        1,689,131
                                                                                                                     ------------
                                                                                                                        5,203,335

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Minnesota--4.7%
Bloomington Comm. Dev. Rev., 94th Str. Proj., F.R.W.D.,
   Ser. 85                                                      A-1+*            5.50%        1/07/00   $  4,945     $  4,945,000
St Paul Hsg. Redev. Auth., Heating Rev., F.R.W.D., Ser. 99D     A-1+*            5.50         1/07/00      3,500        3,500,000
                                                                                                                     ------------
                                                                                                                        8,445,000
------------------------------------------------------------------------------------------------------------------------------
Mississipi--3.0%
Mississippi Hsg. Fin. Corp., Single. Fam. Mtg. Rev.,
   F.R.W.D., Ser. 88                                            A-1+*            5.55         1/06/00      5,340        5,340,000
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.6%
Branson, Tax Increment-Street Imprv., Ser. 96                   NR               4.65        12/01/00      1,000        1,005,776
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--6.1%
New Hampshire Bus. Fin. Auth.,
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90A, A.M.T.       P-1              3.90         2/15/00      2,000        2,000,000
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90B               VMIG1            3.90         1/27/00      6,500        6,500,000
   Luminescent Systems, F.R.W.D., A.M.T., Ser. 98               A-1*             5.65         1/05/00      2,450        2,450,000
                                                                                                                     ------------
                                                                                                                       10,950,000
------------------------------------------------------------------------------------------------------------------------------
New York--5.4%
Hempstead Ind. Dev., American Ref. Fuel, F.R.W.D., Ser. 99      A-1*             5.80         1/05/00      3,700        3,700,000
New York St. Local Govt. Asst. Corp., SGA Ref. Bonds,
   F.R.D.D.,
   Ser. SGA59                                                   A-1+*            4.90         1/03/00      3,500        3,500,000
Niagara Cnty. NY Ind. Dev. Agcy., Solid Waste Disposal Rev.,
   American Ref. Fuel, F.R.W.D., A.M.T., Ser. 94C               P-1              6.50         1/05/00      2,500        2,500,000
                                                                                                                     ------------
                                                                                                                        9,700,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--6.4%
Dublin City, Transp. Sys., Ser. 99                              NR               4.10         6/16/00      4,743        4,751,007
East Lake Dev., Astro Model Corp., F.R.W.D., A.M.T., Ser. 96    NR               5.60         1/06/00      2,800        2,800,000
Ohio Hsg. Fin. Agcy.,
   Residential Mtg., A.M.T., Ser. 117(d)                        A-1+*            3.90         7/20/00      1,000        1,000,000
   Multifamily Hsg. Ref., F.R.W.D., Ser. B                      A-1+*            5.50         1/07/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       11,551,007
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.2%
Morgan Keegan Var. Trust, 10 Willmington Pl. Prog., Tulsa Co.
   Hsg. Fin. Auth., F.R.W.D. A.M.T., Ser. 99E                   A-1+*            5.76         1/06/00      2,000        2,000,000
Tulsa Pkg. Auth., Williams Ctr. Proj., S.E.M.M.T., Ser. 87A     VMIG1            3.90         5/15/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        4,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1999                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oregon--2.0%
Oregon Hsg. & Comm. Serv. Dept., Mtge. Rev. Bonds,
   Single Family Mtge., A.M.T., Ser. 99D                        MIG1             3.20%        4/13/00   $  1,500     $  1,500,000
   Single Family Mtge., Ser. 99G                                MIG1             3.45         6/29/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        3,500,000
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.0%
Allegheny Cnty., Greater Pitt. Int'l Airport, Ser. 90A          Aaa              7.05         1/01/00      1,000        1,000,000
Lancaster Cnty. Hosp. Auth., Luthercare Proj., F.R.W.D. Ser.
   99                                                           A-1*             5.75         1/06/00      6,500        6,500,000
Temple Univ., Univ. Funding Notes, Ser. 1999                    MIG1             3.15         5/12/00      1,500        1,500,000
                                                                                                                     ------------
                                                                                                                        9,000,000
------------------------------------------------------------------------------------------------------------------------------
South Dakota--1.9%
South Dakota Hsg. Dev. Auth., Homeownership Mtg., Ser. 99-J     MIG1             3.75         9/28/00      2,025        2,025,000
South Dakota Hsg. Dev. Auth., Hsg. Dev. Rev., F.R.W.D., Ser.
   98                                                           NR               5.70         1/06/00      1,350        1,350,000
                                                                                                                     ------------
                                                                                                                        3,375,000
------------------------------------------------------------------------------------------------------------------------------
Texas--9.2%
Guadalupe Blanco River Auth., BOC Group Inc., F.R.W.D., Ser.
   1993                                                         CPS1             4.00         1/06/00      3,800        3,800,000
Gulf Coast Waste Disp. Auth. Env. Fac. Rev., F.R.D.D.
   Amoco Oil Co., Ser. 96, A.M.T.                               P-1              5.35         1/03/00      1,400        1,400,000
   Amoco Oil Co. Proj., Ser. 98, A.M.T.                         VMIGI            5.35         1/03/00      1,200        1,200,000
   Bayer Corp. Ser. 97, A.M.T.                                  P-1              5.40         1/03/00      1,800        1,800,000
Houston, T.E.C.P.,
   Ser. B                                                       P-1              3.80         1/21/00      3,000        3,000,000
   Ser. A                                                       P-1              3.90         1/25/00      2,400        2,400,000
San Antonio Elec. & Gas Rev., Munic. Secs. Trust Rcpts.,
   F.R.W.D.,
   Ser. SGA48                                                   A-1+*            5.85         1/05/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       16,600,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--3.8%
Fairfax Cnty. Econ Dev. Auth., LEHM-Resource Recovery,
   Q.T.R.O.T.S., A.M.T., Ser. 99A15(d)                          VMIG1            3.95         2/01/00      4,000        4,000,000
Southampton Cnty. Ind. Dev. Auth., Hadson Pwr. Proj.,
   F.R.D.D., A.M.T., Ser. 90A                                   VMIG1            5.45         1/03/00      2,800        2,800,000
                                                                                                                     ------------
                                                                                                                        6,800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--8.7%
Franklin Public School Dist.                                    NR               4.00%        8/30/00   $  5,400     $  5,409,314
Wausau School Dist.                                             NR               4.10         9/22/00      2,000        2,005,024
Whitewater Ind. Dev. Rev., Trek Bicycle, F.R.W.D., A.M.T.,
   Ser. 95                                                      NR               5.70         1/06/00      3,840        3,840,000
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.N.N.O.T., Ser. 122(d)                                      VMIG1            3.90        10/05/00      1,300        1,300,000
Wisconsin St. Hlth. & Ed. Fac. Auth., SSM Health Care,
   T.E.C.P.,
   Ser. 98B                                                     A-1+*            3.65         2/16/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       15,554,338
Total Investments--100.4%
(cost $180,552,318(c))                                                                                                180,552,318
Liabilities in excess of other assets--(0.4)%                                                                            (665,361)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $179,886,957
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternate Minimum Tax
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax and Reserve Mandatory Tender(b) Q.T.R.O.T.S.--Quarterly Synthetic Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial reporting purposes.
(d) Indicates a restricted security; the aggregate cost of such securities is $6,300,000 which represents approximately 3.5% of net assets.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1999
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................        $ 180,552,318
Cash....................................................................................................               94,526
Receivable for Fund shares sold.........................................................................            3,625,664
Interest receivable.....................................................................................            1,459,269
Prepaid expenses........................................................................................                7,270
                                                                                                              -----------------
   Total assets.........................................................................................          185,739,047
                                                                                                              -----------------
Liabilities
Payable for Investments purchased.......................................................................            3,827,042
Payable for Fund shares reacquired......................................................................            1,688,085
Accrued expenses........................................................................................              156,382
Dividends payable.......................................................................................               89,213
Management fee payable..................................................................................               80,492
Distribution fee payable................................................................................               10,876
                                                                                                              -----------------
   Total liabilities....................................................................................            5,852,090
                                                                                                              -----------------
Net Assets..............................................................................................        $ 179,886,957
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, $.01 par value.........................................................................        $   1,799,812
   Paid-in capital in excess of par.....................................................................          178,087,145
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 179,886,957
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering price and redemption price
   per share ($179,886,957 / 179,981,236 shares)........................................................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................      $ 6,726,641
                                            -----------------
Expenses
   Management fee........................        1,013,590
   Distribution fee......................          253,397
   Transfer agent's fees and expenses....          160,000
   Custodian's fees and expenses.........           63,000
   Registration fees.....................           54,000
   Reports to shareholders...............           45,000
   Audit fee and expenses................           26,000
   Legal fees and expenses...............           15,000
   Directors' fees and expenses..........           11,000
   Miscellaneous.........................            4,275
                                            -----------------
      Total expenses.....................        1,645,262
   Less: custodian fee credit............          (15,728)
                                            -----------------
      Net expenses.......................        1,629,534
                                            -----------------
Net investment income....................        5,097,107
                                            -----------------
Realized Gain on Investments
Net realized gain on investment
   transactions..........................                3
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 5,097,110
                                            -----------------
                                            -----------------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  5,097,107    $  7,783,907
   Net realized gain on investment
      transactions................             3          10,290
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     5,097,110       7,794,197
                                    ------------    ------------
Dividends and distributions to
   shareholders...................    (5,097,110)     (7,794,197)
                                    ------------    ------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares sold......   604,058,962     776,364,363
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     4,896,169       7,493,041
   Cost of shares reacquired......  (628,233,381)   (914,504,317)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (19,278,250)   (130,646,913)
                                    ------------    ------------
Total decrease....................   (19,278,250)   (130,646,913)
Net Assets
Beginning of year.................   199,165,207     329,812,120
                                    ------------    ------------
End of year.......................  $179,886,957    $199,165,207
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.

Dividends: The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $144,800 for the services of PMFS. As of December 31, 1999, approximately $10,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       10

Financial Highlights                        PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized gains...........................       .025         .028         .030         .028         .031
Dividends and distributions to shareholders........................      (.025)       (.028)       (.030)       (.028)       (.031)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year.......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
                                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):...................................................       2.56%        2.83%        3.00%        2.84%        3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................   $179,887     $199,165     $329,812     $333,808     $387,651
Average net assets (000)...........................................   $202,718     $277,839     $339,825     $403,230     $470,370
Ratios to average net assets:
   Expenses, including distribution fee............................        .81%         .80%         .78%         .80%         .85%
   Expenses, excluding distribution fee............................        .69%         .68%         .66%         .67%         .72%
   Net investment income...........................................       2.51%        2.80%        2.97%        2.83%        3.14%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Report of Independent Accountants PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2000

Tax Information (Unaudited) PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1999, dividends paid from net investment income of $.025 were all federally tax-exempt interest dividends.

Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
--------------------------------------------------------------------------------
                                       12

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Target Funds
   Total Return Bond Fund
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

visit our website at www.prudential.com

Fund Symbol            CUSIP
                     74436P103

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON) Printed on Recycled Paper

Fund Symbol       CUSIP
                74436P103

visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF103E          (ICON)  Printed on Recycled Paper

SEMIANNUAL REPORT JUNE 30, 2000

Prudential
Tax-Free Money Fund, Inc.

Fund Type Money market
Objective The highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Tax-Free Money Fund, Inc. seeks the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Tax-Free Money Fund Yield Comparison

(GRAPH)

Performance at a Glance

Fund Facts                  As of 6/30/00

                                         7-Day        Net Asset        Weighted Avg.    Net Assets
                                       Current Yld.   Value (NAV)        Mat. (WAM)      (Millions)
Prudential Tax-Free Money Fund, Inc.      3.79%         $1.00             41 Days          $172
iMoneyNet, Inc.
Money Fund (SB & GP) Avg.**               3.95%         $1.00             36 Days          N/A

Taxable Equivalent Yield*                 As of 6/30/00

                                      @31%      @36%           @39.6%
Prudential Tax-Free Money Fund, Inc.  5.16%    5.56%            5.89%
iMoneyNet, Inc.
Money Fund (SB & GP) Avg.**           5.72%    6.17%            6.54%

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. *Some investors may be subject to the federal alternative minimum tax (AMT). **iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Stock Broker & General Purpose (SB & GP) Average category as of June 26, 2000, the closest date to the end of our reporting period.

Weighted Average Maturity Compared to the Tax-Free Money Fund Average

(GRAPH)

(LOGO)                     August 14, 2000

Dear Shareholder,
Our six-month review period that began January 1, 2000, was a decidedly positive time for investors in the municipal money markets. Good investment opportunities arose as tax-exempt money market yields generally moved higher, despite brief periods when yields fell as demand for the securities exceeded the supply.

Increases in short-term interest rates by the Federal Reserve (the Fed) in February, March, and May were the driving forces behind the rise in municipal money market yields. The Fed repeatedly hiked rates in an effort to rein in U.S. economic growth and quell mounting inflationary pressures before they became rooted in the economy.

Amid this trend toward higher rates, the Prudential Tax- Free Money Fund's seven-day current yield on June 30, 2000, was 3.79%, the equivalent of a 5.89% taxable yield for investors in the top 39.6% tax bracket. The Fund maintained a $1 net asset value per share.

The following report takes a closer look at developments in the municipal money market during our fiscal half-year, and explains how the Fund was positioned.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld, President
Prudential Tax-Free Money Fund, Inc.

Prudential Tax-Free Money Fund, Inc.

Semiannual Report      June 30, 2000

Investment Adviser's Report

The beginning of the calendar year usually proves to be a challenging time in the municipal money market. Investors, anxious to reinvest cash received from coupon payments and maturing bonds, pour money into the market, driving prices of tax-exempt money market securities higher (and their yields lower). This seasonal decline in yields is aptly named the "January effect."

As our six-month review period began in 2000, we were able to weather the "January effect" because we had positioned the Fund advantageously in December 1999 by buying prerefunded bonds maturing in one year. These purchases kept the Fund's weighted average maturity (WAM) longer than that of its competitive average. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a portfolio.) Having a longer WAM meant we did not have to invest in longer-term securities when yields sank to unattractive levels in January.

Preparing for income tax season

As January progressed, we allowed the Fund's WAM to shorten by investing primarily in securities whose coupon rates reset either every day or every seven days. This strategy enabled the Fund to have sufficient liquidity to buy any higher-yielding securities that might be available after the Federal Reserve hiked short-term rates at its next meeting in February 2000.

The Fed had already tightened monetary policy three times the previous year to slow U.S. economic growth to a more sustainable pace. However, it was expected to raise short-term rates again because the economy continued to expand rapidly in early 2000.

Sure enough, February brought another rate hike that pushed municipal money market yields higher. We took advantage of this rise in yields by purchasing two- and three-month tax-exempt commercial paper, as well as securities that could be sold back to the issuer at their face value on a quarterly basis.

We chose securities that would mature in late April and early May because they would provide liquidity to satisfy redemptions that occur as shareholders withdraw money from the Fund to pay their income taxes.

Fed's bold inflation-fighting tactics

The Fed's next move came in late March. Soon after, municipal money market yields climbed sharply as it became clear the central bank would raise short-term rates by half of a percentage point-its largest increase in more than five years-at its mid-May meeting. During that time, we purchased securities that could be sold back to the issuer at their face value on a semiannual basis.

In a rising-interest-rate environment, municipal money market yields tend to lag the rise in taxable money market yields. Therefore under normal circumstances, we still would have been able to buy higher-yielding money market securities to extend the Fund's WAM, especially after the Fed aggressively raised rates in mid-May. But the market behaved in an unusual fashion as tax-exempt money market yields declined sharply in late May and June. In hindsight, we should have purchased more one-year securities in mid-May, as money market yields seem to have peaked at that time.

Looking Ahead
From June 1999 through May 2000, the Fed raised short-term rates six times-the first five were quarter-point rate hikes and the sixth was half of a percentage point. We believe the Fed's unusually large half-point rate hike in mid-May could be a signal that it has nearly completed its current round of tightening. In fact, the federal funds futures market, where investors hedge against changes in the overnight bank lending rate, indicates that many believe the likelihood of further rate increases this year has diminished. We expect U.S. economic activity to continue to moderate in coming months, decreasing the amount of additional Fed rate hikes, if any, that might be necessary.

Prudential Tax-Free Money Fund Management Team

Prudential Tax-Free Money Fund, Inc.

Semiannual Report       June 30, 2000

Financial
        Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited)

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount        Value
Description (a)                        Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Arkansas  2.3%
Arkansas Hosp. Equip. Fin. Auth.,
 AHA Pooled Fin. Prog., F.R.W.D.
 Ser. 98A                              A1+*       4.85%       7/05/00    $    3,900    $    3,900,000
----------------------------------------------------------------------------------------
Colorado  0.7%
Denver Company City County Single
 Family Home Metro Mayors Caucus
 Ser. C                                SP1+*      4.45        5/15/01         1,265         1,265,000
----------------------------------------------------------------------------------------
District of Columbia  0.1%
Dist. of Columbia, G.O. Var.
 Rate, F.R.D.D., Ser. 92A-2            VMIG1      4.65        7/03/00           100           100,000
----------------------------------------------------------------------------------------
Florida  10.3%
Orange County Florida Hlth.
 Facil. Auth. Florida Hosp. Assn.
 Hlth. Ser. A                          NR         5.10        7/06/00         5,000         5,000,000
Orange County Florida Hlth. Fac.
 Auth. Rev. Certificates Ser. 171      A1+*       4.99        7/06/00         8,625         8,625,000
Sunshine State Governmental
 Financing, T.E.C.P.,                  NR         4.55        7/21/00         4,000         4,000,000
                                                                                       --------------
                                                                                           17,625,000
----------------------------------------------------------------------------------------
Georgia  2.0%
Cobb Cnty. Indl. Dev. Auth.,
 Institute of Nuclear Pwr.,
 F.R.W.D., Ser. 98                     P1         4.80        7/05/00         2,500         2,500,000
Stephens County Georgia Dev.
 Auth. Ind. Dev. Rev. Caterpillar
 Inc. Proj.                            NR         5.07        7/06/00         1,000         1,000,000
                                                                                       --------------
                                                                                            3,500,000
----------------------------------------------------------------------------------------
Hawaii  1.2%
Honolulu City & Cnty., G.O., Ser.
 1990-D                                NR         6.90        12/01/00        2,000         2,044,022

    6                                      See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount        Value
Description (a)                        Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Illinois  12.1%
Chicago Illinois Rev. Adjusted
 Homestart Program
 Series A                              VMIG1      4.85%       7/05/00    $    5,000    $    5,000,000
Illinois Hlth. Fac. Auth.,
 Memorial Med Ctr. Ser. 1989           Aaa        6.50        10/01/00        4,740         4,859,747
Illinois Hlth. Fac. Auth.,
 Evanston Hosp. Corp. Prog.,
 A.N.N.M.T., Ser. 95                   VMIG1      4.25        01/31/01        5,000         5,000,000
 Evanston Hosp. Corp. Proj.,
 A.N.N.M.T., Ser. 92                   VMIG1      3.90        10/31/00        3,000         3,000,000
Illinois Housing Dev. Auth. Rev.
 Merlots Ser. V                        VMIG1      4.94        7/05/00         1,990         1,990,000
Rock Island County Illinois
 Metropolitan Airport Ser. C           VMIG1      4.85        7/05/00         1,000         1,000,000
                                                                                       --------------
                                                                                           20,849,747
----------------------------------------------------------------------------------------
Indiana  6.3%
Indiana Ed. Fac. Auth., Wesleyan
 Univ., F.R.W.D., Ser. 93              NR         4.85        7/06/00         4,700         4,700,000
Indiana St. Dev. Fin. Auth. Rev.,
 Edl. Facs., Covenant High Sch.,
 F.R.W.D., Ser. 96                     NR         4.70        7/06/00         4,900         4,900,000
South Bend Indiana Econ. Dev.,
 Rev. Adjusted Dynamic R.E.H.C.
 Inc., F.R.W.D., A.M.T., Ser. 99       NR         4.95        7/05/00         1,195         1,195,000
                                                                                       --------------
                                                                                           10,795,000
----------------------------------------------------------------------------------------
Kentucky  3.6%
Carroll County, Solid Wste. Disp.
 Facs. Rev., Ser. 94A, F.R.D.D.,
 A.M.T.                                VMIG1      4.85        7/03/00           400           400,000
Kentucky Housing Corp., Senior D,
 A.M.T.,                               MIG1       4.40        12/01/00        1,000         1,000,000

    See Notes to Financial Statements                                      7

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount        Value
Description (a)                        Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Leitchfield Kentucky Ind.
 Building Rev. Styline Inds. Inc.
 Project, F.R.D.D., A.M.T., Ser.
 99                                    A1+*       5.07%       7/07/00    $    4,785    $    4,785,000
                                                                                       --------------
                                                                                            6,185,000
----------------------------------------------------------------------------------------
Louisiana  0.8%
Calcasieu Parish Louisiana Public
 Trust Notes Ser. A                    NR         4.50        12/01/00          570           570,000
W. Baton Rouge Parish Dist.
 Pound3, Dow Chemical Co. Proj.,
 Ser. 94A, F.R.D.D., A.M.T.            P1         4.75        7/03/00           800           800,000
                                                                                       --------------
                                                                                            1,370,000
----------------------------------------------------------------------------------------
Maryland  1.3%
Anne Arundel County Baltimore Gas
 & Electric, A.N.N.M.T., Ser. 84       VMIG1      4.50        7/01/00         2,210         2,210,000
----------------------------------------------------------------------------------------
Michigan  5.0%
Detroit Michigan Sewage Disposal
 Rev. Merlots Ser. I                   VMIG1      4.89        7/05/00         5,000         5,000,000
Michigan Muni. Bond Auth. Rev.,
 Notes, Ser. 99 B1                     SP1+*      4.25        8/25/00         3,500         3,503,296
                                                                                       --------------
                                                                                            8,503,296
----------------------------------------------------------------------------------------
Minnesota  4.9%
Bloomington Comm. Dev. Rev., 94th
 Str. Proj., F.R.W.D., Ser. 85
 (e)                                   A1+*       4.85        7/07/00         4,945         4,945,000
St Paul Hsg. & Redev. Auth.,
 Heating Rev., F.R.W.D., Ser. 99D      A1+*       4.85        7/07/00         3,500         3,500,000
                                                                                       --------------
                                                                                            8,445,000
----------------------------------------------------------------------------------------
Mississippi  2.7%
Mississippi Hsg. Fin. Corp. Sngl.
 Fam. Mtg., F.R.W.D., Ser. 88          A1+*       4.85        7/06/00         4,625         4,625,000

    8                                      See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount        Value
Description (a)                        Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Missouri  0.6%
Branson, Tax Increment Street
 Imprv. Ser. 96                        NR         4.65%       12/01/00   $    1,000    $    1,002,638
----------------------------------------------------------------------------------------
Ohio  4.5%
East Lake Dev. Rev., Astro Model
 Corp., F.R.W.D., Ser. 96              NR         4.95        7/06/00         2,800         2,800,000
Ohio Hsg. Fin. Agcy., Mtge. Rev.
 Merlots Series Aa                     VMIG1      4.94        7/05/00         1,000         1,000,000
Ohio Hsg. Fin. Agcy. Rev.,
 Residential Mtge., A.M.T., Ser.
 117                                   A1+*       3.90        7/20/00         1,000         1,000,000
Multifamily Hsg. Ref., F.R.W.D.
 Ser. B                                A1+*       4.85        7/07/00         3,000         3,000,000
                                                                                       --------------
                                                                                            7,800,000
----------------------------------------------------------------------------------------
Oklahoma  1.2%
Tulsa Pkg. Auth., Williams Ctr.
 Proj., S.E.M.M.T., Ser. 87 A          VMIG1      4.75        11/15/00        2,000         2,000,000
----------------------------------------------------------------------------------------
Oregon  0.6%
Oregon Veterans Welfare Ser. 79B       MIG1       4.30        4/01/01         1,000         1,000,000
----------------------------------------------------------------------------------------
Pennsylvania  1.9%
Montgomery Cnty., Higher Ed. &
 Hlth. Auth. Rev., F.R.W.D., Ser.
 96A                                   A-1*       4.85        7/05/00         3,340         3,340,000
----------------------------------------------------------------------------------------
South Carolina  6.8%
Beaufort County South Carolina
 School Dist. Ser. B                   NR         6.50        3/01/01         1,050         1,064,874

    See Notes to Financial Statements                                      9

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount        Value
Description (a)                        Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
South Carolina Jobs Eco. Dev.
 Auth. Hlth. Fac. Rev.                 VMIG1      4.85%       7/05/00    $    3,000    $    3,000,000
South Carolina St Public Service
 Auth. Rev. Merlots Ser. L             VMIG1      4.89        7/05/00         5,090         5,090,000
Spartanburg County School              MIG1       4.75        2/15/01         2,500         2,508,233
                                                                                       --------------
                                                                                           11,663,107
----------------------------------------------------------------------------------------
South Dakota  5.5%
Grant County South Dakota
 Pollution Control Rev. Ref.
 Otter Tail Power Company Proj.        VMIG1      5.00        7/07/00         2,400         2,400,000
South Dakota Hsg. Dev. Auth. Home
 Ownership Mrtg., Ser. J               MIG1       3.75        9/28/00         2,025         2,025,000
South Dakota Str. Health Edl.
 Sioux Vly. Hosps. Hlth.               VMIG1      4.85        7/07/00         5,000         5,000,000
                                                                                       --------------
                                                                                            9,425,000
----------------------------------------------------------------------------------------
Tennessee  1.0%
Morgan Keegan Municipal Prods.
 Inc. Trust Rcpts. Ser. D              NR         5.07        7/06/00         1,720         1,720,000
----------------------------------------------------------------------------------------
Texas  12.8%
Austin Texas Airport Systems Rev.
 Merlots Series J                      VMIG1      4.94        7/05/00         3,000         3,000,000
Brazos River Harbor Nav. Dist.,
 Dow Chemical Co., Ser. 92A
 F.R.D.D., A.M.T.                      P1         4.75        7/03/00           200           200,000
Brazos River Texas Harbor
 Navigation Dist. Dow Chemicals
 Co. Proj.                             A1+*       4.75        7/03/00         3,000         3,000,000

    10                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.

                                                                         Principal
                                       Moody's    Interest    Maturity   Amount        Value
Description (a)                        Rating     Rate        Date       (000)         (Note 1)
----------------------------------------------------------------------------------------------------------
Dallas Fort Worth Texas Regional
 Airport Rev. Ref.,                    NR         4.70%       11/01/00   $      500    $      500,557
North Central Texas Hlth. Fac.
 Dev.                                  VMIG1      4.70        8/11/00         5,000         5,000,000
Port Corpus Christi Ind. Dev.
 Corp., Swg. & Solid Wste. Disp.
 Rev.                                  VMIG1      4.75        7/03/00           700           700,000
Texas Municipal Power Agency Rev.      NR         5.50        9/01/00         1,000         1,001,134
Texas Street Ser. A                    MIG1       4.50        8/31/00         8,500         8,498,086
                                                                                       --------------
                                                                                           21,899,777
----------------------------------------------------------------------------------------
Wisconsin  9.9%
Franklin Public School Dis.            NR         4.00        8/30/00         5,400         5,402,309
Wausau School Dist. Tax & Rev.         NR         4.10        9/22/00         2,000         2,001,574
Whitewater Ind. Dev. Rev., Trek
 Bicycle, F.R.W.D., A.M.T., Ser.
 95                                    NR         4.85        7/06/00         3,625         3,625,000
Wisconsin Hsg. & Econ. Dev. Auth.
 Ownership Rev., A.N.N.O.T., Ser.
 122                                   VMIG1      3.90        10/05/00        1,275         1,275,000
Wisconsin State Transportation
 Rev.                                  P1         4.30        7/27/00         4,708         4,708,000
                                                                                       --------------
                                                                                           17,011,883
----------------------------------------------------------------------------------------
Wyoming  2.9%
Lincoln County Pollution Control
 Flex Refunding Pacificorp Cnv.        VMIG1      4.90        7/05/00         5,000         5,000,000
                                                                                       --------------
Total Investments  101.0%
 (cost $173,279,470(c))                                                                   173,279,470
                                                                                       --------------
Liabilities in excess of other
 assets  (1.0)%                                                                            (1,769,414)
                                                                                       --------------
Net Assets  100%                                                                       $  171,510,056
                                                                                       --------------
                                                                                       --------------

    See Notes to Financial Statements                                     11

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of June 30, 2000 (Unaudited) Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternate Minimum Tax A.N.N.M.T.--Annual Mandatory Tender(b) A.N.N.O.T.--Annual Optional Tender(b) F.R.D.D.--Floating Rate (Daily) Demand Note(b) F.R.W.D.--Floating Rate (Weekly) Demand Note(b) G.O.--General Obligation S.E.M.M.T.--Semi-Annual Mandatory Tender(b) T.E.C.P.--Tax-Exempt Commercial Paper(b)
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.
(d) Indicates illiquid security restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $5,975,000 which represents approximately 3.5% of net assets.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
    12                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    June 30, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 173,279,470
Receivable for investments sold                                         2,210,000
Receivable for Fund shares sold                                         4,041,856
Interest receivable                                                     1,778,815
Prepaid expenses                                                            5,586
                                                                    -------------
      Total assets                                                    181,315,727
                                                                    -------------
LIABILITIES
Payable for Investments purchased                                       7,212,787
Payable for Fund shares reacquired                                      2,180,975
Accrued expenses                                                          127,836
Bank overdraft                                                            112,297
Dividends payable                                                          90,862
Management fee payable                                                     71,394
Distribution fee payable                                                    9,520
                                                                    -------------
      Total liabilities                                                 9,805,671
                                                                    -------------
NET ASSETS                                                          $ 171,510,056
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common Stock, $.01 par value                                     $   1,715,913
   Paid-in capital in excess of par                                   169,794,143
                                                                    -------------
Net assets, June 30, 2000                                           $ 171,510,056
                                                                    -------------
                                                                    -------------
Net asset value, offering price and redemption price
   per share ($171,510,056 / 171,604,335 shares)                            $1.00
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     13

       Prudential Tax-Free Money Fund, Inc.
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                         Ended
                                                                     June 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                           $ 3,566,166
                                                                     -------------
Expenses
   Management fee                                                         441,165
   Distribution fee                                                       110,291
   Transfer agent's fees and expenses                                      65,000
   Custodian's fees and expenses                                           30,000
   Registration fees                                                       17,000
   Reports to shareholders                                                 18,000
   Audit fee and expenses                                                  13,000
   Legal fees and expenses                                                  6,000
   Directors' fees and expenses                                             5,000
   Miscellaneous                                                            1,084
                                                                     -------------
      Total expenses                                                      706,540
                                                                     -------------
Net investment income                                                   2,859,626
                                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 2,859,626
                                                                     -------------
                                                                     -------------

    14                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                    Ended           Year Ended
                                                June 30, 2000    December 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $   2,859,626      $   5,097,107
   Net realized gain on investment
      transactions                                         --                  3
                                                -------------    -----------------
   Net increase in net assets resulting from
      operations                                    2,859,626          5,097,110
                                                -------------    -----------------
Dividends and distributions to shareholders        (2,859,626)        (5,097,110)
                                                -------------    -----------------
Fund share transactions (at $1 per share)
   Proceeds from shares sold                      276,468,208        604,058,962
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                   2,719,495          4,896,169
   Cost of shares reacquired                     (287,564,604)      (628,233,381)
                                                -------------    -----------------
   Net decrease in net assets from Fund share
      transactions                                 (8,376,901)       (19,278,250)
                                                -------------    -----------------
Total decrease                                     (8,376,901)       (19,278,250)
NET ASSETS
Beginning of period                               179,886,957        199,165,207
                                                -------------    -----------------
End of period                                   $ 171,510,056      $ 179,886,957
                                                -------------    -----------------
                                                -------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential Tax-Free Money Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.

      Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment
    16

       Prudential Tax-Free Money Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Corporation ('PIC'), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, PIC is paid by PIFM at an annual rate of .250 of 1% of the Fund's average daily net assets up to and including $750 million, .191% of 1% of the next $750 million and .150% of 1% over $1.5 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the next $750 million of average daily net assets and
 .375 of 1% of average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended June 30, 2000, the Fund incurred fees of approximately $64,000 for the services of PMFS. As of June 30, 1999, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                              17

       Prudential Tax-Free Money Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                    June 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $    1.00
Net investment income and realized gains                                   .016
Dividends and distributions to shareholders                              (.016)
                                                                    -------------
Net asset value, end of period                                        $    1.00
                                                                    -------------
                                                                    -------------
TOTAL RETURN(a):                                                           1.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 171,510
Average net assets (000)                                              $ 177,436
Ratios to average net assets:
   Expenses, including distribution fee                                     .80%(b)
   Expenses, excluding distribution fee                                     .68%(b)
   Net investment income                                                   3.24%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Annualized.
    18                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------
    1999                1998                 1997                 1996                 1995
---------------------------------------------------------------------------------------------------------
    $   1.00            $   1.00             $   1.00             $   1.00             $   1.00
        .025                .028                 .030                 .028                 .031
       (.025)              (.028)               (.030)               (.028)               (.031)
----------------    ----------------     ----------------     ----------------     ----------------
    $   1.00            $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------    ----------------
----------------     ----------------     ----------------     ----------------    ----------------
        2.56%               2.83%                3.00%                2.84%                3.15%
    $179,887            $199,165             $329,812             $333,808             $387,651
    $202,718            $277,839             $339,825             $403,230             $470,370
         .81%                .80%                 .78%                 .80%                 .80%
         .69%                .68%                 .66%                 .67%                 .63%
        2.51%               2.80%                2.97%                2.83%                3.14%

    See Notes to Financial Statements                                     19

Prudential Tax-Free Money Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                        www.prudential.com (800) 225-1852
For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Cusip Number   74436P103

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2000, were not audited and, accordingly, no opinion is expressed on them.

[LOGO]     PRUDENTIAL
           PRUDENTIAL MUTUAL FUNDS
           Gateway Center Three
           100 Mulberry Street
           Newark, NJ 07102-4077
           (800) 225-1852

                          Annual Report to Shareholders of
                        Connecticut Money Market Series for
                       the fiscal year ended August 31, 2000
                                     [to come]


                          Annual Report to Shareholders of
                         Massachusetts Money Market Series
                            for the fiscal year ended
                                 August 31, 2000
                                     [to come]

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant shall not be liable to the Registrant, any stockholder, officer, director, employee or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and directors, officers, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit 7(c) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

         The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management, LLC (PIFM) (formerly known as Prudential Mutual Fund Management, Inc.) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16. EXHIBITS.

1.       Restated Articles of Incorporation. Incorporated by reference to
         Exhibit 1 to Post-Effective Amendment No. 21 to Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

2.       (a) By-Laws of the Registrant, as amended. Incorporated by reference to
         Exhibit 2 to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A filed via EDGAR on February 26, 1997
         (File No. 2-64625).

         (b) Amendment to By-Laws of the Registrant.*

3.       Not Applicable.

4. Form of Agreement and Plan of Reorganizations filed herewith as Attachment A to the Prospectus and Proxy Statement.*

5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

6. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., as amended November 19, 1993. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-64625).

         (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to

         Post-Effective Amendment No. 21 to Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (c) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on February 29, 2000 (File No. 2-64625).

7. (a) Amended Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 19 to Registration Statement on Form N-1A filed via EDGAR on May 31, 1995 (File No. 2-64625).

         (b) Amended Distribution Agreement, dated January 1, 1996, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1996 (File No. 2-64625).

         (c) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

         (d) Form of Dealer Agreement, incorporated by reference to Exhibit (e)
         (iv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

8.       None.

9. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 21 to Registration Statement on
         Form N-1 A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (b) Amendment to Custodian Contract/Agreement, dated February 22, 1999, between the Registrant and State Street Bank and Trust Company.*

10. (a) Distribution and Service Plan of Registrant, incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (b) Amended and Restated Distribution and Service Plan, incorporated by reference to Exhibit (m) (ii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

11.      Opinions and Consents of Counsel.**

12.      Not Applicable.

13. (a) Transfer Agency and Service Agreement, dated January 1, 1988, between the Registrant and Prudential Mutual Fund Services. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (b) Amendment to Transfer Agency and Service Agreement, dated
         August 24, 1999, by and between the Registrant and Prudential Mutual Fund Services LLC.*

14. (a) Consent of Independent Accountants to Prudential Tax-Free Money Fund, Inc.**

         (b) Consent of Independent Accountants to Prudential Municipal Series Fund.**

15.      Not Applicable.

16.      Not Applicable.

17.      (a) Proxies, filed immediately after Prospectus and Proxy Statement. *

         (b) Prospectus of the Registrant dated February 29, 2000.**

         (c) Prospectus of Connecticut Money Market Series of Prudential Municipal Series Fund dated December 23, 1999.*

         (d) Prospectus of Massachusetts Money Market Series of Prudential Municipal Series Fund dated December 23, 1999.*

         (e) Supplement dated September 13, 2000 to Prospectuses of Connecticut Money Market Series and Massachusetts Money Market Series of Prudential Municipal Series Fund.**

         (f) Supplement dated August 24, 2000 to Prospectuses of Connecticut Money Market Series and Massachusetts Money Market Series of Prudential Municipal Series Fund.**

         (g) President's Letter, filed immediately preceding Prospectus and Proxy Statement.*

         (h) Statement of Additional Information of Prudential Municipal Series Fund dated October __, 2000.**

----------------------
*Filed herewith.
**To be filed by Amendment.

ITEM 17. UNDERTAKINGS.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.14c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and State of New Jersey, on the 26th day of September, 2000.

                                    PRUDENTIAL TAX-FREE MONEY FUND, INC.

                                    /s/ John R. Strangfeld
                                    ------------------------------------
                                    John R. Strangfeld, President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                  TITLE                          DATE
---------                                  -----                          ----
/s/ Delayne D. Gold                        Director                       September 26, 2000
------------------------------
    DELAYNE D. GOLD

/s/ Robert F. Gunia                        Vice President and             September 26, 2000
------------------------------             Director
    ROBERT F. GUNIA

                                           Director                       September 26, 2000
------------------------------
    ROBERT E. LABLANC

/s/ David R. Odenath                       Director                       September 26, 2000
------------------------------
    DAVID R. ODENATH

/s/ Robin B. Smith                         Director                       September 26, 2000
------------------------------
    ROBIN B. SMITH

/s/ Stephen Stoneburn                      Director                       September 26, 2000
------------------------------
    STEPHEN STONEBURN

/s/ John R. Strangfeld                     President                      September 26, 2000
------------------------------             and Director
    JOHN R. STRANGFELD

/s/ Nancy H. Teeters                       Director                       September 26, 2000
------------------------------
    NANCY H. TEETERS

/s/ Clay T. Whitehead                      Director                       September 26, 2000
------------------------------
    CLAY T. WHITEHEAD

/s/ Grace C. Torres                        Treasurer and Principal        September 26, 2000
------------------------------             Financial and Accounting
    GRACE C. TORRES                        Officer


                                  EXHIBIT INDEX

2.       (b) Amendment to By-Laws of the Registrant.

4. Form of Agreement and Plan of Reorganizations filed herewith as Attachment A to the Prospectus and Proxy Statement.

9. (b) Amendment to Custodian Contract/Agreement, dated February 22, 1999, between the Registrant and State Street Bank and Trust Company.

13.      (b) Amendment to Transfer Agency and Service Agreement, dated
         August 24, 1999, by and between the Registrant and Prudential Mutual Fund Services LLC.

l7.      (a) Proxies, filed immediately after Prospectus and Proxy Statement.

         (c) Prospectus of Connecticut Money Market Series of Prudential Municipal Series Fund dated December 23, 1999.

         (d) Prospectus of Massachusetts Money Market Series of Prudential Municipal Series Fund dated December 23, 1999.

         (g) President's Letter, filed immediately preceding Prospectus and Proxy Statement.